      As filed with the Securities and Exchange Commission on May 30, 1997


                                                      Registration Nos. 33-83822
                                                                        811-8760
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                ________________
                                   FORM  N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/
                            Pre-Effective Amendment No.  3               / /
                                                       ----
                           Post-Effective Amendment No.  1               /X/
                                                       ----
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
                                 Amendment No. 4                         /X/
                                              ----
                         (Check appropriate box or boxes)


                          CVO GREATER CHINA FUND, INC.
               (Exact name of Registrant as specified in charter)


                        125 West 55th Street, 11th Floor
                               New York, NY  10019
                (Address of Principal Executive Offices Zip Code)


       Registrant's Telephone Number, including Area Code:  (800) 618-9510

                              Wallace Mathai-Davis
                             Secretary and Treasurer
                          CVO Greater China Fund, Inc.
                               520 Madison Avenue
                               New York, NY  10022
                     (Name and Address of Agent for Service)

                                 WITH A COPY TO:

                                Bartley C. Deamer
                    McCutchen, Doyle, Brown & Enersen, L.L.P.
                              3 Embarcadero Center
                         San Francisco, California 94111
                                 (415) 393-2168



               It is proposed that this filing will become effective:
               ___X__ immediately upon filing pursuant to Rule 485(b)
               ______ on           , 1997 pursuant to Rule 485(b)
               ______ 60 days after filing pursuant to Rule 485(a)
               ______ on           , 1997 pursuant to Rule 485(a)



Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares of Capital Stock, $.001 par value per share, of all series of the Registrant, now existing or hereafter created. Registrant intends to file its Rule 24f-2 Notice on or before December 30, 1997.

                          CVO GREATER CHINA FUND, INC.
                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        Under the Securities Act of 1933

 N-1A Item No.                                           Location
 -------------                                           --------
 Part A                                                  Prospectus Caption
 ------                                                  ------------------

 Item 1.             Cover Page . . . . . . . . . .      Cover Page

 Item 2.             Synopsis . . . . . . . . . . .      Shareholder and Fund
                                                         Expenses

 Item 3.             Condensed Financial
                     Information. . . . . . . . . .      Financial Highlights


 Item 4.             General Description of              Prospectus Summary;
                     Registrant . . . . . . . . . .      The Fund's Investment
                                                         Objectives and
                                                         Policies; The Fund's
                                                         Investments in the
                                                         Greater China Region;
                                                         Risks Associated with
                                                         the Fund; Management
                                                         of the Fund;
                                                         Additional Information

 Item 5.             Management of the Fund . . .        Management of the Fund

 Item 5A.            Management Discussion of Fund       Not Applicable
                     Performance. . . . . . . . .

 Item 6.             Capital Stock and Other             Redemption of Shares;
                     Securities . . . . . . . . .        Shareholder Services;
                                                         Management of the
                                                         Fund; Additional
                                                         Information

 Item 7.             Purchase of Securities              Management of the
                     Being Offered . . . . . . . .       Fund; Purchase of
                                                         Shares; Calculation of
                                                         Net Asset Value

 Item 8.             Redemption or Repurchase . . .      Redemption of Shares;
                                                         Shareholder Services

 Item 9.             Legal Proceedings. . . . . . .      Not Applicable



                                                         Statement of
 Part B                                                  Additional
                                                         Information Caption
 Item 10.            Cover Page . . . . . . . . . .      Cover Page

 Item 11.            Table of Contents  . . . . . .      Table of Contents

 Item 12.            General Information and
                     History. . . . . . . . . . . .      Not Applicable

 Item 13.            Investment Objectives and
                     Policies . . . . . . . . . . .      Additional Information
                                                         on Portfolio
                                                         Instruments; Hedging
                                                         and Other Strategic
                                                         Transactions

 Item 14.            Management of the
                     Registrant . . . . . . . . . .      Management of the Fund


 Item 15.            Control Persons and Principal       Management of the
                     Holders  of Securities . . . .      Fund; General
                                                         Information


 Item 16.            Investment Advisory and Other       Management of the Fund
                     Services

 Item 17.            Brokerage Allocation  . . . .       Not Applicable

 Item 18.            Capital  Stock and Other            General Information
                     Securities . . . .

 Item 19.            Purchase, Redemption and
                     Pricing of Securities Being         Management of the
                     Offered . . . . . . . . . . .       Fund; Purchase of
                                                         Shares; Redemption of
                                                         Shares; Shareholder
                                                         Services


 Item 20.            Tax Status . . . . . . . . . .      Additional Information
                                                         Concerning Dividends,
                                                         Distributions and
                                                         Taxes


 Item 21.            Underwriters . . . . . . . . .      Not Applicable

 Item 22.            Calculation of Performance          Performance
                     Data . . . . . . . . . . . . .      Calculations


 Item 23.            Financial Statements . . . . .      Financial Statements


 Part C

 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

CVO GREATER CHINA FUND

FUNDAMENTAL INVESTING IN SECURITIES OF CHINA, HONG KONG, SINGAPORE AND TAIWAN

PROSPECTUS

MAY 30, 1997

A JOINT VENTURE OF CHINAVEST AND OFFITBANK

                          CVO GREATER CHINA FUND, INC.

                          CLASS I AND CLASS II SHARES

    THIS PROSPECTUS DESCRIBES THE CLASS I AND CLASS II SHARES OF CVO GREATER CHINA FUND, INC. (THE "FUND"), A MUTUAL FUND SEEKING CAPITAL APPRECIATION AND INCOME GENERATION THROUGH INVESTMENT IN PUBLICLY-TRADED EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE INVESTMENT ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF THE PEOPLE'S REPUBLIC OF CHINA, HONG KONG, TAIWAN AND SINGAPORE (THE "GREATER CHINA REGION"). The Fund is a non-diversified, no-load, open-end, management investment company. Under normal market conditions and subject to temporary defensive investments, at least 65% of the Fund's total assets will be invested in equity securities (i) traded in securities markets located in the Greater China Region, or (ii) issued by companies whose business significantly relates to the Greater China Region (as measured by assets, revenues or profit). Initially, it is anticipated that a majority of the Fund's portfolio will be listed in Hong Kong, Singapore and Taiwan. The Fund's investments are considered speculative and subject to certain risks. (See "The Fund's Investment Objectives and Policies" and "Risks Associated with the Fund" for further details.) There can be no assurance that the Fund's investment objectives will be achieved.


    CVO Greater China Partners, L.P., a Delaware limited partnership, serves as the Fund's investment adviser (the "Adviser"). The general partners of the Adviser are OFFITBANK Greater China, Inc. ("OGC") and ChinaVest Public Equities, LLC. OGC is a New York corporation organized by OFFITBANK, a New York State chartered trust company which currently manages in excess of $7 billion in assets. INVESTORS ARE ADVISED THAT SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ChinaVest Public Equities, LLC is a California limited liability corporation organized by the ChinaVest investment management group of Hong Kong which specializes in the management of investments in the People's Republic of China and other areas of the Greater China Region and currently manages in excess of $225 million in assets. The address of the Fund is 125 West 55th Street, 11th Floor, New York, New York, 10019. See "Management of the Fund" for further details.



    This Prospectus is designed to provide you with information you should know before investing in the Fund. Please read and retain this document for future reference. A Statement of Additional Information dated May 30, 1997, as supplemented from time to time, for the Fund has been filed with the Securities and Exchange Commission and is incorporated entirely by reference into this Prospectus. The Statement of Additional Information is available without charge by calling 1-800-618-9510.


                          ----------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          ----------------------------


                         Prospectus dated May 30, 1997

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Shareholder and Fund Expenses...............................     4
Financial Highlights........................................     5
The Fund's Investment Objectives and Policies...............     6
The Fund's Investments in the Greater China Region..........     9
Risks Associated with the Fund..............................    15
Special Investment Techniques...............................    23
Management of the Fund......................................    29
Dividends and Distributions.................................    31
Purchase of Shares..........................................    32
Redemption of Shares........................................    33
Shareholder Services........................................    35
Calculation of Net Asset Values.............................    35
Tax Information.............................................    36
Backup Withholding..........................................    39
Performance Information.....................................    40
Additional Information......................................    41
Reports to Shareholders.....................................    41

                               PROSPECTUS SUMMARY

THE FUND. CVO Greater China Fund, Inc. (the "Fund") is a Maryland corporation organized as a non-diversified, no-load, open-end, management investment company. The Fund offers two classes of shares: Class I Shares, which are offered to institutional investors, and Class II Shares, which are offered to non-institutional investors. Class I and Class II Shares are collectively referred to as "Shares" in this Prospectus. The Shares represent interests in the same investment portfolio and differ only in the allocation of certain expenses. Class II Shares are expected to bear higher expenses than Class I Shares that will, when applicable, result in lower dividends for Class II Shares. See "Shareholder and Fund Expenses" and "Additional Information."

INVESTMENT OBJECTIVE. The Fund's investment objective is to achieve capital appreciation and income generation from investment in publicly-traded equity securities of companies which, in the opinion of the Adviser, will benefit from the economic development and growth of the People's Republic of China, Hong Kong, Taiwan and Singapore (collectively, the "Greater China Region"). More specifically, under normal market conditions and subject to temporary defensive investments, at least 65% of the Fund's assets will be invested in equity securities (i) traded in securities markets located in the Greater China Region, or (ii) issued by companies whose business significantly relates to the Greater China Region (as measured by assets, revenues or profit). See "The Fund's Investment Objectives and Policies."

RISK FACTORS. The Fund's investments are considered speculative and are subject to certain risks, including investment risks associated with making investments in countries operating in the Greater China Region. The Fund may engage in currency hedging transactions which are subject to risks that are different from risks related to other portfolio transactions. See "Risks Associated with the Fund."

THE INVESTMENT ADVISER. CVO Greater China Partners, L.P. (the "Adviser") serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement which generally provides for the Adviser to supervise all aspects of the Fund's operations. The Adviser receives a fee based on the Fund's average daily net assets. See "Management of the Fund."

PURCHASING SHARES. Shares of the Fund are offered at net asset value. See "Purchase of Shares." The minimum initial investment for Class I Shares is $1,000,000 and for Class II Shares, $250,000. The Fund may reduce or waive the minimum initial investment amount in its sole discretion. Additional investments must be in an amount of at least $10,000. The distributor of the Shares is OFFIT Funds Distributor, Inc., a wholly-owned subsidiary of Furman Selz LLC.

REDEEMING SHARES. Shareholders may redeem all or a portion of their Shares at net asset value at any time and without charge, except that an early redemption charge will be levied on investors who hold shares for less than 9 months. The early redemption charge will be 2% of the net asset value, at the redemption date, of shares redeemed within 9 months of their acquisition. This early redemption charge will be paid to the Fund. See "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends from net investment income, if any, on an annual basis. In addition, the Fund may make distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be paid directly to investors by check, or reinvested in additional Shares of the Fund. See "Dividends and Distributions."

                         SHAREHOLDER AND FUND EXPENSES

                                                                                                   CLASS I      CLASS II
                                                                                                 -----------  ------------
SHAREHOLDER TRANSACTION EXPENSES(1)
  Maximum Sales Charge Imposed on Purchases....................................................         None        None
  Sales Charges Imposed on Reinvested Dividends................................................         None          None
  Redemption Fees(2)...........................................................................        2.00 %        2.00 %

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets, after fee waivers)
  Advisory Fees................................................................................        1.25 %        1.25 %
  Rule 12b-1 Fees(3)...........................................................................           0             0
  Other Expenses (estimated, after waivers)(4).................................................        0.75 %        1.00 %
      Total Operating Expenses (after waivers)(4)..............................................        2.00 %        2.25 %


EXAMPLE                                                                                            1 YEAR       3 YEARS
-----------------------------------------------------------------------------------------------  -----------  ------------
You would pay the following expenses on a $1,000 investment, assuming (a) 5% annual return and
(b) redemption at the end of each time period:(1)
Class I Shares.................................................................................  $      20     $      63
Class II Shares................................................................................  $      23     $      70

--------------
(1) The purpose of the table and example is to assist investors in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. See "Management of the Fund," "Purchase of Shares" and "Redemptions of Shares." The advisory fee is higher than that paid by most other investment companies, but is consistent with advisory fees paid by most funds investing in the Greater China Region. THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN AND THE ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN 5%.

(2) An early redemption fee of 2% will only be charged in cases where shares are redeemed within 9 months of purchase. This fee will be paid to the Fund.

(3) The Fund is authorized to spend up to 0.25% of its net assets annually in accordance with its Plan of Distribution to compensate its distributor for activities primarily intended to result in the sale of Class II Shares, but will not do so for a period of at least one year following the commencement of operations of the Fund and thereafter, until further action is taken by the Board of Directors. See "Management of the Fund--Distributor."

(4) As of the date of this Prospectus, the Fund had not commenced investment operations. The amounts set forth for "Other Expenses" are therefore based on estimates for the current fiscal year, after giving effect to voluntary waivers of administration fees, which will be in effect for a period of at least one year from the date of this Prospectus. Without the waiver of administrative fees, "Other Expenses" would be 0.825% for Class I Shares, and 1.075% for Class II Shares and "Total Operating Expenses" would be 2.075% for Class I Shares and 2.325% for Class II Shares (which does not include the Rule 12b-1 fee applicable to Class II Shares which will not be in effect for at least one year from the date of this Prospectus). "Other Expenses" will include (i) a 0.25% shareholder servicing fee based on the Fund's assets attributable to Class II Shares (which will be paid by Class II Shares only), (ii) a 0.075% administrative fee based on the average daily net assets of the Fund (which includes a partial waiver of such fee), and
    (iii) audit, accounting, custody, legal, registration, transfer agency and miscellaneous other charges. See "Management of the Fund" for further details.

The foregoing table has not been audited by the Fund's independent accountants. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)



    The table below sets forth certain information for the period ended April 30, 1997 concerning the investment results the CVO Greater China Fund (the "Fund"). This information should be read in conjunction with the financial statements and notes thereto which are included in the Statement of Additional Information.



                                                                                              FOR THE PERIOD FROM
                                                                                               NOVEMBER 19, 1996*
                                                                                               THROUGH APRIL 30,
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGH THE PERIOD:                 1997
--------------------------------------------------------------------------------------------  --------------------
CLASS I SHARES:
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........................................................         $ 10.00
                                                                                                      ------
  Net investment income.....................................................................            0.00
  Net realized and unrealized gains.........................................................            0.13
                                                                                                      ------
  Total from investment operations..........................................................            0.13
                                                                                                      ------
NET ASSET VALUE, END OF PERIOD..............................................................         $ 10.13
                                                                                                      ------
                                                                                                      ------
TOTAL INVESTMENT RETURN+....................................................................            1.30%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..................................................         $ 8,157
Ratios to average net assets:
  Expenses..................................................................................            2.00%(1)(2)
  Net investment income.....................................................................           (0.14)%(1)
PORTFOLIO TURNOVER RATE.....................................................................            0.04%

CLASS II SHARES:
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........................................................         $ 10.00
                                                                                                      ------
  Net investment income.....................................................................            0.00
  Net realized and unrealized gains.........................................................            0.12
                                                                                                      ------
  Total from investment operations..........................................................            0.12
                                                                                                      ------
NET ASSET VALUE, END OF PERIOD..............................................................         $ 10.12
                                                                                                      ------
                                                                                                      ------
TOTAL INVESTMENT RETURN+....................................................................            1.30%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..................................................         $    51
Ratios to average net assets:
  Expenses..................................................................................            2.00%(1)(2)
  Net investment income.....................................................................           (0.14)%(1)
PORTFOLIO TURNOVER RATE.....................................................................            0.04%


--------------


         * Commencement of operations.
       (1) Annualized.
       (2) If the Fund had borne all expenses that were assumed or waived by the Adviser and Administrator, the above expense ratio would have been 5.35% (annualized).
         + Not annualized. Total return is based on the change in net assets value during the period and assumes reinvestment of all dividends and distributions.

                 THE FUND'S INVESTMENT OBJECTIVES AND POLICIES

    CVO GREATER CHINA FUND, INC. (THE "FUND") IS A NON-DIVERSIFIED, NO-LOAD, OPEN-END, MANAGEMENT INVESTMENT COMPANY. THE FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE CAPITAL APPRECIATION AND INCOME GENERATION FROM INVESTMENT IN PUBLICLY-TRADED EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF THE PEOPLE'S REPUBLIC OF CHINA, HONG KONG, TAIWAN AND SINGAPORE (COLLECTIVELY, THE "GREATER CHINA REGION"). More specifically, under normal market conditions and subject to temporary defensive investments (as defined below), at least 65% of the Fund's assets will be invested in equity securities (i) traded in securities markets located in the Greater China Region, or (ii) issued by companies whose business significantly relates to the Greater China Region (as measured by assets, revenues or profit). The securities issued by such companies may be listed on stock markets in countries outside the Greater China Region. The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a majority of the Shares of the Fund. See "Management of the Fund" for further information. In addition, investments in issuers doing business in the Greater China Region involve possible risks not typically associated with issuers in the United States. See "Risks Associated with the Fund" for further information. There is no assurance that the investment objective of the Fund will be achieved.

    The Fund seeks to achieve its investment objective through investing in a selected and managed portfolio consisting primarily of publicly-traded equity securities of companies that operate in the Greater China Region. The decisions of the Adviser as to which specific publicly-traded securities will be acquired by the Fund will be based on a general strategy of selecting those issuers which it believes will show a high rate of capital appreciation in future years. See "Risks Associated with the Fund."

    The Fund will, under normal market conditions and subject to temporary defensive investments (as defined below), invest at least 65% of its total assets in publicly-traded equity securities issued by companies (a) whose securities are principally traded in a Greater China Region country, or (b) having at least 50% of their assets in one or more Greater China Region countries or (c) that have derived at least 50% of their gross revenues or profits from providing goods or services to or from within one or more Greater China Region countries. Such securities are referred to in this Prospectus as "Greater China Investments." Greater China Investments are typically, but not necessarily, listed on stock exchanges or traded in the over-the-counter market in countries in the Greater China Region. The principal offices of the issuers of Greater China Investments may be located outside the Greater China Region. The Fund may invest up to 90% of its total assets in the securities of issuers whose equity securities are either (i) traded in securities markets located in a single country in the Greater China Region, or (ii) issued by companies whose business principally relates to, a single country in the Greater China Region. During the first six months of the Fund's operations, the Fund may not achieve its investment objective. The Fund expects during the first 18 months of its operations to invest more than 50% of its total assets in issuers whose equity securities are listed in Hong Kong, Singapore and Taiwan, but has not identified any other market in which it currently intends to invest to this extent. After the Fund's initial investments in the Greater China Region are established, the Fund will not invest more than 10% of its total assets in any country outside the Greater China Region, except for temporary defensive investment purposes and investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. The Fund expects to achieve its 65% investment objective within six months after the Fund commences operations.

    Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets as restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; depository receipts for any of the foregoing; listed country funds, i.e., investment funds investing in publicly-traded stock, where the investment fund is either open-ended or itself trades in public markets; stock options and warrants to purchase stock; stock index futures; and convertible debt instruments. Within the confines of the 65% investment policy, stock options and warrants to purchase stock may not comprise more than 5% of such investment.

    Equity securities will be considered "publicly-traded" for purposes of the 65% policy if the exchanges or over-the-counter markets on which the Fund may purchase securities in the Greater China Region provide sufficiently liquid markets so that the securities acquired by the Fund on such markets need not be considered illiquid securities. Such exchanges currently include: People's Republic of China--The Shanghai Securities Exchange and The Shenzhen Stock Exchange; Hong Kong--The Stock Exchange of Hong Kong Limited; Taiwan--The Taiwan Stock Exchange Corp.; and Singapore--The Singapore Stock Exchange, Stock Exchange of Singapore Dealing and Automated Quotations Board ("SESDAQ") and Central Limit Order Board International ("CLOB"). As of the date of this Prospectus, the People's Republic of China is planning to establish a new stock exchange in Beijing.

    In addition to its investments in equity securities, the Portfolio may invest up to 35% of its net assets in other types of transactions described below under "Special Investment Techniques." These types of transactions will be used for hedging and other secondary and supplemental investment objectives, including income generation. See "Special Investment Techniques."

    In general, the Fund's board of directors have established as a nonfundamental policy that the Fund may not purchase the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result of such purchase (a) more than 25% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of such issuer. It is a fundamental policy that the Fund may not purchase any security if, as a result of such purchase, 25% or more of the total assets of the Fund (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry (the electric, gas and telephone utility industries being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

    It is a fundamental policy of the Fund that it will not invest more than 5% of its total assets in any listed country fund, nor more than 10% of its total assets in all listed country funds taken together; and that the Fund's investment in any listed country fund will not exceed 3% of that fund's total assets. Listed country funds are intended to be used primarily for Taiwan-related investments, until Taiwanese foreign investment restrictions are liberalized. The Fund's investments in listed country funds will be subject to advisory and other fees set by its sponsor, in addition to the advisory and other fees payable by the Fund.

    It is a fundamental policy of the Fund that it will not invest more than 5% of its net assets in convertible debt securities which are less than investment grade. A security is investment grade if it is rated BBB or above by Standard & Poor's Corporation or Baa or above by Moody's Investors Service, Inc. or determined to be of comparable quality in the sole discretion of the Adviser. Securities rated BBB or Baa have speculative characteristics. The Fund will dispose of any security or instrument that, subsequent to its acquisition by the Fund, is rated (or determined by the Adviser to be of comparable quality to) below investment grade in an orderly manner, if the Fund's total holdings in below investment grade debt would otherwise exceed 5% of its net assets. The Fund's primary purpose in investing in convertible debt, whether or not investment grade, will be to participate in the value of the equity security underlying the conversion right.

    Other fundamental and nonfundamental investment limitation policies of the Fund are described in "Investment Limitations" in the Statement of Additional Information.

DEPOSITORY RECEIPTS

    In achieving the 65% investment policy, the Fund may hold equity securities of foreign issuers in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and Global Depository Receipts ("GDRs"), or other securities convertible into securities of eligible issuers. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. Unsponsored depository receipts may not present material information to potential investors because such information is unavailable. GDRs are receipts issued by foreign banks and trust companies that evidence ownership of either foreign or U.S. securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and GDRs in bearer form are designed for use in securities markets outside the U.S.

    Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The value of an ADR, ADS and GDR will fluctuate with the value of the underlying security and changes in exchange rates, and involve risks associated with investing in foreign securities. There may be less information available about foreign issuers of an unsponsored ADR, ADS or GDR.

    For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, and GDRs will be deemed to be investments in the underlying equity securities representing securities of foreign issuers into which they may be converted.

CONVERTIBLE DEBT INSTRUMENTS

    The 65% investment policy also includes debt instruments convertible into equity securities. Although the Fund will purchase such convertible debt securities primarily on account of the underlying equity securities, the value of the Fund's holding could also be significantly affected by changes in market interest rates and the issuer's credit standing. A significant portion of any convertible debt holdings are expected to consist of instruments originally issued in the Euroconvertible market. Euroconvertibles may be denominated in U.S. dollars, but may also be denominated in European or other currencies. If a Euroconvertible is denominated in a non-U.S. currency, the value of the Fund's holding, expressed in U.S. dollars, could also be significantly affected by changes in currency conversion rates.

ILLIQUID INVESTMENTS

    The Fund will not invest more than 15% of the value of its net assets in illiquid investments. Illiquid investments are assets which may not be sold or disposed of by the Fund in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment. See "Risks Associated with the Fund--Special Risks of Certain Fund Investments." Securities that can be sold within seven days of their acquisition are generally not deemed illiquid for purposes of this limitation, irrespective of any legal or contractual restrictions on resale. See "Risks Associated with the Fund--Special Risks of Certain Fund Investments--Illiquid and Restricted Securities."

REPURCHASE AGREEMENTS

    Under a repurchase agreement, the Fund buys a security from a bank or broker-dealer at one price and simultaneously promises to sell that same security back to the seller at a higher price. The repurchase date is usually within seven days of the original purchase date. The Fund may enter into repurchase agreements with respect to its permitted investments with counterparties that it deems creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. For purposes of the 15% limitation that applies to illiquid investments, repurchase agreements which mature in more than seven days will be considered illiquid securities. Repurchase agreements are deemed to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").

TEMPORARY DEFENSIVE INVESTMENTS

    The Fund's policy is that it may, for temporary defensive purposes and during the initial structuring of the Fund's portfolio, invest up to 100% of its total assets in debt securities of foreign companies (including companies that are not operating in the Greater China Region), United States companies, foreign governments and the U.S. Government (and their respective agencies, instrumentalities, political subdivisions and authorities), as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with net worth of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Directors of the

Fund. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's or A-1 or better by S&P or, if unrated, will be of comparable high quality as determined by the Adviser.

OTHER INVESTMENTS

    For descriptions about other types of investments that the Fund may invest in and the risks related to those investments, see "Special Investment Techniques," "Risks Associated with the Fund--Special Risks of Certain Fund Investments" and "Additional Information on Portfolio Instruments" in the Statement of Additional Information.

PORTFOLIO TURNOVER

    It is the policy of the Fund to seek capital appreciation. The Fund will effect portfolio transactions without regard to its holding period if, in the judgment of the Adviser, such transactions are advisable. It is anticipated that the turnover rate will be under 300% during the first fiscal year which will reflect initial structuring of the Fund's portfolio and that, thereafter, the annual rate for Greater China Investments and other investments is generally expected to be under 100%, consistent with the turnover rates of similar funds. In the event that the turnover rate exceeds 100%, there is an increased likelihood of short term capital gains and losses and increased transaction costs for the Fund.

               THE FUND'S INVESTMENTS IN THE GREATER CHINA REGION

    THE FOLLOWING IS A GENERAL DISCUSSION OF THE ECONOMICS AND SECURITIES MARKETS IN WHICH THE FUND WILL PRINCIPALLY INVEST. There can be no assurance that the Fund will be able to capitalize on the factors described herein. Securities markets in the Greater China Region are smaller and offer fewer investment alternatives than the equity securities markets in Europe and the United States. Opinions expressed herein are the good faith opinions of the Adviser. Unless otherwise indicated, all amounts are expressed in United States dollars.

PEOPLE'S REPUBLIC OF CHINA

    For many centuries, China's economy was largely closed, by geography as well as by government policy, to the outside world. (As used in this section, "China" refers to the People's Republic of China.) Large-scale foreign involvement in China's economy began during the middle of the 19th century and was curtailed after 1949 when the Communist government barred foreign investment. China's trade with foreign nations began to develop rapidly again after 1978 when Deng Xiaoping launched the process of economic reform and modernization. By 1995, total foreign capital committed to investments in China reached US$91 billion and China's total trade approached $281 billion, making China one of the world's largest trading economies.

    Economic reform in China, designed to replace Communist-style central planning with the market mechanism, has proceeded largely by trial and error aimed at achieving the fastest possible change with the minimum social dislocation. Two forces drive these policy initiatives. The first is the need to create jobs for a workforce that is expanding by 30-50 million a year, according to some estimates. The second is the need to restructure money-losing state industries and to pump capital into those enterprises that have the potential to be internationally competitive.

    The reform process has not always been even. The general direction, however, has tended to be towards greater openness and increased decentralization of economic decision-making. As a result, according to some estimates, as much as two-thirds of the economy is now outside direct state ownership and control, which compares favorably with a number of western European economies.

    China's broad economic policy is currently set out, more in terms of ambition than of prescription, in two overlapping plans, the 20-Year Plan (1981-2000) and the current Five-Year Economic Plan (1996-2000). The 20-Year Plan calls for an average 7% growth in GNP over the entire 20-year period. In the 1980's, China's growth rates averaged 9.4%. The previous Five-Year Economic Plan envisaged 6% annual growth starting in 1991; this, however, was surpassed with 10.5% growth being achieved between 1991 and 1995. China's GDP grew by 13.2% in 1992, 13.4% in 1993, 11.8% in 1994 and 10.2% in 1995. By contrast, in
Hong

Kong and Taiwan real GDP grew by 4.6% and 6.3%, respectively, in 1995.) To put this into perspective, in 1993 the World Bank projected that given these growth rates for China, on a purchasing power parity basis China would overtake the United States as the world's largest economy early in the next century.

    China's program of economic reforms has evolved under the leadership of Deng Xiaoping and his political allies. While there is a broad base of support for these reforms within the country's political elite, China lacks a tested institutionalized framework for political succession and, thus, the possibility exists that the political transition upon Deng's death could bring significant changes in economic, trade and investment policies.

FOREIGN INVESTMENT IN CHINA

    To attract foreign investment, China set up four Special Economic Zones in 1978 (Shenzhen, Shantou and Zhuhai in Guangdong Province, and Xiamen in Fujian Province). Hainan Island, which itself is a province, became the fifth Special Economic Zone in 1988. Each zone was created to provide special investment incentives and tax concessions to foreign investors. Other areas of China near coastal cities and border zones have been designated as eligible for investment incentives. These policies reflect a consensus in China's government that China should continue to open its economy to the world economy.

    The contracted value of foreign investment in China was approximately US$91 billion in 1995, an increase of 10% from 1994. Hong Kong, which invested $68 billion by the end of June 1995, accounted for around 60% of this total. Exports from China continue to rise strongly, although, like other developing countries, China's economy remains vulnerable to global economic conditions as well as the potential for trade friction over market access, protection of intellectual property and human rights. Imports into China are also expected to rise. See "Risks Associated with the Fund--Foreign Investment Restrictions."

SECURITIES MARKETS

    Two stock exchanges are officially recognized in China--The Shanghai Securities Exchange which opened in December 1990 and The Shenzhen Stock Exchange which opened in July 1991. Two types of shares are traded on both exchanges: 'A' shares which can be traded only by resident Chinese and 'B' shares which can be traded only by individuals and corporations not resident in China. As of the date of this Prospectus, a new Beijing stock exchange was being planned by the Chinese government, although there is no assurance that such an exchange will ever be established.

    On the Shanghai exchange, all "B" Shares are denominated in Chinese renminbi ("RMB") but all transactions in "B" Shares must be settled in U.S. dollars, and all distributions made on "B" Shares are payable in U.S. dollars (the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Centre).

    On the Shenzhen exchange, the purchase and sale prices for "B" Shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" Shares are calculated in RMB and are payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Centre.

    Although the Chinese authorities have stated that full convertibility of the RMB will occur by the year 2000, RMB are not freely convertible now. The exchange rate of RMB against foreign currencies is regulated and published daily by the State Administration of Exchange Control ("SAEC"). Over the last decade, the RMB has been steadily revalued downward relative to the U.S. dollar, with major adjustments made in the past few years including a devaluation of more than 30% to RMB8.7 to US$1.0 in January 1994. In 1986, to address the foreign exchange problems of foreign investors, China began establishing Foreign Exchange Adjustment Centres, also referred to as "swap centers." These swap centers provide an official forum where foreign investment enterprises may engage in mutual adjustment of their foreign exchange surpluses and shortfalls under the supervision and control of SAEC. Trading of RMB and foreign currencies at the swap centers is conducted at a rate determined by supply and demand rather than at an official exchange rate. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions.

    No exchange control approval is required for the Fund to acquire "B" shares listed on stock exchanges. Dividends and capital gains from the sale of securities purchased by the Fund in listed companies in China's securities markets may be remitted outside China, subject to payment of any relevant taxes. See "Tax Information" for more details.

    Laws relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis, although a provisional code of regulations was promulgated by the national government in April 1993. The Shenzhen municipality issued regulations in April 1993 relating to joint stock companies, and since then the Shanghai municipality has also issued similar regulations. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality. The China Securities Regulatory Commission, a national agency, also participates in the regulatory development process. Future national legislation, including a proposed permanent securities law to replace the provisional code of regulations, may materially affect trade policy and the operation of China's securities markets.

    As of February 29, 1996, there were 188 companies listed on The Shanghai Securities Exchange, of which 36 were "B" Shares. The total market capitalization of the "B" Shares at that date (which includes equities and bonds) was approximately US$1,474 million.

    As of February 29, 1996, there were 130 companies listed on The Shenzhen Stock Exchange, of which 34 were "B" Shares. The total market capitalization of the "B" Shares at that date was approximately US$869 million.

    Certain market and market capitalization risks related to investments in the stock exchanges in China are described in "Risks Associated with the Fund." See Appendix A for more information about economic performance results and the historical performance of stock markets in China.

HONG KONG

    Hong Kong's economy has been linked to China's since the establishment of the colony in 1841. Hong Kong is China's largest trade partner. In the first eight months of 1995, visible trade between Hong Kong and China amounted to HK$640 billion, an 18% increase from 1994.

    The structure of Hong Kong's economy has changed significantly over the last two decades as the service sector outpaced manufacturing. During the 1980s this process gained momentum. With land and labor costs rising, Hong Kong manufacturers began shifting production out of the Territory into southern China such that by the early 1990s, according to some estimates, more than 90% of manufacturing companies had China operations. As a result, roughly half of the jobs in the Hong Kong manufacturing sector were lost, with the slack being taken up by the burgeoning service sector. Estimates now put the number employed in China by Hong Kong manufacturers at more than 3 million. A second consequence of this transition was the growth in scale and sophistication of Hong Kong manufacturers as compared to the 1970s or early 1980s.

CHINA'S INVESTMENTS IN HONG KONG

    There has been considerable growth in investment from China into Hong Kong during the last five years. Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. This has traditionally been in the banking and import/export sectors, but investment in property, manufacturing and infrastructure projects has also increased. As China has become the manufacturing capital for Hong Kong companies, Hong Kong is the primary funding center for the development of China through direct investment, syndicated loans, commercial paper and share issuances in Hong Kong by Chinese companies.

CHINA'S RESUMPTION OF SOVEREIGNTY

    The United Kingdom and China signed the Joint Declaration in 1984 which provides that sovereignty over Hong Kong will be transferred from the United Kingdom to China on June 30, 1997, at which time Hong Kong will become a Special Administrative Region ("SAR") of China. Under the Joint Declaration and the China law implementing certain commitments (the "Basic Law"), the current social and economic systems in Hong Kong are to remain unchanged for at least 50 years, and Hong Kong is to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR will be vested with executive, legislative and judicial power. Laws currently in force, as amended by the SAR Legislature, are to remain in force except to the extent they contravene the Basic Law or China constitutional law. China may not levy taxes on the SAR, the Hong Kong dollar is to remain fully convertible, and Hong Kong is to remain a free port. Under the Basic Law, Hong Kong's current social freedoms, including freedoms of speech, press, assembly, travel and religion, are not to be affected. It cannot be predicted how future developments in Hong Kong and China may affect the implementation of the Basic Law after the transfer of sovereignty in 1997.

    Relations between the United Kingdom and China over Hong Kong have been uneven over the past five years and this pattern is likely to continue through 1997. Fundamental differences exist in the perception of priorities. Where the British have been inclined to see a need for political change, the Chinese emphasize continuity and stability. Relations deteriorated after October 1992 when the Hong Kong Governor proposed wide-ranging electoral changes for Hong Kong's Legislature. The Chinese understood these proposals to be a violation of previous British agreements. Cooperation slowed on economic issues relating to the transition in government on June 30, 1997, to which Chinese consent is deemed essential, including approval of the financing package for the Territory's proposed new airport. Although the Governor's proposals were eventually enacted in mid-1994, the Chinese moved to improve cooperation in order to reach key decisions on major infrastructure projects. The Legislative Council ("Legco") election in September 1995 was won by the Democratic Party and its allies, which have been campaigning for a more democratic Hong Kong. This victory was not regarded favorably by the Chinese leadership and in response, the Chinese leadership reiterated their determination to abolish the elected Legco after the handover of Hong Kong in June 1997.

SECURITIES MARKETS

    The Stock Exchange of Hong Kong Ltd. ("HKSE") was formed by merging four existing Hong Kong stock exchanges and commenced trading in April 1986. The HKSE is now the second largest stock market in Asia as measured by market capitalization. As of January 31, 1996, 543 companies and 1,010 securities were listed on the HKSE. Market capitalization as of the same date was approximately HK$2,677,394 million, an increase of approximately 14% from December 31, 1995.

    The HKSE is regulated by the Hong Kong Securities and Futures Commission ("HKSFC"), which was established in May 1989 as an autonomous statutory body external to the civil service. The HKSFC administers securities laws and ordinances governing the protection of investors, disclosure of interests and insider transactions. In addition, the HKSE promulgates its own rules governing share trading and disclosure of information to shareholders and investors. Companies listed on the HKSE must enter into an agreement with the exchange to provide interim and annual accountings to their shareholders.

    The total number of listed companies on the HKSE as of January 31, 1996 was 543, compared to 529 at the beginning of 1995. Average daily turnover on the HKSE for January 1996 was HK$7,086 million compared with HK$3,424 million from July 1995 to December 1995, and HK$3,268 million from January 1995 to June 1995.

    Hong Kong has no regulations governing foreign investment or exchange control within its borders. Investors in Hong Kong markets therefore have great flexibility in the repatriation of profits and deployment of capital.

    Certain market and market capitalization risks related to investments in the Hong Kong stock market are described in "Risks Associated with the Fund." See Appendix A for more information about economic performance results and historical performance of stock markets in Hong Kong.

TAIWAN

    Taiwan has one of the world's largest foreign exchange reserves with $90 billion as at February 29, 1996. Between 1960 and 1995, Taiwan's GNP grew from less than $2 billion to $264 billion. This economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries during the past two decades. As was the case with Hong Kong, rising land and labor costs during the 1980s gradually compelled more Taiwan manufacturers to look abroad for resources. The effective relaxation at the end of the decade of the barriers to doing business in China brought a dramatic increase in investment flows, and in 1995, official Taiwanese government figures showed direct investment in China of

$1.09 billion, while unofficial investment is estimated to be five times higher. Taiwanese companies should continue to be attracted to invest in China because of the links of language and culture, the comparatively low costs of land and labor and the less rigid environmental rules.

    Although relations between China and Taiwan began improving during the 1980s, significant problems persist and are likely to continue to prove disruptive. Taiwan has nonetheless become a significant investor in China and trade between China and Taiwan totaled $21 billion in 1995. The Taiwan government has announced that it will have proposals for direct cross-straits communications prepared in one year. The primary obstacle to greater investment between the two countries has been the prohibition by the Taiwanese authorities of direct investment in China.

    Relations between China and Taiwan deteriorated beginning in 1995, as a result of increasing political sentiment among Taiwan voters in favor of renouncing any claim to the mainland and declaring Taiwan a fully independent nation, and as a result of the United States' decision to grant the President of Taiwan, Lee Teng-Hsui, a visa to visit the United States. Chinese missile tests and other military exercises near Taiwan during Taiwan's Presidential election in early 1996 reflect the increased level of tensions between Taiwan and China.

SECURITIES MARKETS

    The Taiwan Stock Exchange (the "TSE"), the sole stock exchange in Taiwan, is owned by government-controlled enterprises and private banks. Many listed companies on the TSE invest indirectly in China, primarily in the textiles, food and rubber industries. Currently, a company cannot apply for listing on the TSE unless it has conducted business in Taiwan for a minimum of five years.

    In 1968, the Securities and Exchange Law was enacted and the TSE has been regulated since that time by the Taiwan Securities and Exchange Commission (the "TSEC") which is supervised by the Ministry of Finance. The Central Bank of China is also responsible for supervising certain aspects of the Taiwan securities market. Certain risks related to market volatility in Taiwan and market capitalization in Taiwan are described in "Risks Associated with the Fund."

    After falling 79.5% from 12,450 to 2,750 between February and October, 1990, the TSE Index then stabilized between 3,000 and 6,000 for the next two years, before rising from 3,130 to 7,184 over the course of the two years ending on December 31, 1994. Since then, the Index has fallen back to approximately 4,500, primarily due to the effect of increased tension between Taiwan and China on investor confidence. The effect of this sharp fall and the strong growth in the earnings of export-related companies, particularly electronics and petrochemicals, has been to reduce the valuation of the market from over 35 times earnings in 1991-92 to a forecast 11.5 times for 1996. This is the lowest valuation that the TSE Index has reached since 1988.

FOREIGN INVESTMENT RESTRICTIONS

    Foreign investors were not permitted to invest directly in securities listed on the TSE until 1990. Currently, qualified foreign institutional investors (QFIIs) must meet certain guidelines promulgated by the TSEC and must be approved by the TSEC, the Ministry of Finance and the Central Bank of China to be permitted to invest in TSE listed securities. QFIIs must meet the following conditions (among others):

    a) Banks must be ranked amongst the top 1,000 banks in the free world (in terms of total assets);

    b) Insurance companies must have been in business for last least three years with total funds under management of at least $300 million;

    c) Fund management companies must also have been in business for at least three years with at least $200 million under management;

    d) Securities firms must have a net worth of over $100 million and be experienced in international securities.

    The Managers are taking action to enable the Fund to invest directly in TSE listed companies, either as a QFII or as a non-QFII using a registered securities brokerage house. The Fund intends to make Taiwan-related investments in global depository receipts ("GDRs"), Euro-Convertible Bonds ("ECBs") and listed beneficiary certificates ("LBCs") that represent, or are convertible into, shares of Taiwan-based corporations. GDRs are generally described under "The Fund's Investment Objectives and Policies--Depository Receipts." Since 1992, fifteen TSE-listed companies have offered their shares in the form of GDRs to foreign investors. Euro-Convertible Bonds and Preferred Shares are described under "The Fund's Investment Objectives--Euro-Convertible Bonds." Since 1989, thirty-three TSE-listed companies have issued ECBs, which have been convertible into underlying shares since July 1995. The TSEC has also agreed to permit the listing on the TSE of Taiwan Depository Receipts which will represent the shares of foreign issuers. There are no Taiwan registration requirements that apply to foreign investors who seek to make direct investments in GDRs or ECBs offered by TSE-listed companies.

    LBCs are certificates which represent the shares of closed-end funds which, subject to TSEC and TSE approval, may be listed on the TSE. LBCs are issued only by 15 securities investment trust companies in Taiwan for purposes of investing in securities listed on the TSE. LBCs are traded on the TSE in the same manner as other TSE-listed securities. As of September 30, 1994, there were 21 closed-end funds for which LBCs are traded. Each closed-end fund may invest in the securities of issuers who are engaged in various types of businesses or industries in Taiwan. Certain registration requirements apply before foreign investors may invest in LBCs. The Fund is currently pursuing registration in Taiwan to qualify for trading in LBCs that are listed on the TSE. If the Fund qualifies for trading in LBCs, such trading would be included within the Fund's 65% investment policy. See "The Fund's Investment Objectives and Policies." The Fund's purchase of LBCs will result in the duplication of management fees and certain other expenses.

    On February 29, 1996, the Taiwan government's cabinet approved a stock market liberalization measure allowing foreign individual investors to participate in the Taiwanese domestic stock market, effective March 8, 1996. The maximum investment by all foreign investors in any listed firm would be increased to 20% of the firm's total listed shares from the existing 15%.

    Over time, the restrictions on investment in Taiwan may ease further to permit greater and more flexible investment in securities listed on the TSE. Certain market and market capitalization risks related to investments in the TSE are described in "Risks Associated with the Fund." See Appendix A for more information about economic performance results of Taiwan and the historical performance of the TSE.

SINGAPORE

    Singapore became an island colony of Great Britain in the early 1800s and achieved independence in 1960. Its population of 3 million is comprised of 77.5% Chinese, 14.2% Malay and 8.3% Indian and other groups. With foreign exchange reserves of $66.8 billion (September 1995), Singapore has the highest level of foreign exchange reserves per capita in the world. As the regional trading center for the South East Asian region, Singapore has enjoyed a period of strong growth over the last five years, averaging 8.6% annual compound growth in gross domestic product (GDP), with the result that GDP per capita is estimated to have exceeded $27,000 at the end of 1995, classifying Singapore as an "advanced developing nation" under the OECD classification scheme.

    Singapore has used its large foreign exchange reserves to invest in various regional projects, including a number in China, where its $2 billion in pledged investment in 1995 made it the fifth largest foreign investor. Its Suzhou industrial township near Shanghai has already attracted $1.4 billion of investment.

SECURITIES MARKETS

    Formal trading of investment securities began in the late nineteenth century and the Singapore Stockbrokers' Association was incorporated in 1930. The Stock Exchange of Singapore (SES) was incorporated in 1973. The SES is now the seventh largest stock market in Asia, after Japan, Hong Kong, Malaysia, Thailand, Korea and Taiwan, with a market capitalization at January 31, 1996, of S$226.3 billion, an increase of approximately 10% from the previous year. From January 1, 1995 to December 31, 1995, there were 20 new listings of companies on the SES. Average monthly turnover on the SES for 1995 was S$83,866 million, compared with S$123,520 million in 1994. As of December 31, 1995, 248 companies were listed on the SES

(212 Singaporean and 36 foreign), and a total of 495 securities. Another 46 were listed on the second market, known as the Stock Exchange of Singapore Dealing and Automated Quotations Board (SESDAQ), which had a market capitalization of S$4.18 billion at December 31, 1995.

    There is also the Central Limit Order Board International (CLOB), an electronic over-the-counter order matching system which was established after the separation of the Singapore and Kuala Lumpur Stock Exchanges on 2nd January, 1990, primarily to enable Malaysian shares to continue to be traded freely in Singapore. As of December 31, 1995, there were 10 Hong Kong, 112 Malaysian and 7 other international stocks traded on CLOB.

    Foreign investors in Singapore are restricted by ministerial limitations from owning more than 49% of any strategic Singaporean company, or more than 40% of any Singaporean bank. This has led to a two tier share holding structure, with domestic and foreign registered shares, trading at different prices, with a premium for foreign registered shares. There are no restrictions on investment and remittances and no foreign exchange controls, although 27% corporate tax is deducted from the gross dividends payable.

HISTORY

    Singapore was a British colony until it obtained internal self-government in 1959. In 1963, it joined the federation of Malaya, Sabah and Sarawak to form Malaysia. It became a fully independent and sovereign state on August 9, 1965 when it separated from Malaysia.

    The post World War II history of Singapore until independence in 1965 was marked by a growing anticolonial movement, struggles between the communists and non-communists within this movement to shape the future of the island's merger with Malaysia, and the political and communal problems which were associated with it and the confrontation with Indonesia (1963-66).

    The non-communists in the People's Action Party (PAP), led by Lee Kuan Yew, were able to prevail over the communists and their supporters by 1963, and the government was able to focus on the tasks of economic and social development and nation-building.

    Singapore's racially mixed population reflects its key strategic location in the Straits of Johore, which provided the base flow of traffic for Singapore's initial shipping and entrepot businesses. Today's modern service-based and high-technology economy can be traced back to the vision of Lee Kuan Yew, who as Prime Minister (1959-91) and Senior Minister (1991 onwards) implemented a process of encouraging inbound investment and upgrading the skills base of the population, which has resulted in Singapore achieving "advanced developing nation" status.

                         RISKS ASSOCIATED WITH THE FUND

    THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH INVESTING PRIMARILY IN GREATER CHINA INVESTMENTS AS WELL AS THE SPECULATIVE RISKS ASSOCIATED WITH INVESTMENTS DENOMINATED IN FOREIGN CURRENCIES. The Fund's net asset value will fluctuate as the market value of its portfolio positions and its net currency exposure changes. In addition, certain of the Fund's potential investment and management techniques entail special risks. These techniques include Hedging and Other Strategic Transactions and other investments which are described below in "Special Investment Techniques" and "Additional Information on Portfolio Instruments" and "Hedging and Other Strategic Transactions" in the Statement of Additional Information. There is no assurance that the Fund will achieve any of its investment objectives.

    1.  CURRENCY FLUCTUATION.

    Since the Fund will invest a substantial portion of its assets in the securities of foreign issuers which are denominated in foreign currencies or the currency of a single foreign country, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. More than 50% of the Fund's total assets, adjusted to reflect currency transactions and positions, may be denominated in any single currency. A decline in the value of a particular foreign currency against the U.S.

dollar will cause a decline in the U.S. dollar value of the Fund's holding of securities denominated in such currency and may cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

    The rate of exchange between the U.S. dollar and other currencies is determined by many factors including the supply and demand for particular currencies, central bank efforts to support currencies, the movement of interest rates and other economic and financial conditions affecting the world economy.

    Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they purchase and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell the same currency to the same dealer.

    2.  FOREIGN SECURITIES.

    The Fund will invest in securities of foreign issuers. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, and for funds holding foreign securities, the custodial fees are generally higher than for funds holding domestic securities, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, currency blockage, lack of uniform accounting and auditing standards, less publicly available information about the foreign issuer and potential difficulties in enforcing contractual obligations and judgments. Transactions in foreign securities markets (including Greater China Region markets) are subject to settlement and delivery risks and delays that are greater than those in U.S. markets. The failure by a counterparty in a foreign securities market (including Greater China Region markets) to pay for or deliver securities purchased or sold by the Fund in a timely manner may result in financial loss to the Fund. See "People's Republic of China--Securities Markets," "Hong Kong--Securities Markets," "Taiwan--Securities Markets" and "Singapore--Securities Markets" under the previous section entitled "The Fund's Investments in the Greater China Region."

    3.  SECURITIES MARKETS IN THE GREATER CHINA REGION ARE VOLATILE.

    Since the Fund will invest at least 65% of its total assets in Greater China Investments, its investment performance will be especially affected by events affecting companies that issue Greater China Investments. The value and liquidity of Greater China Investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Greater China Region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the Greater China Region varies widely. In general, fewer securities are available for trading and the trading volume on stock exchanges in the Greater China Region are lighter than for stock exchanges in the U.S. and the market capitalization of individual issuers and the market as a whole is smaller. Moreover, foreigners investing in Greater China Region securities markets, such as the Fund, may be subject to investment restrictions that restrict the availability of securities to foreigners in such markets, which can lead to higher investment costs for foreigners.

    China is comparatively underdeveloped when compared to other countries in the Greater China Region. Greater China Investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments and economies based on only a few industries. Given the Fund's investments, the Fund will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

    The securities markets in the Greater China Region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in the Greater China Region securities markets may represent a disproportionately large percentage of market capitalization and trading value compared to United States securities markets. The limited liquidity of securities markets in the Greater China Region may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid Greater China Regions securities markets, the Fund's ability to participate fully in such price increases may be limited because the Fund cannot invest more than 15% of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets may cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, Greater China Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

    The Chinese, Hong Kong, Taiwan and Singapore stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has no securities laws of national applicability. The existing national code of regulations is new, and provisional only. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are also new, as are their respective securities exchanges. The regulatory roles of the China Securities Regulatory Commission and the two municipal governments are not well-established. Given the still-developing nature of China's securities markets, changes in regulatory policy can materially affect securities prices. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

    At this time, moreover, the Fund is not able to acquire possession of securities listed on stock exchanges in China directly because it is not possible to arrange for physical custody of such securities with the Fund's custodian outside China.

    4. THE GREATER CHINA REGION IS EXPERIENCING IMPORTANT ECONOMIC AND POLITICAL EVOLUTION.

    The Fund will invest in Greater China Region countries with emerging economies and securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

    ECONOMIES OF COUNTRIES IN THE GREATER CHINA REGION MAY DIFFER FAVORABLY OR UNFAVORABLY FROM THE U.S. ECONOMY IN SUCH RESPECTS AS RATE OF GROWTH OF GROSS NATIONAL PRODUCT, RATE OF INFLATION, CAPITAL REINVESTMENT, RESOURCE SELF-SUFFICIENCY AND BALANCE OF PAYMENTS POSITION. As export-driven economies, the economies of countries in the Greater China Region are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress have reconsidered annually, would adversely affect the trade and economic development of China and Hong Kong. In addition, Hong Kong, Taiwan and Singapore have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

    5.  CHINA'S LEGAL SYSTEM IS NOT WELL DEVELOPED.

    Governmental actions in China can have a significant effect on the economic conditions in the Greater China Region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law principles as the limited liability status of Chinese issuers and their authority to issue shares remain open to question.

    Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher-than-usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Fund, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Fund. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.

    The Communist Party in China has in the past refused to recognize private property rights and has nationalized or expropriated the assets of private companies. However, during the 1990's the Chinese government has increasingly encouraged private ownership of property and has recognized foreign ownership of certain property located in China. In addition, although China does not currently place limitations on repatriation of profits or currency with respect to the acquisition or sale of "B" shares listed on its stock exchanges (subject to the payment of any relevant taxes), any such limitations on repatriation may result in a downward market trend in China that could adversely effect the Fund's portfolio.

    6.  FOREIGN INVESTMENT RESTRICTIONS

    Securities markets in the Greater China Region are smaller and offer fewer investment alternatives than the equity securities markets in Europe and the United States. Certain countries in the Greater China Region prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

    Taiwan restricts foreign ownership of the shares of publicly-listed companies to 10% and also requires that foreign investment institutions have conducted business for at least 3 years and have under its management at least $300 million in assets prior to being eligible to acquire ownership of TSE-traded shares. See "The Fund's Investments in the Greater China Region--Taiwan--Foreign Investment Restrictions." Taiwan has limited repatriation of profits by private companies. For example, ROC companies are allowed to repatriate up to $3 billion raised abroad from issues of GDRs and overseas corporate bonds. Moreover, the national policies of Taiwan may restrict investment opportunities in issuers or industries deemed sensitive to national interests.

    Taiwan requires governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    7.  NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION

    Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Fund will not be registered with the Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists.

    8.  TAX ISSUES

    The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. See "Tax Information" and "Additional Information Concerning Taxes" in the Statement of Additional Information.

    Under Section 988 ("Section 988") of the Internal Revenue Code of 1986, as amended (the "Code"), special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Section 988 losses exceed other investment company taxable income during a taxable year, the Fund may not be able to make any ordinary dividend distributions and distributions paid during the year may be characterized for tax purposes as a return of capital.

    The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) may be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerated recognition of income to the Fund and defer Fund losses. These Code rules could therefore affect the character, amount and timing of distributions to shareholders. These rules also (a) could require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

    The Fund may make investments which, for federal income tax purposes, constitute investments in shares of foreign corporations. If the Fund purchases shares in certain foreign passive investment entities described in the Code as passive foreign investment companies ("PFIC"), the Fund will be subject to U.S.

federal income tax on a portion of any "excess distribution" (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund's holding period, if shorter, and any gain from the disposition of such shares), even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund for deferred taxes arising from such "excess distributions." If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund. Such amount would be subject to the 90% and calendar year distribution requirements described above.

    For more information about tax risks related to the Fund, see "Tax Considerations" and "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

    9.  PORTFOLIO TURNOVER

    The Fund will not trade in securities with the intention of generating short-term profits, but may effect portfolio transactions without regard to the length of time a security is held if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, or in general market, economic or political conditions. Accordingly, the Fund may engage in short-term trading under such circumstances. After the initial structuring of the Fund is completed, it is anticipated that the annual portfolio turnover rate will be under 100%. (An annual turnover rate of 100% occurs, for example, when all of such securities held by the Fund are replaced in a period of one year.) A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses than a lower rate, which expenses must be borne directly by the Fund, and indirectly by the Fund and its shareholders. However, short-term trading may cause the portfolio turnover rate to exceed the 100% target. High portfolio turnover also may result in the realization of substantial net short-term capital gains. To the extent net capital gains are realized, any distributions derived from such gains on securities held for less than one year are taxable at ordinary income rates for federal income tax purposes. See "Distributions and Taxes." In order for the Fund to continue to qualify as a regulated investment company for Federal tax purposes, no more than 30% of the annual gross income of the Fund may be derived from the sale of securities (including its share of gains from the sale of securities held by the Fund) held for less than three months.

    10. CERTAIN INVESTMENT POLICIES

    The Fund has adopted certain fundamental investment restrictions and policies which are explained in "The Fund's Investment Objective and Policies" and "Investment Limitations" in the Statement of Additional Information which, as described more fully in those sections, may not be changed unless authorized by a shareholder vote and as permitted by law. These investment restrictions may prevent the Fund from broadening its portfolio to include other types of investments in the Greater China Region that may generate greater total returns. Among these fundamental restrictions, the Fund may not (1) borrow money except from banks or through reverse repurchase agreements and in an amount not exceeding 10% of its total assets; or (2) invest more than 25% of its total assets in the securities of any one issuer, other than U.S. Government securities or, in the case of the Fund, interests in the Fund's portfolio, or acquire more than 10% of the outstanding voting securities of any one issuer. Except with respect to the Fund's borrowing limitation, investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Fund will invest less than 25% of its total assets in the securities, other than U.S. Government securities, of issuers in any one industry. However, the Fund is permitted to invest 50% or more of its total assets in (i) the securities of issuers located in the People's Republic of China, Hong Kong, Taiwan or Singapore and (ii) assets denominated in the currency of any one country.

    Except for the nonfundamental investment restrictions and policies identified above and in the Statement of Additional Information, the investment objectives and policies of the Fund are fundamental and accordingly may not be changed by the Board of Directors of the Fund without obtaining the majority approval of the shareholders of the Fund. See "Management of the Fund" for further information. If any such changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund. As a matter of fundamental policy, the Fund will not (i) borrow for leverage purposes or purchase any securities if, at the time of such purchase, permitted borrowing exceed 10% of the value of the Fund's total assets, as the case may be, (ii) invest more than 15% of its net assets in unmarketable securities, over-the-counter options (and the segregated assets required to cover such options are illiquid while such options are owned by the
Fund), repurchase agreements maturing in more than seven days and other illiquid securities, or (iii) enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible speculative positions in futures contracts or options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. See "Special Investment Techniques" for more information about futures contracts and options.

    11. SPECIAL RISKS OF CERTAIN FUND INVESTMENTS

LENDING OF FUND SECURITIES

    The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. Such loans will be against collateral consisting of cash or securities which is equal at all times to at least 100% of the value of the securities loaned. During the existence of a loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, on all or a portion of the interest on investment of the collateral, if any. However, the Fund may at the same time pay a transaction fee to such borrowers. Opportunities to engage in the lending of equity securities listed in Greater China Region securities markets are restricted. For example, Hong Kong permits such lending subject to a 14 day limit on the lending period. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the Fund's total assets.

ILLIQUID AND RESTRICTED SECURITIES

    The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. See "The Fund's Investment Objectives and Policies." Generally, the Fund's Board of Directors has the ultimate responsibility for determining whether specific securities (including, without limitation, Rule 144A securities as described below) are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Board's guidelines take into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security, (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.

    As one of many potential types of illiquid investments, the Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Investing in Rule 144A securities could have the effect of increasing the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. If a particular investment in Rule 144A securities is not determined to have a readily available trading market, such investment will be included within the 15% limitation on investment in illiquid securities. The maximum percentage of Fund assets that may be invested in liquid Rule 144A securities (i.e., those not included within the 15% limitation) at any time is 20%.

    The sale of restricted securities generally requires more time and may result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

    Within the Greater China Region as well as domestic and other foreign markets, the Fund may be authorized to use a variety of Hedging and Other Strategic Transactions as described in "Special Investment Techniques" and "Hedging and Other Strategic Transactions" in the Statement of Additional Information. These investment strategies are used by the Fund to hedge various market risks (such as currency exchange rates, interest rates, and broad or specific market movements) to seek to reduce the volatility of the Fund's portfolio or to seek to increase the Fund's income. No more than 35% of the Fund's net assets (taking into account the Fund's net position in a specific investment) may be used in connection with these types of transactions.

    Subject to the limitations described above, the Fund may purchase and sell (or write) Hedging and Other Strategic Transactions in its attempts to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, or to protect the Fund's unrealized gains in the value of its securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time, and such use will based on many variables, including market conditions. Such transactions are subject to political, economic and legal risks similar to those applicable to investment in foreign securities described under "Foreign Securities" above.

    The ability of the Fund to use Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, and the accuracy of such predictions cannot be assured. The skills needed to accurately predict such market movements are different from those needed to select the Fund's securities. Moreover, the use of options and futures by the Fund may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Other risks associated with Hedging and Other Strategic Transactions are described in "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

    Hedging and Other Strategic Transactions have special risks associated with them which are different from the risks associated with investments in securities, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used.

    Currency hedging transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered without value, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

    The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In general, these transactions involve: (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, (3) market risk that an incorrect prediction of securities prices or exchange rates may cause the Fund to perform less well than if such positions had not been entered into, and (4) skills different from those needed to select Fund securities. The Fund's use of put and call options could result in losses to the Fund, force the sale of purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

    Futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

    Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

    When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In China, the use of Hedging and Other Strategic Transactions is in the early stages of development and these transactions are not well regulated, exposing investors to greater risk of loss than other types of securities investments in China. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

    See "Additional Information on Portfolio Instruments" in the Statement of Additional Information for a discussion of risks associated with other investments of the Fund.

                         SPECIAL INVESTMENT TECHNIQUES

    IN ADDITION TO ITS INVESTMENTS IN EQUITY SECURITIES, THE FUND INTENDS TO USE ACTIVE MANAGEMENT TECHNIQUES IN SELECTING OTHER FORMS OF INVESTMENTS. The Fund will be authorized to use a variety of investment strategies within the U.S. and the Greater China Region for hedging and other purposes, including income generation. These investment strategies include the writing and the purchase and sale of options on securities and indices, futures contracts and options on futures, warrants, forward foreign currency exchange contracts, short sales, options on currency, and currency swaps (collectively, these transactions are referred to herein as "Hedging and Other Strategic Transactions"). The Fund may invest up to 35% of its total assets in Hedging and Other Strategic Transactions and no more than 35% of the Fund's total assets will be at risk with respect to such transactions. This limit is not a fundamental policy of the Fund and may be changed by the Fund's Board of Directors without shareholder approval. When Hedging and Other Strategic Transactions are conducted outside the U.S., these transactions will operate in a similar manner as in U.S. securities markets but with greater risk. See "Risks Associated with the Fund--Risks of Hedging and Other Strategic Transactions Outside the United States." For general information about risks associated with Hedging and Other Strategic Transactions, see "Risks Associated with the Fund--Special Risks of Certain Fund Investments" above and "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

CURRENCY TRANSACTIONS

    The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. The Fund may enter into currency transactions only with counterparties that are deemed creditworthy by the Adviser.

    Generally, the Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

    The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging (i.e. using a hedging vehicle relating to a currency whose fluctuations are tied closely to the currency to be hedged).

    Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risks Associated with the Fund--Special Risks of Certain Fund Investments." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Special Investment Techniques--Use of Segregated and Other Special Accounts." See "Hedging and Other Strategic Transactions" in the Statement of Additional Information for information about other types of currency transactions that the Fund may engage in.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase up to 10% of its net assets in securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the value of the security prior to delivery. Purchasing a security on a when-issued or delayed delivery basis may involve the risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

OPTIONS ON SECURITIES AND SECURITIES INDICES

    The Fund may purchase and sell options that are traded on United States and foreign markets. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities until such time as the staff of the Securities and Exchange Commission changes its current position on such treatment.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In the event of unanticipated changes in securities prices, the Fund may recognize a loss of the premium on an option it has purchased to the extent that the option cannot be profitably exercised before its expiration. The successful use of options for hedging purposes depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. The Fund pays brokerage commissions or spreads in connection with its options transactions. The writing of options could significantly increase the Fund's portfolio turnover rate.

    There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

GENERAL CHARACTERISTICS OF OPTIONS

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts." The maximum percentage of Fund assets that may be invested in futures and/or options at any time is 10%.

    A put option gives the purchaser of the Option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" type put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

    Exchange-listed options are typically issued by a regulated intermediary. Exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency. In the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    The Fund's inability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest on certain options, (2) restrictions on transactions imposed by the exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

    If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges, and on securities indices, currencies and futures contracts. All call options sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

    The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

    The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio), securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

    The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for BONA FIDE hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

    The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contract and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

    The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SHORT SALES "AGAINST THE BOX"

    The Fund may from time to time sell securities short "against the box." If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities if the conversion or exchange occurs without the payment of any additional consideration) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the Fund will lose the benefit of any such appreciation.

SHORT SALES

    The Fund may enter into short sales with respect to stocks underlying its security holdings. For example, if the Adviser anticipates a decline in the price of the stock underlying a security that the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline in value.

    The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of up to 10% of the Fund's net asset value in cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Fund will place up to 10% of the Fund's net asset value in a segregated account with its custodian, or designated subcustodian, an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (a) the market value of the securities sold at the time that they were sold short, and (b) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with such short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (i) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will equal 100% of the current market value of the securities sold short, and (ii) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time that they were sold short. A lesser amount of assets may be set aside by the Fund if it owns certain types of instruments, such as a call option, on the securities sold short that would effectively cover the short sale.

    Short sales by the Fund involve certain special risk consideration from purchase of a security because losses from short sales may be unlimited, whereas losses from purchases are limited to the total amount invested.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

    The use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the entire amount the Fund has at risk must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A put option on a security written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

    In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt or equity securities or other acceptable assets. The Fund will only enter into swaps on a gross basis, unless the swap contract provides otherwise. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess.

    Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

    The Fund will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining the qualification of the Fund as a regulated investment company for Federal income tax purposes.

WARRANTS OR RIGHTS

    Warrants or rights may be acquired by the Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Unless they become detached and traded, warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purposes of the 35% restriction on the Fund's investments in Hedging and Other Strategic Transactions.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the general direction and supervision of the Fund's Board of Directors. The Fund's directors are elected annually by shareholders of the Fund. The Fund's day-to-day operations are handled by the Fund's officers. See "Management of the Fund" in the Statement of Additional Information for more information about the directors and officers of the Fund.

INVESTMENT ADVISER

    CVO Greater China Partners, L.P. (the "Adviser") provides day-to-day management of the Fund's portfolio and renders investment advisory services to the Fund pursuant to an Advisory Agreement with the Fund (the "Advisory Agreement"). Subject to such policies as the Fund's Board of Directors may determine, the Adviser makes investment decisions for the Fund. The Fund does not have an operating history, and the Adviser has not had any prior experience advising an investment company. The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive from the Fund a monthly fee at the annual rate of 1.25% of the average daily net assets of the Fund.

    The Adviser is a Delaware limited partnership formed in September 1994 to serve as the investment adviser to the Fund. The Adviser's key investment team consists of experienced investment professionals based in San Francisco. The Adviser's principal business is the rendering of discretionary investment management services to the Fund. The Adviser's principal business address is 520 Madison Avenue, New York, NY 10022.

    CONTROL OF THE ADVISER. The Adviser is controlled by its two general partners: OFFITBANK Greater China, Inc., a New York corporation established in August 1994 as a wholly-owned subsidiary of OFFITBANK, a New York State chartered trust company ("OFFITBANK"), and ChinaVest Public Equities, LLC, a California limited liability corporation established in January 1995 as a wholly-owned subsidiary of ChinaVest Financial Services, Ltd., a Cayman Islands corporation ("ChinaVest Ltd.").

    Under its charter, OFFITBANK may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. OFFITBANK's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of fixed income investments in capital markets throughout the world. OFFITBANK currently manages in excess of $7 billion in assets and serves as investment adviser to sixteen registered investment companies (or portfolios thereof). The principal business address of OFFITBANK is 520 Madison Avenue, New York, New York 10022.

    The ChinaVest investment management group based in Hong Kong (the "ChinaVest Group") was organized in 1985. The ChinaVest Group has ten years of experience in managing private equity investments and shares certain common control persons with ChinaVest Public Equities, LLC. The ChinaVest Group currently manages in excess of $225 million in assets. The ChinaVest Group and ChinaVest Public Equities, LLC have no previous experience as investment adviser to a registered investment company. The ChinaVest Group is represented by ChinaVest, Inc., whose principal business address is 160 Sansome Street, 18th Floor, San Francisco, California 94104.

    See "Management of the Fund" in the Statement of Additional Information for more information about the directors and officers of the general partners of the Adviser.

PORTFOLIO MANAGERS

    The Fund's portfolio managers are Gavin B. Graham and John C. Wong, who have held such responsibilities since March 1, 1996. From 1993 to 1995 Mr. Graham was the Senior Investment Officer for Citibank Global Asset Management (Asia) Ltd. in Hong Kong. Prior to that, from 1991 to 1993, he was the Investment Director and a shareholder of Connaught Investments Ltd., also based in Hong Kong. From 1994 to 1996, Mr. Wong was with Crosby Securities marketing and selling Asian securities to North American institutions. From 1992 to 1994 Mr. Wong was with Lehman Brothers in its mortgage-backed securities department. Both Mr. Graham and Mr. Wong are principals of the Fund.

ADMINISTRATOR, SHAREHOLDER SERVICING AGENT, TRANSFER AGENT AND CUSTODIAN


    BISYS Fund Services ("BISYS") serves as the Fund's administrator and assists the Fund in all aspects of its administration and operation. BISYS Fund Services, Inc., an affiliate of BISYS, has entered into separate agreements with the Fund for the provision of transfer agency and dividend disbursing services for the Fund. Pursuant to the Transfer Agency Agreement and the provision of Fund accounting services, pursuant to the Fund Accounting Agreement



    The fees paid to BISYS as administrator of the Fund are based on the Fund's assets and include the reimbursement of out-of-pocket expenses. BISYS receives
(i) a monthly administrator's fee computed at an annual rate of 0.15% of the average daily net assets of the Fund, and (ii) an annual fund accounting fee of $30,000. The principal business address of BISYS and BISYS Fund Services, Inc. is 3435 Stelzer Road, Columbus, Ohio 43219.



    The fees paid to the shareholder servicing agent are based on the Fund's net assets attributable to the Class II Shares, reflecting the higher cost of servicing the holders of said shares. The monthly shareholder servicing fee is computed at an annual rate of 0.25% of the average daily net assets of the Fund attributable to the Class II Shares. This fee is allocated to Class II Shares only, as payment for answering inquiries and requests for Fund information by Class II shareholders.


    Investors Bank & Trust Company serves as custodian of the assets of the Fund. The principal business address of the custodian is 89 South Street, Boston, MA 02111.

    Except for the shareholder servicing fee, all of the foregoing fees and expenses are allocated to both classes of Shares on a pro rata basis.

    A further discussion of the terms of the Fund's administrative, shareholder servicing, custody and transfer agency arrangements is contained in the Statement of Additional Information.

DISTRIBUTOR


    Class I Shares of the Fund are sold to institutional investors and Class II Shares are sold to non-institutional investors. Such sales will be made on a continuous basis by the Fund's distributor, OFFIT Funds Distributor, Inc. (the "Distributor"), is a wholly-owned subsidiary of BISYS. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.


    The Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") pursuant to which the Fund is authorized to spend up to 0.25% of the aggregate average daily net assets of the Fund solely attributable to Class II Shares for the purpose of compensating the Distributor for activities primarily intended to result in the sales of Class II Shares. Payments under the Plan will bear no relationship to expenses actually incurred by the Fund and such payments may exceed actual expenses incurred by the Fund for such activities. The Fund will not finance any amounts under the Plan for a period of at least one year following the commencement of operations of the Fund. In the future, the Board of Directors of the Fund may put the Plan into effect if the distribution costs associated with Class II Shares exceed certain levels.

    The Advisor will finance from of its own resources all distribution and sales related expenses, which may include the development and implementation of direct mail promotions and advertising for the Fund and the preparation, printing and distribution of prospectuses for the Fund to recipients other than existing shareholders. The Advisor will also make payments to qualifying broker-dealers and financial institutions that provide such services. Any salesperson or any other person entitled to receive compensation for selling or distributing the Fund shares may receive different compensation with respect to one class of shares over the other class of shares in the Fund.

    The Plan, together with a distribution agreement between the Fund and OFFIT Funds Distributor, Inc., will both continue in effect with respect to the Fund from year to year (although the Fund may continue not to make any payments under the Plan) if such continuance is approved at least annually by the Fund's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Plan and the Distribution Agreement, the Directors must determine that the Plan is in the best interest of the shareholders of the Fund.

    Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such Qualified Directors.

REGULATORY MATTERS

    One of the general partners of the Investment Adviser, OFFITBANK Greater China, Inc., ("OGC") is a wholly-owned subsidiary of OFFITBANK, a New York State chartered trust company ("OFFITBANK"). As the subsidiary of a trust company chartered under the New York Banking Law, OGC will be supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits or loans other than deposits or loans arising directly from its exercise of the fiduciary powers granted under the New York Banking Law. Neither OFFITBANK nor OGC is an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

    All or part of the fees payable by the Fund to the organizations retained to provide services for the Fund may be waived from time to time in order to increase the Fund's net investment income available for distribution to shareholders.

    Except as noted below, the Advisor and the Administrator bear all expenses in connection with the performance of their advisory and administrative services. Organization costs of the Fund are not expected to exceed $221,000 for the Fund's first fiscal year and will be deferred and amortized by the Fund on a straight-line basis over a 60-month period from the date the Fund commences operations. Organization expenses, including fees for counsel and independent accountants, fees payable to the Securities and Exchange Commission ("SEC"), state securities qualification fees, and costs of preparing and printing prospectuses for regulatory purposes, are not expected to exceed $221,000. The Fund will bear the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors and Investment Advisory Board members); fees payable to the SEC; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; expenses of independent accountants and attorneys; fees of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

    The Fund is not currently financing any distribution expenses in connection with the solicitation of new investors in Class I or Class II Shares. The Advisor will finance all such expenses out of its own resources. See "Management of the Fund--Distributor."

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund will declare and pay dividends of substantially all of its net income annually. The Fund intends to distribute all of its net investment income and net capital gains, if any, at least once per year. The Fund may, however, determine either to distribute or retain all or part of any net long-term capital gains in any year for reinvestment, to the extent such retention will not cause tax disqualification. The Fund will inform shareholders of the amount and nature of all such income or gains.

    All dividends and any capital gains distributions will be paid in additional shares of the Fund and automatically credited to the shareholder's account without issuance of a share certificate, unless the shareholder of record has elected in writing prior to the date of distribution that all dividends be paid in cash. Such election, or any revocation thereof, must be made in writing to the Fund's transfer agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of the Fund.

    Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes. See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information.

    The ability of the Fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders may be restricted or limited due to changes in the exchange control regulations in any or all of the Greater China Region countries. Any such restriction or limitation could impact the Fund's ability to meet the distribution requirements described above and therefore its qualification as a registered investment company under the Internal Revenue Code of 1986, as amended.

                               PURCHASE OF SHARES

    THE INITIAL MINIMUM INVESTMENT IS $1,000,000 FOR CLASS I SHARES AND $250,000 FOR CLASS II SHARES. The Fund reserves the right, in its sole discretion, to accept initial investments in the Fund from institutional investors of less than $1,000,000. SHAREHOLDERS MAY MAKE ADDITIONAL INVESTMENTS AT ANY TIME FOR AS LITTLE AS $10,000. Shares of the Fund may be purchased at the net asset value per share next determined after the later of receipt of payment or receipt of a completed account information form from a potential purchaser. As described below, the net asset value of the Fund's equity securities is determined as of 3:00 p.m., Shanghai time. See "Calculation of Net Asset Value." Due to the 12 hour time difference between Shanghai time and New York time, investors whose purchase orders are received after 3:00 a.m. New York time (with adjustment for daylight savings time) will get a net asset value determined as of the next business day in the Greater China Region. For example, an order received by the Fund at noon Wednesday, New York time, will receive a net asset value determined as of 3:00 a.m. Thursday morning, New York time. That net asset value will be reported in Friday's business publications.

INITIAL INVESTMENT BY WIRE


    Subject to acceptance by the Fund, shares of the Fund may be purchased by Federal wire. A completed Account Registration Form should be forwarded to the Fund at CVO Greater China Fund, Inc. c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Notification must be given to the Fund at 1-800-618-9510 prior to 4:00 p.m., Eastern Time, of the wire date. Federal funds purchases will be accepted only on a day on which the Fund, the Distributor and Huntington National Bank are all open for business. Funds should be wired through the Federal Reserve of New York as follows:



               Huntington National Bank


               41 South High Street


               Columbus, Ohio
               ABA # 044000024
               Account # 1899607163
               F/B/O CVO Greater China Fund, Inc.
               Ref. (Fund Name and Account Number)


    Federal Funds purchases will be accepted only on a day on which the Fund and the custodian bank are open for business.

INITIAL INVESTMENTS BY MAIL

    Subject to acceptance by the Fund, an account may be opened by completing and signing an account information form (provided at the end of the Prospectus), and mailing it to the Fund at the address noted below, together with a check payable to CVO Greater China Fund, Inc.:


               CVO Greater China Fund, Inc.


               P.O. Box 182493


               Columbus, Ohio 43218-2493


    Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Fund next determined after the later of receipt of payment or receipt of the Account Registration Form. Such payment need not be converted into Federal Funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund. If payment is received by the Fund without a completed Account Registration Form, such funds will be returned promptly to the investor. Please note that purchases made by check in the Fund are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen business days after purchase.

ADDITIONAL INVESTMENTS


    Additional investments may be made at any time (minimum investment $10,000) by purchasing shares of the Fund at net asset value by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to CVO Greater China Fund, Inc.), or by wiring monies to the custodian bank as outlined above. Notification must be given to the Fund at 1-800-618-9510 prior to 4:00 p.m., Eastern Time, of the wire date.


OTHER PURCHASE INFORMATION

    The Fund reserves the right, in its sole discretion, to suspend the offering of Shares of the Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

    Purchases of Shares will be made in full and fractional shares of the relevant class of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

    Shares in the Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee by the Shareholder Organization for its services. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.


    After an investor makes an initial purchase of Fund shares, the Fund's Transfer Agent will set up an account for the investor on the Fund's records. This account will contain a complete record of all transactions between the investor and the Fund and will show the balance of shares owned by such investor. The Fund will not issue share certificates except upon request. Each time a transaction occurs in a shareholders' account, the shareholder will receive a statement showing details of the transaction.


                              REDEMPTION OF SHARES

    Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions, except for the early redemption charge described below. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the

Fund. An early redemption charge will be levied on investors who hold Fund shares for less than nine months. The charge will be equal to two percent (2%) of the net asset value, at the redemption date, of shares redeemed within nine months of their purchase. (For this purpose, investors will be deemed to redeem their earliest-purchased shares unless the investor specifies otherwise.) The charge will be paid to the Fund.

    As described below, the net asset value of the Fund's equity securities is determined as of 3:00 p.m., Shanghai time. See "Calculation of Net Asset Value." Due to the 12 hour time difference between Shanghai time and New York time, investors whose purchase orders are received after 3:00 a.m. New York time (with adjustment for daylight savings time) will get a net asset value determined as of the next business day in the Greater China Region. For example, an order received by the Fund at noon Wednesday, New York time, will receive a net asset value determined as of 3:00 a.m. Thursday morning, New York time. That net asset value will be reported in Friday's business publications.

SYSTEMATIC WITHDRAWAL PLAN

    A holder of $100,000 or more of Class I Shares or $10,000 or more of Class II Shares may elect to have periodic redemptions from such holder's account paid on a monthly, quarterly or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party.

BY MAIL


    The Fund will redeem its shares at the net asset value next determined after the request is received in "good order". The net asset values per share of the Fund are determined as of 4:00 p.m., Eastern Time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), and the Fund are open for business. See "Calculation of Net Asset Value" below for details about the valuation of the Fund's shares. Requests should be addressed to CVO Greater China Fund, Inc., P.O. Box 182493, Columbus, Ohio 43218-2493. Requests in "good order" must include the following documentation: (a) the share certificates, if issues; (b) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered or their duly authorized agents; (c) any required signature guarantees (see "Signature Guarantees" below); and (d) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


SIGNATURE GUARANTEES

    To protect shareholder accounts, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) a redemption of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at 1-800-618-9510 for further details.

BY TELEPHONE

    Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-800-618-9510 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares. The Company and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company or its transfer agent to be genuine. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized instructions to the extent such procedures are not followed. The procedures employed by the Company in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

FURTHER REDEMPTION INFORMATION

    Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to eight business days. Such funds are invested during this holding period. Redemption proceeds may only be delayed for up to 15 days from the purchase date when a check has not cleared. Such proceeds must be released upon the earlier of the expiration of the 15-day period or clearance of the check. Shareholders can avoid this delay by utilizing the wire purchase option.

    Payment of the redemption proceeds, reduced by the amount of any applicable Federal income tax required to be withheld, will ordinarily be made within seven business days after tender is completed for a request for redemption.

    The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. The Fund does not intend to make distributions in kind at this time. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

    Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem (i) Class I Share accounts with balances less than $10,000, and
(ii) Class II Share accounts with balances less than $1,000. Prior to such redemption, the shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account up to such amount. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.

    Redemptions of Fund shares are taxable events on which you may realize a gain or a loss. Such gain or loss will be long-term capital gain or loss if the shares are a capital asset in the hands of the investor and have been held for tax purposes for more than one year. See "Tax Information" for more information about tax consequences resulting from investment in the Fund.

                              SHAREHOLDER SERVICES

    The Fund offers the following additional services to investors:

    ACCOUNT INFORMATION. Each Investor will be provided with account information upon written request at any time to the Fund.


    TRANSFER OF REGISTRATION. The registration of Fund shares may be transferred by writing to the Fund at P.O. Box 182493, Columbus, Ohio 43218-2493. As in the case of redemptions, the written request must be received in "good order" as defined above. See "Shareholder Services" in the Statement of Additional Information. Any inquiries regarding the Fund should be addressed to the Fund at P.O. Box 182493, Columbus, Ohio 43218-2493 (1-800-618-9510).


                         CALCULATION OF NET ASSET VALUE

    Net asset value will be determined by dividing the value of the net assets attributable to each class of the Fund (the value of its assets less its liabilities) by the total number of shares of each class of common stock outstanding. Fund securities will be valued by various methods depending on the primary market or exchange on which they trade.

    Equity securities for which the primary market is outside the U.S. will be valued using the closing price or the last sale price in the principal market where they are traded. If the last sale price on the local exchange is unavailable, the last available quote or last bid price normally will be used. Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Fund's Board of Directors, as delegated to the Pricing Committee of the Board.

    Foreign security prices are typically furnished by independent brokers or quotation services which express the value of securities in their local currency. Securities quoted in foreign currencies initially will be valued in the currency in which they are denominated and then will be translated into U.S. dollars at the foreign exchange rate in effect on each date that net asset value is calculated. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Forward contracts and related instruments will be valued on a daily basis by a pricing service that utilizes (i) dealer-supplied valuations for such obligations that mature in less than 30 days, and (ii) electronic data processing pricing techniques for all other obligations. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a Fund security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by or under the direction of the Fund's Board of Directors. Otherwise, the closing price of a security on such exchange will be used.

    Short-term obligations which have maturities of 60 days or less are valued at amortized cost as reflecting fair value, and if applicable, adjusted for foreign exchange translation.

    Equity securities for which the primary market is the U.S. will be valued at the last sale price quoted on the relevant securities exchange, or if no such price is available, at the closing bid price. The use of other pricing services will be determined by the Board of Directors.

    The net asset value of the Fund's equity securities will be determined once on each day on which any securities exchange within the Greater China Region on which securities in which the Fund has invested is open as of 3:00 p.m., Shanghai time. Due to the 12 hour time difference, 3:00 p.m., Shanghai time corresponds to 3:00 a.m. New York time (with adjustments for daylight savings time). Accordingly, orders received for the Fund shares after 3:00 a.m., New York time (with adjustments for daylight savings time) will receive the offering price determined on the next business day in the Greater China Region.

                                TAX INFORMATION

TAXATION OF THE FUND

    The Fund intends to qualify for taxation as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that the Fund will satisfy the distribution requirement of Subchapter M and not be subject to Federal income taxes or the 4% excise tax under the Code.

    THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH IN THIS PROSPECTUS IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO ITS PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECT OF CHANGES IN SUCH LAWS.

SHAREHOLDER TAXATION IN THE UNITED STATES

    Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any federal income tax on any such income and capital gains, other than any tax resulting from investing in passive foreign investment companies as described below.

    The Fund intends to declare and pay dividends and capital gains distributions so as to avoid imposition of a non-deductible 4% federal excise tax. To do so, the Fund intends to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31, and (iii) 100% of any undistributed ordinary or capital gain net income from the prior calendar year.

    Shareholders of the Fund will normally have to pay federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Distributions by the Fund which are derived from net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Dividends, received either in cash or reinvested in shares, paid by a Fund from net investment income will also be taxable to shareholders as ordinary income.

    Whether paid in cash or additional shares of the Fund, and regardless of the length of time the shares in the Fund have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such.

    Exchanges and redemptions of shares in the Fund are generally taxable events for federal income tax purposes. Individual shareholders may also be subject to state and local taxes on such exchanges and redemptions. The Fund's distributions will generally not qualify for the dividends-received deduction for corporate shareholders. Capital gains distributions are not eligible for the corporate dividends received deduction. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Fund's activities in options, futures and forward foreign currency exchange transactions or certain other investments.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, each shareholder must furnish to the Fund and certify as to accuracy his, her or its taxpayer identification number.

    Shareholders will receive annually one or more Forms 1099 to assist in reporting on their Federal and state income tax returns the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and Federal income tax, if any, withheld by the Fund's Transfer Agent.

    Capital gains on the sale of holdings in passive foreign investment companies may be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to shareholders. For more information, see "Additional Information Concerning Dividends, Distributions and Taxes--Passive Foreign Investment Companies" in the Statement of Additional Information.

FOREIGN TAX CREDITS

    Dividends, interest and gains received by the Fund from foreign sources may give rise to withholding and other taxes imposed by foreign countries. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may make an election for U.S. Federal income tax purposes, to treat any Chinese or other foreign country's income or withholding taxes paid by the Fund that can be treated as taxes on income under U.S. income tax principles, as paid by its shareholders. In the absence of such an election, the Fund would deduct such foreign taxes in computing the amount of its distributable income. The Fund intends to make such election for the fiscal year ended May 31, 1997.

    The amount of Chinese or other foreign taxes that may be credited against a shareholder's U.S. Federal income tax liability generally will be limited to an amount equal to the shareholder's U.S. Federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund expects that the capital gains it distributes, whether as dividend or capital gains distributions, will not be treated as foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income," which includes dividends, interest, capital gains and certain foreign currency gains. As a result, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The Fund will report annually to its shareholders the amount per share of taxes that will enable shareholders to claim U.S. foreign tax credits or deductions with respect to such taxes.

TAXES IMPOSED BY CHINA

    INCOME TAXES. Under the Income Tax Law of the People's Republic of China Concerning Foreign Investment Enterprises and Foreign Enterprises, which took effect on July 1, 1991, the Fund's income from dividends and profit distributions of companies in China will be subject to a 20% income tax. Pursuant to regulations issued by the State Council in 1984, the income tax rate is reduced to 10% on income received from sources in Shanghai, Shenzhen, Zhuhai, Xiamen, Shantou and the 14 special coastal port cities. Accordingly, if the "B" shares listed on the Shanghai or Shenzhen stock exchanges are issued by companies established in Shanghai, Shenzhen, Zhuhai, Xiamen, Shantou or the 14 special coastal port cities, the income tax levied on income earned by overseas investors (who have not set up offices in China) from such sources will be reduced to 10%. Effective August 1, 1993, dividends from "B" shares of companies are temporarily exempt from income tax.

    Any gains (whether of a capital or trading nature) realized by the Fund from the sale of any "B" shares are temporarily not subject to any income tax in China based on tax regulations issued in August 1993.

    TRANSFER TAXES AND FEES. The acquisition or sale by the Fund of "B" shares in a Chinese company listed on the Shenzhen Stock Exchange is subject to a 0.3% stamp tax and up to a 0.7% broker's commission on both the buyer and seller. The 0.7% broker's commission will be reduced to 0.5% and 0.4%, respectively, if the transaction value exceeds RMB 500,000 and RMB 5,000,000, respectively. For the Shenzhen Stock Exchange, a purchaser of "B" shares is also subject to a transfer registration fee levied at 0.3% of the transaction amount of the "B" shares traded. For the Shanghai Stock Exchange, a transaction fee of 0.1% of the actual transaction amount is levied. Clearing fees are handled in accordance with the relevant regulations of the clearing bank based upon the actual amount cleared. As of August 1, 1994, bank clearance charges were approximately US$42 in Shanghai, and ranged from HK$185 to HK$625 in Shenzhen.

TAXES IMPOSED BY HONG KONG

    TAXATION OF THE FUND.  The Fund will be subject to Hong Kong profits tax if
(i) it carries on business in Hong Kong, and (ii) its profits are derived from a Hong Kong source. Profits or capital gains derived from the sale of shares or other securities of, or dividends received from, companies listed on stock exchanges outside Hong Kong are not subject to Hong Kong profits tax.

    Transfers of shares of Hong Kong companies require the payment of a stamp duty of 0.3% on the amount of the transfer, comprised of a 0.15% stamp duty on the purchaser and a 0.15% stamp duty on the seller.

    TAXATION OF SHAREHOLDERS. There is no tax in Hong Kong on capital gains arising from the sale by an investor of shares of the Fund. However, for certain investors (principally share traders, financial institutions and insurance companies carrying on business in Hong Kong), such gains may be considered to be part of the investor's normal business profits and in such circumstances will be subject to Hong Kong profits tax at the rate of 16.5% for corporations and 15% for individuals as of August 1, 1994.

    Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice.

TAXES IMPOSED BY TAIWAN

    Under the Income Tax Law of Taiwan, dividend and interest income received by the Fund from sources within Taiwan will be subject to income withholding tax. The rate of withholding tax applicable to interest payments to a non-Taiwan resident recipient is 20%. The rates of withholding tax applicable to dividend payments to a non-Taiwan individual and a non-Taiwan corporate entity are 35% and 25%, respectively. However, the rate of withholding tax applicable to dividend payments to a qualified foreign institutional investor approved by the TSEC or a non-resident investor approved by the Investment Commission of the Ministry of Economic Affairs is 20%. Stock dividends are subject to an income tax which is payable on receipt or, in certain cases, on disposal of the stock dividends. Securities received as stock dividends will be treated for the purposes of the capital gains income tax described below in the same way as other securities held. Transactions in securities are not currently subject to any capital gains tax, but there can be no assurance that a capital gains tax will not be imposed in the future or that the Fund will continue to be exempt from such tax.

    Profits on sales of Fund shares effected by non-resident foreigners wholly outside Taiwan will not be subject to Taiwan income tax. However, on any sale of stock effected in Taiwan, a securities transaction tax is payable by the seller of such stock at the rate of 0.3% of the transaction stock price.

TAXES IMPOSED BY SINGAPORE

    The corporate income tax rate in Singapore is currently 26%. Under the Income Tax Law of Singapore, dividends received by the Fund from sources in Singapore are not subject to withholding tax, but interest received by the Fund will be subject to a 15% withholding tax.

    There is no tax on capital gains. Where there is a series of transactions, the tax authorities may take the view that a business is being carried on and may attempt to assess the gains as trading profits of the corporation. However, the government of Singapore has incentives for securities companies, trust companies and fund managers, which include tax exemptions or concessionary tax rates of 10% for qualifying income.

OTHER TAXATION

    Distributions from the Fund may be subject to additional state, local and foreign taxes depending on each shareholder's particular circumstances.

    See "Additional Information Concerning Dividends, Distributions and Taxes" in the Statement of Additional Information for more details about tax consequences related to investment in the Fund.

                               BACKUP WITHHOLDING

PROCEEDS OF DISTRIBUTIONS SUBJECT TO WITHHOLDING

    It is required under Federal income tax laws that taxable distributions and proceeds of redemptions and exchanges be reported to the Internal Revenue Service ("IRS"). It is also required that 31% of taxable distributions and certain proceeds of redemption requests received directly from shareholders and of redemptions under any exchange privilege be withheld if (i) a correct and certified Taxpayer Identification Number (TIN) is not provided for your account,
(ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or (iii) the Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

    For most individual taxpayers, the TIN is their social security number. An investor may furnish the Transfer Agent with such number and the required certifications by completing and sending to the Transfer

Agent either the Fund's Account Application Form at the back of this Prospectus or IRS Form W-9. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished.

TO APPLY FOR A TIN

    If you do not have a TIN or do not know your number, you may apply for one by submitting Form SS-5, "Application for a Social Security Card" or Form SS-4, "Application for Employer Identification Number" to the Administrator or the IRS. We will forward a certification form to you which you should use to notify us of your number. Withholding may apply to payments made to your account before we receive your certified number.

EXEMPT RECIPIENTS AND FOREIGN PAYEES

    Exempt recipients should provide their TIN and underline 2(a) in the TIN section of the application to avoid possible erroneous withholding. A partial listing of exempt classes of investors follows: corporations, financial institutions, IRAs, the U.S. Government, a state or possession of the U.S., a foreign government, international organizations, and 501(a) exempt entities such as colleges, churches and charitable organizations. If you are a nonresident alien, check the appropriate box on the application. Nonresident aliens and foreign entities may be subject to nonresident alien withholding of up to 30% (instead of backup withholding of 31%) on certain distributions received from the Fund and will be required to provide certain certifications on IRS Form W-8 to avoid 31% backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and consult your tax adviser.

                            PERFORMANCE INFORMATION

    As discussed in this Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund may present standardized and non-standardized total return by class in advertisements or other written material. Standardized total return is calculated in accordance with the SEC's formula, by multiplying a hypothetical initial purchase order of $1,000 by the average annual total return for the stated period and annualizing the result. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing periods. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. See "Performance Calculations--Total Return" in the Statement of Additional Information for a more detailed discussion of the formula.

    Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the form of aggregate, average, year-by-year or other types of total return figures rather than as an annual average. The Fund may advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of either class or both classes of the Fund by adding 1 to the Fund's total aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000 as the case may be.

    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indices compiled by independent services and organizations.

    THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE OVER TIME AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS IN ANY FUTURE PERIOD. The SEC's formulas for calculating performance are described under "Performance Calculations" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

ORGANIZATION AND CAPITAL STOCK

    The Fund was incorporated under the laws of the State of Maryland on September 2, 1994. The Fund operates as an open-end investment company and is not authorized to engage in the business of banking. The authorized capital stock of the Fund consists of 10,000,000,000 shares having a par value of $.001 per share. The Fund's Articles of Amendment and Restatement currently authorize the issuance of two classes of shares, Class I and Class II. The Fund's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing interests in the Fund or in other portfolios held by the Fund.

    Holders of the Fund's shares will vote in the aggregate on all matters and will vote in the aggregate with shareholders of the Fund's other current and future portfolios except where otherwise required by law or where the matter involved affects only that class or portfolio. Under the corporate law of Maryland and the Fund's By-Laws (except as required under the 1940 Act), the Fund is not required and does not currently intend to hold meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Fund's directors if such a request is made, in writing, by the holders of at least 10% of the Fund's outstanding voting securities. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

    All shares of the Fund, when issued, will be fully paid and nonassessable.

COUNSEL

    McCutchen, Doyle Brown & Enersen, San Francisco, California, serves as counsel to the Fund.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the independent accountants for the Fund.

                            REPORTS TO SHAREHOLDERS

    The Fund will send to shareholders a semi-annual report which will include listings of investment securities held by the Fund at the end of the period covered. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

                                                                      APPENDIX A

                          CVO GREATER CHINA FUND, INC.
            APPENDIX A TO PROSPECTUS--GREATER CHINA REGION COUNTRIES

    This Appendix describes certain economic and political developments related to the operation of the securities markets in the People's Republic of China ("China") Hong Kong, Taiwan and Singapore. The information set forth in this Appendix has been extracted from various government and private publications. The Fund and the Fund's Board of Directors make no representation as to the accuracy of the information, nor has the Fund or the Fund's Board of Directors attempted to verify any of it.

                           PEOPLE'S REPUBLIC OF CHINA

DEMOGRAPHICS AND GOVERNMENT

    China's population, estimated at 1.2 billion, is the highest of any country in the world and represents one-fifth of the human race. The most populated sections of China are located in the north eastern half of the country where flatter terrain and proximity to the coast and major river basins provide more abundant resources for the cultivation of the land. The country is divided in 23 provinces, three municipalities (Beijing, Shanghai and Tianjin) and five autonomous regions. The capital and political center of China is Beijing. Shanghai is the largest city and is also the main commercial and financial hub.

    The Chinese state originated as far back as the second millennium B.C. Although initially quasi-feudal in nature, gradually a highly centralized, bureaucratic system evolved, which came to characterize the Chinese political structure and which still influences the nature and style of administration today. In the traditional Chinese polity, the emperor was the font of authority and sovereignty. A succession of indigenous and invader dynasties reigned until 1911 when the last dynasty collapsed. A period of political instability and civil war ensued as the Kuomintang (Nationalist Party) first attempted to wrest control over the country from regional warlords, then battled the emerging Chinese Communist Party. Although this conflict eased in the face of Japanese invasion in the 1930s, the Chinese Community Party was better able to move into the vacuum created by Japan's surrender in 1945. Over the next four years the Communists defeated the Kuomintang forces, who subsequently fled to Taiwan. The Communist Party established the People's Republic of China in 1949.

    For much of the next three decades the Communist government tended to veer back and forth from rather pragmatic state socialist plans of the Russian style to grandiose crash programs, such as the "Great Leap Forward," which not only fell far short of its goal of jump-starting the economy into modernity but cost millions of lives in the resulting famine. In 1966 the "Cultural Revolution" began as a limited campaign within the party leadership but soon mushroomed out of control, at times disrupting the economy and occasionally breaking into virtual civil war. Quite apart from the economic damage and human suffering, the Cultural Revolution undermined the prestige and, therefore, the authority of the Communist Party, which has had an impact on the formulation and authority of policy ever since.

    Two years after the official end of the Cultural Revolution in 1976, the surviving members of the Party establishment led by Deng Xiaoping, launched the country on the path to economic reform. Although the resulting economic transition has not always been even or free of social dislocations--as evidence by the student demonstrations in 1986 and 1989--reform has begun to deliver rising living standards and a better quality of life to large parts of the country. Despite the forceful suppression of political dissent in 1989 at Tiananmen Square, the government has not backed away from continued economic reform, but instead has steadily expanded the horizon to include the establishment of securities markets, privatization of state enterprises, reform of the banking sector and a progressive opening of the economy to foreign investment.

    China currently has diplomatic ties with approximately 140 nations. It is a charter member of the United Nations and is seeking admission to the World Trade Organization.

THE CHINESE ECONOMY

    China established a centrally planned economy in 1949. In 1978 the government implemented an economic reform program to create a more mixed economy by opening it to limited foreign investment. Currently these economic reforms allow managers of enterprises in China more autonomy in carrying on business, including the planning of production, marketing, use of funds and employment of staff.

    The current economy in China consists of three sectors: state, cooperative, and private. The state sector, though decreasing from 76% of GNP in 1980 to approximately 50% in 1991, continues to constitute the largest share of the economy. In recent years, however, the economy has been significantly restructured through the abolition of the commune system in rural areas and the relaxing of government authority in the day-to-day operations in both agricultural and industrial enterprises. Although there has been a progressive lifting of price controls, the government still sets the prices for a number of essential goods which it controls and distributes; but any goods produced by suppliers of government-controlled goods above the quotas that are set by the state may be sold at floating prices, negotiated prices or free prices. As the government assumes more of a regulatory and supervisory role and less of a direct management role, market forces have been allowed to operate. This has resulted in increased productivity and rising incomes.

    Over the past decade, China has achieved annual growth in real gross national product (GNP) averaging 9%. GNP in 1991 had increased to over 2.5 times the GNP in 1980. However, as is to be expected in such a high growth environment, there have been wide swings in the annual growth rates, with major booms in 1984 and 1988, for example; and "growth recessions" in 1981 and 1989. In 1988, the Chinese Government instituted an austerity program which slowed the Chinese economy in the following year. However, growth rates increased after 1989, achieving 5.2% in 1990 and 7% in 1991, as compared to only 3.9% in 1989.

    China's economic policy is set out in two overlapping plans, the 20-Year Plan (1981-2000) and the current Five-Year Economic Plan (1996-2000). China's first Five-Year Economic Plan was set forth in 1953 to stimulate economic growth and development. Currently, China is in its third year of its eighth Five-Year Economic Plan.

    The 20-Year Plan calls for an average 7% growth in GNP over the entire 20-year period; the initial decade was to be a period of reorganization, with the second decade one of rapid economic progress. The 7% mark was exceeded in the initial decade, with growth rates averaging 9.4%. The second decade growth, thus far, is in step with the desired growth of the 20-Year Plan. The previous Five-Year Economic Plan called for 6% annual growth, starting in 1991; this however, was surpassed with 10.5% growth being achieved between 1991 and 1995.

    The following table sets forth selected data regarding the Chinese economy.

                           MAJOR ECONOMIC INDICATORS

                                                          1989    1990    1991    1992    1993    1994    1995
                                                          ----    ----    ----    ----    ----    ----    ----
Gross Domestic Product (% annual real growth)..........     4.3     3.9     8.0    13.6    13.4    11.8    10.2
Per Capita GNP (U.S. $)................................   300.0   298.0   312.0   379.0    N/A    447     534
Industrial Production (% annual growth)................     6.8     6.0    14.2    20.4    23.6    17.5    14
Inflation (retail price index, % annual growth)........    17.8     2.1     3.0     6.2    13.4    21.7    14.8
Money Supply (M2, % annual growth).....................    18.7    28.9    27.6    29.5    N/A     34.4    29.5
Government Budget Surplus/Deficit (U.S. $ billion).....    (1.9)   (2.7)   (3.9)   (7.8)   (2.37) (66.9)  (66.8)
Exports (U.S. $ billion)...............................    52.5    62.1    71.9    85.1    92.0   121     148.8
  (% annual growth)....................................    10.2    17.9    15.8    18.3     8.0    31.9    23.1
Imports (U.S. $ billion)...............................    59.1    53.3    68.8    80.8   104.0   115.7   132.1
  (% annual growth)....................................     6.8    (9.8)  191.5    26.6    29.0    11.3    14.2
Trade Balance (U.S. $ billion).........................    (6.6)    8.6     8.1     4.3   (12.0)    5.3    16.7
Exchange Rate (RMB/U.S. $).............................     4.72    5.22    5.43    9.84    8.59    8.8     8.3

--------------
* Translated at the respective exchange rate for each year shown in the table.

N/A--Not Available

Sources: China Statistical Yearbook, State Statistical Bureau of the People's
         Republic of China, Baring Securities.

FINANCIAL REGULATION

    The Ministry of Finance is responsible for overseeing state finances and the collection of revenue and taxation. The banking system is managed by China's central bank, the People's Bank of China ("PBOC"). The PBOC, like the Ministry of Finance, is a state administrative body under the leadership of the State Council. Its primary functions include the formulation of national financial regulations and policies; the issuance of currency and regulation of its circulation; the coordination and implementation of credit plans; overseeing the establishment and operation of financial institutions and financial markets, including stock exchanges; administration of China's foreign exchange and gold reserves and adjustment of exchange rates against foreign currencies; and administration of China's securities markets.

FOREIGN TRADE

    As a result of the economic reforms commenced in 1978, China's foreign trade has grown considerably in value, range of products and number of trading partners. A major goal of China's trade policy is to increase the percentage of manufactured goods in the country's total exports. Gradual progress has been made in recent years with the aid of the imported foreign technology. China's trade balance has fluctuated over the last five years. In 1995 China's foreign trade yielded a foreign trade surplus of U.S. $16.7 billion, with exports of U.S. $148.8 billion in 1995 representing an increase of 22.9% over 1994. Exports were U.S. $121.0 billion in 1994, an increase of 31.9% over that of 1993. Imports reached U.S. $132.1 billion by the end of 1995, representing a 14.2% increase over 1994. For 1994, imports stood at U.S. $115.7 billion, an increase of 11.2% over the 1993 figure.

    Total trade for 1995 was approximately U.S. $280.9 billion, representing an 18.6% increase over 1994. In 1994 total trade stood at U.S. $236.7 billion, up 20.9% over 1995. From 1990 through 1992 and 1994 to 1995, China experienced trade surpluses. In contrast, the country experienced trade deficits of $7.8 billion and $6.6 billion, respectively, in 1988 and 1989.

    Hong Kong is the leading destination for Chinese exports, accounting for over 40% of total export volume. Hong Kong is also a major re-export center for Chinese goods. Other large export markets for China include Japan, the United States, and Germany. Over the past few years, China's imports have continued to expand and diversify. Hong Kong, Japan and the United States are China's top three suppliers. Other major suppliers include Germany and Italy.

    The following table lists China's top ten trading partners, along with the U.S. dollar value of the trade between China and each country for the years 1992, 1993 and 1994.

                             MAJOR TRADING PARTNERS
                                (U.S. $ MILLION)

                                          TOTAL TRADE                  EXPORTS FROM CHINA                IMPORTS TO CHINA
                                -------------------------------  -------------------------------  -------------------------------
                                  1992       1993       1994       1992       1993       1994       1992       1993       1994
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Hong Kong.....................     58,050     32,496     41,821     37,512     22,050     32,364     20,538     10,446      9,457
Japan.........................     25,380     39,065     47,894     11,699     15,777     21,573     13,681     23,289     26,321
United States.................     17,494     27,652     35,432      8,594     16,965     21,461      8,900     10,687     13,970
Germany.......................      6,471     10,008     11,898      2,448      3,968      4,762      4,023      6,041      7,137
U.S.S.R/Russia................      5,862      7,673      5,077      2,336      2,692      1,581      3,526      4,981      3,496
Singapore.....................      3,267      4,891      5,040      2,031      2,245      2,558      1,236      2,646      2,482
Italy.........................      2,843      4,042      4,659      1,095      1,305      1,591      1,748      2,738      3,068
France........................      2,260      2,931      3,363        764      1,290      1,424      1,496      1,641      1,939
Australia.....................      2,332      3,010      3,940        661      1,061      1,488      1,671      1,949      2,452
United Kingdom................      1,936      3,588      4,184        923      1,924      2,414      1,014      1,664      1,770

EXCHANGE RATE AND FOREIGN EXCHANGE CONTROL

    There is centralized control and unified management of foreign exchange in China. The State Administration of Exchange Control (the "SAEC") is responsible for matters relating to foreign exchange administration, while the Bank of China (the "BOC") is in charge of foreign exchange operations. Cooperating closely with the BOC, the SAEC fixes the official daily exchange rate of RMB against major foreign currencies.

    There is only one type of monetary instrument in China today, the RMB. In the past, a second type of instrument, called a Foreign Exchange Certificate ("FE") was also used, but has been withdrawn from circulation by the government. The RMB is the official currency in China and is currently not convertible into foreign exchange unless converted with express written authorization from the SAEC.

    While foreign investment enterprises are able to remit from China any profits earned in foreign exchange, RMB earnings within China cannot be freely converted into foreign exchange except at the foreign exchange adjustment ("swap") centers established by the SAEC. In order to provide some relief from the controls imposed by the earlier foreign exchange legislation, the State Council promulgated on January 15, 1986 the "Regulations Concerning the Balance of Foreign Exchange Income and Expenditure of Chinese-Foreign Equity Joint Ventures," which provide for a number of mechanisms to allow foreign investment enterprises to balance their foreign exchange income and expenditure. These mechanisms include the sale of joint venture products within China for foreign exchange, the export of products purchased with RMB from Chinese enterprises to generate foreign exchange, short-term loans and the swapping of RMB for foreign exchange with other foreign investment enterprises and Chinese enterprises, among others.

    The exchange rate fluctuates from time to time and from swap center to swap center depending on supply and demand. The RMB has been devalued progressively in recent years, depreciating by almost 70% against the U.S. dollar between 1981 and 1990. During the 1990s, this general trend of depreciation has continued.

SECURITIES MARKETS

    Prior to 1949, China had established rudimentary forms of securities exchanges in Beijing, Shanghai and Tianjin. When the Chinese communist party assumed power in 1949, China's securities markets were closed and all securities were abolished. The Beijing, Shanghai and Tianjin securities exchanges reopened briefly in 1950 and 1949, respectively, but were closed again in 1952. Securities markets were nonexistent in China until the early 1980s when they reemerged in various cities following initiation of China's economic reform program in 1978. There currently are two officially recognized exchanges in China, the Shanghai Securities Exchange ("SHSE"), which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange ("SZSE"), which commenced trading on July 3, 1991. A number of organized securities markets exist in other cities in China, but these are primarily over-the-counter markets. Initially, shares on both exchanges were made available only to Chinese investors and were traded only in RMB, thus avoiding the issues of repatriation of profits and the remittance of foreign currency that would arise with the participation of foreign investors in the market. Recently, however, these issues have been addressed in legislation concerning a special class of shares, commonly referred to as "B" shares, which are denominated in RMB and are offered exclusively for investment by foreign investors and such other investors as the authorities may approve. The first issues of "B" shares were listed and traded on the SHSE on February 21, 1992, and on the SZSE on February 28, 1992.

REGULATION AND OPERATION OF THE CHINESE SECURITIES MARKETS

    Prior to the establishment of the SHSE and SZSE, trading of securities in China was conducted in over-the-counter ("OTC") markets in a number of major cities, including Shanghai, Chongqing, Wuhan, Guangzhou and Shenyang. The OTC markets have no fixed location for trading; transactions are negotiated by telephone or similar means. The SHSE and SZSE confine trading of listed shares to the two exchanges, while unlisted stocks continue to be traded in the OTC markets. In addition to the two exchanges and the OTC markets, a nationwide computer system for trading of treasury bills and bonds, the Securities Trading Automated Quotations System ("STAQ"), commenced operations on December 5, 1990 and currently links 54 licensed trading corporations in 16 cities.

    Currently, trading of treasury bills constitutes the majority of the activity in the Chinese securities markets, while trading of equity securities constitutes only a small portion of the trading activity. The OTC markets trade only treasury bills and equity securities that are not listed on the SHSE or the SZSE. The SHSE and the SZSE trade both treasury bills and shares of listed companies. Shares are divided into four types based on the type of entity holding them: (1) State shares held by designated State entities on behalf of the State; (2) shares held by Chinese corporations; (3) shares held by Chinese individuals; and (4) shares held by foreign investors. The first three categories are generally referred to as "A" shares. The fourth category is referred to as "B" shares. State shares cannot be sold or transferred without the approval of the State asset administrative departments. "A" shares are quoted and traded in RMB, while "B" shares are quoted in RMB but traded in foreign currencies (currently Hong Kong dollars and U.S. dollars).

    China has not yet promulgated a national securities law. Although the State Council has promulgated interim Regulations for Administration of Enterprise Bonds, these regulations apply only to bonds issued by State-owned enterprises. At the local level, however, many cities and provinces have promulgated securities rules and regulations.

    The People's Bank of China (the "PBOC"), China's central bank, is authorized to regulate stocks, bonds and other negotiable instruments and administer China's financial markets, and it exercises this authority through its local branches. The State Commission for Restructuring the Economic System has, in practice, assumed the principal role of formulating policies for the development of the securities markets. In addition, the Stock Exchange Executive Council, a nongovernmental organization, plays an important advisory role in the formulation of a regulatory framework for the national securities markets.

CORPORATE LAW IN CHINA

    There is no national legislative framework in China providing for regulations governing joint stock companies. However, there have been in force in Shenzhen since February 1992 the Provisional Rules for Joint Stock Companies in Shenzhen (the "Shenzhen Provisional Rules"). The Shenzhen Provisional Rules include provisions governing the formation of Shenzhen joint stock companies, issuance of shares and debentures, ownership and dealings in shares, reduction of capital, shareholders' rights and obligations, meetings and resolutions, directors, financial accounting, distribution and liquidation. More recently, the Provisional Regulations for Shanghai Municipality Joint Stock Limited Companies came into force on June 1, 1992, covering broadly the same areas as the Shenzhen Provisional Rules.

SHENZHEN STOCK EXCHANGE

    The SZSE was established in April 1991, and officially opened in July 1991. As of February 29, 1996, 130 companies had shares listed on the SZSE, of which 34 also had "B" shares listed. Prices of "A" shares were subject to a price fluctuation limit, but all such limits have been removed except for the Shenzhen Champaign Company. The Shenzhen authorities have established a regulatory fund, funded from proceeds of new issues of "A" shares, to buy and sell shares on the open market in an attempt to minimize fluctuations of the prices of "A" shares. In the issuance of "A" shares by the first company to which this regulatory fund was introduced, an amount equal to 5% of the aggregate "A" share premium was required to be paid into the fund. It is expected that a similar percentage will be required for future new issues.

    MARKET INDEX. The performance of the "B" shares on SZSE is measured by the Shenzhen Stock Exchange B Index. This Index stood at 111.87 on December 31, 1992, and at 141.44 on December 31, 1993. Since December 31, 1993, the Index has declined to 86.66 on December 31, 1994, and 59.48 on December 31, 1995. This fluctuation reflects the volatility of the market accentuated by the credit tightening policy in China and the illiquidity of the market.

    MEMBERSHIP. The SZSE operates on a membership system. Membership is restricted to securities institutions approved by PBOC. As of February 29, 1996, there were 554 members admitted to SZSE and on December 31, 1994 there were 550 members, consisting of banks, finance companies, securities companies, insurance companies and trust and investment companies. All are either Shenzhen local companies or Shenzhen branches of national companies. Securities institutions in Shenzhen may join the Joint Meeting of Shenzhen Securities Institutions, whether or not they are members of the SZSE. This self-governing organization was formed in August of 1990 to facilitate communication among securities institutions and to strengthen self-discipline among members.

    REGULATION. The SZSE is regulated by the PBOC, Shenzhen Special Economic Zone Branch and the local government in Shenzhen. The Shenzhen Municipal People's Government promulgated the Provisional Measures of Shenzhen Municipality for Administration of the Issue and Trading of Shares (the "SZSE Measures"), which became effective on June 15, 1991 and govern the establishment of the SZSE and the issuance and trading of shares in Shenzhen. The issuance and trading of "B" shares in Shenzhen are governed by the Provisional Measures of Shenzhen Municipality for Administration of Special Renminbi-denominated Shares, which became effective on December 16, 1991. These measures are supplemented by a set of Detailed Implementing Rules which also became effective on December 16, 1991. In addition, Provisional Rules of Shenzhen Municipality for Registration of Special Renminbi-denominated Shares were promulgated by the Shenzhen Securities Registrars Co., Ltd. on January 29, 1992, and Operating Rules of the Shenzhen Securities Exchange for Trading and Clearing of "B" shares were promulgated by the SZSE on January 31 1992. These rules provide detailed regulations relating to the issuance, trading, settlement and registration of "B" shares.

    NEW ISSUES AND LISTING CRITERIA. Shares of local Shenzhen companies may either be listed on the SZSE or traded on the OTC markets. In accordance with the SZSE Measures and the Shenzhen Provisional Rules, an issuer must meet the following requirements when making a public share issue: (i) it must have obtained prior approval from the relevant authorities to be and have been established as or converted into a joint stock company; (ii) its production and operations must comply with Shenzhen's industrial policies; (iii) it must have a good financial and business record and net assets of at least RMB 10 million;
(iv) for the year prior to applying for authorization to issue shares, the value of its net tangible assets must have accounted to no less than 25% of its gross tangible assets; (v) its promoters must subscribe for at least RMB 5 million worth of shares, representing no less than 35% of its total share capital; (vi) the number of shares to be issued to the public, i.e., investors other than specially designated individuals, must be equal to at least 25% of its total share capital; (vii) it must have a minimum of 800 shareholders following the issue; (viii) within three years prior to the proposed issue neither the company nor its promoters may have any record of illegal activities or activities counter to the public interest; and (ix) the shares subscribed by the employees of the company cannot exceed 10% of the shares issued to the public and such shares are not assignable for a period of one year, thereafter, assignment of such shares may not exceed 10% of the shareholder's holding during any half year period.

    All public share issues must be handled by securities distributors. Issues of over RMB 30 million must be distributed by a syndicate made up of at least three members. Issues of over RMB 50 million must be distributed by a syndicate made up of at least five members.

    In order to qualify for listing on the SZSE, companies must meet additional requirements which are more stringent than those for public share issues. Such additional requirements include: (i) the total par value of shares of common stock actually issued must be more than RMB 20 million; (ii) there must have been a minimum return on capital of more than 10% in the year preceding listing and more than 8% over the two years prior to the year preceding the listing;
(iii) the number of registered shareholders must exceed 1,000, and the total number of shares held by shareholders holding less than 0.5% of the company's shares must account for more than 25% of the total paid-up share capital; (iv) the company must have a continuous record of making profits and must have a business record of more than three years; and (v) for the year prior to applying for listing, the value of the net tangible assets must have accounted for more than 38% of its gross tangible assets and there must be no accumulated losses.

    Application for a public share issue must be made to the PBOC, Shenzhen Special Economic Zone Branch. Application for listing on the SZSE must be made to the PBOC, Shenzhen Special Economic Zone Branch and the SZSE. A company's prospectus for initial share issue must be published in a newspaper or other publication approved by the PBOC, Shenzhen Special Economic Zone Branch, ten days prior to the scheduled issuance date, which must include: (i) the name and domicile of the company; (ii) the scope of the company's production and business; (iii) resumes of the promoters or directors and the managers; (iv) the reason for and purpose of the share issue; (v) the total amount, class(es) and number of shares to be issued, and the par value and selling price of each share; (vi) the method of issue; (vii) the investors to whom the issue is marketed; (viii) the name(s) of the securities distributor(s), the total value of the shares to be distributed and the method of distribution; (ix) details of the company's history and conditions for future development, its main business and financial situation, and the total amount and composition of its assets and liabilities; and (x) a certified profit forecast.

    A company applying for a further issue of shares must satisfy the relevant authorities that the following conditions have been met: (i) its business record since the time of the last issue must have been good, and its utilization of capital must be above average in its line of business; (ii) not less than one year must have elapsed since its last share issue; (iii) the amount of shares it is applying to issue must not exceed the amount of its existing shares; (iv) its application of the proceeds of the issue must conform to the industrial Policies of

Shenzhen; and (v) the issue will be beneficial to the healthy development of the Shenzhen securities markets. Applications for approval to issue shares for the purpose of attracting foreign investment are not bound by (ii) and (iii).

    For a discussion of recent developments in the securities markets in China, see "The Fund's Investments in the Greater China Region--People's Republic of China--Securities Markets" in the Prospectus.

    NEW ISSUES CRITERIA FOR "B" SHARES IN SHENZHEN. A company wishing to issue "B" shares in Shenzhen must comply with the following requirements: (i) it must fulfill the issue requirements specified in the SZSE Measures, (ii) it must obtain written consent from the relevant department of the State to utilize foreign investment or to transform into a foreign investment enterprise, and its use of proceeds from the "B" share issue must conform to the laws and regulations of the State concerning the administration of foreign investment;
(iii) it must have a stable, adequate source of foreign exchange revenue (sufficient to pay out the "B" share dividends and bonuses for each year); (iv) the percentage of "B" shares (including promoters' share holdings) to the total shares of the company must not exceed the upper limit set by the PBOC, Shenzhen Special Economic Zone Branch; and (v) the company must have a business record of three years or more, or have received special permission from the PBOC, Shenzhen Special Economic Zone Branch. (Companies in high technology industries or other special industries are not bound by this restriction.)

    Subscription for "B" shares is carried out through authorized securities institutions within Shenzhen Municipality. These institutions may arrange for the participation of overseas securities institutions approved by the PBOC, Shenzhen Special Economic Zone Branch. The holding by any foreign investor of "B" shares of a joint stock company accounting for more than 5% of such company's total shares must be reported to the PBOC, Shenzhen Special Economic Zone Branch. Domestic securities institutions are not allowed to trade "B" shares for their own accounts unless approved BY the PBOC, Shenzhen Special Economic Zone Branch.

    The issuance of "B" shares through a syndicate underwriting on behalf of the issuer must be managed by at least one authorized domestic securities institution. The issue price of "B" shares may not be lower than the issue price of "A" shares of the same company. During the distribution period, distributors must sell the shares at the same pre-determined price.

    An issuer may request private placement of its "B" shares with institutions outside China with which it has close business connections, provided that such institutions are approved by the PBOC, Shenzhen Special Economic Zone Branch and the number of shares privately placed with them does not exceed 15% of the total number of "B" shares in such issue.

    REPORTING REQUIREMENTS. Within 60 days following the end of each half of the fiscal year, an issuer is required to submit an interim financial report, reviewed and approved by an accounting firm, or its annual financial report, audited by an accounting firm, to the PBOC, Shenzhen Special Economic Zone Branch and to publish the same in a newspaper or other publication approved by the PBOC, Shenzhen Special Economic Zone Branch. Such financial reports must also be submitted to the SZSE if the issuer's securities are already listed on the SZSE.

    INSIDER TRADING RESTRICTIONS. All persons are prohibited from using insider information when engaging in the purchase or sale of securities.

SHANGHAI SECURITIES EXCHANGE

    The SHSE was established on November 26, 1990 and officially opened on December 19, 1990. Trading began on the SHSE during the later part of 1991. Prior to the establishment of SHSE, an active OTC market in local stocks and bonds existed in Shanghai.

    MARKET INDEX. The performance of the "B" shares on the SHSE is measured by the Shanghai Stock Exchange B Index. This Index stood at 66.22 on December 31, 1992, and at 103.15 on December 31, 1993, before falling to 62.80 on December 31, 1994 and 47.69 on December 31, 1995. This fall reflects volatility of the market accentuated by the credit tightening policy in China and the illiquidity of the market.

    MEMBERSHIP. The SHSE operates on a membership system. Membership is restricted to securities institutions approved by the PBOC. As of February 29, 1996, there were 553 members admitted to the SHSE,

60 of which are foreign institutions. The SHSE members are comprised of securities companies, insurance companies, trust and investment companies and open credit cooperatives. Members of the SHSE must join the Securities Trade Association, which is a self-governing trade organization whose articles of association specify such matters as the purpose, nature, conditions for membership, rights and obligations of members and accounting of the Association. The SHSE members may be classified as (1) members who trade for others' accounts; (2) members who trade for their own accounts only; or (3) members who trade both for their clients and for their own accounts. No member may buy or sell any listed securities outside the SHSE without permission.

    REGULATION. The SHSE is regulated by the local branch of the PBOC and the local government in Shanghai. The Shanghai Municipal People's Government adopted the Measures of Shanghai Municipality for Administration of the Trading of Securities (the "SHSE Measures"), which came into effect on December 1, 1990 and govern the establishment of the SHSE and the issuance and trading of securities in Shanghai. In November of 1991, special regulations contained in the Measures of Shanghai Municipality for the Administration of Special Renminbi-denominated Shares and their Detailed Implementing Rules were promulgated by the PBOC and the Shanghai Municipal People's Government relating to the issue of "B" shares in Shanghai. Special rules for the trading and settlement of "B" shares were also enacted in February 1992.

    NEW ISSUES AND LISTED CRITERIA. To issue new securities, an issuer must file an application with the PBOC, Shanghai Branch, along with the issuer's articles of association, a prospectus to be used in offering the securities which meets the requirements of the SHSE Measures and other related documents. Issues of shares, or bonds of a value of RMB 10 million or more, must be distributed by a securities institution, unless otherwise provided by the State or placed privately. Issues with a total distribution value of RMB 30 million or more must be jointly distributed by a distribution syndicate formed and led by a securities company. Distribution of securities includes the underwriting of securities and the placement of securities by an agent.

    Under the SHSE Measures, an issuer which intends to issue its shares must submit: (i) the consent from the relevant authorities as to the establishment or restructuring of the enterprise as a joint stock company; (ii) in the case of a newly-established joint stock company, an investment certificate evidencing that its organizers have subscribed for not less than 30% of the total amount of shares; (iii) in the case of State-owned enterprise being restructured as a joint stock company, a confirmation of asset valuation issued by the Administration for State Assets with a report on the conclusions from the asset valuation issued by the relevant asset valuation agency, or, in the case of a non-State-owned enterprise being restructured as a joint stock company, a report on the conclusions from the asset valuation issued by an accounting firm and a registered accountant of that firm; (iv) in the case of an existing joint stock company issuing shares in order to increase its capital, financial statements of continuous profits during at least the preceding two years and the preceding quarter of the current year, certified by an accounting firm and a certified accountant of that firm, and a shareholders' resolution authorizing the issue; and (v) an application for share issue to the PBOC, Shanghai Branch, along with its articles of association, the prospectus to be used for the share issue, a distribution contract entered into with a securities distributor and, if the shares are to be issued to raise funds for fixed asset investment, the approval document(s) from the relevant administrative department(s). In addition, where the issuer also intends to list shares on the SHSE, it must submit (i) an application for the listing of and permission to deal in securities; (ii) a report on the listing of the securities; (iii) consent from at least one securities house to assist in the trading of the securities; and (iv) financial statements of continuous profits for at least two years, certified by an accounting firm and a registered accountant of that firm.

    For a discussion of recent developments in the securities markets in China, see "The Fund's Investments in the Greater China Region--People's Republic of China--Securities Markets" in the Prospectus.

    NEW ISSUES AND LISTING CRITERIA FOR "B" SHARES ON THE SHSE. A company wishing to issue "B" shares to be listed on the SHSE must comply with the following requirements: (i) it must be an approved joint stock company which has been registered with the relevant State authority or whose establishment has been approved and has met all the listing requirements set forth in the SHSE Measures; (ii) the proceeds from the issuance of the "B" shares must be used in accordance with State policies and regulations on the administration of foreign investment; (iii) it must have a stable, adequate source of foreign exchange revenue (I.E.

sufficient to pay out the "B" share dividends); and (iv) the percentage of "B" shares among the total shares of a former state-owned enterprise reorganized as a joint stock company must not exceed the upper limit set by the PBOC, Shanghai Branch.

    Subscription for "B" shares is carried out through approved securities institutions. Approved domestic securities institutions may arrange for participation by foreign securities institutions approved by the PBOC, Shanghai Branch. Approval by the Shanghai Branch of the PBOC is required for the subscription by a single investor for "B" shares which exceed 5% of the total issued share capital of a company. In addition, "B" share trading must be carried out by approved securities institutions and be processed through a domestic securities house which is in the business of dealing in "B" shares. Every investor dealing in "B" shares must open a "B" share securities account with the SHSE. Domestic securities dealing organizations may open such "B" share securities accounts on behalf of individuals and institutional investors outside of China. Domestic securities institutions may not engage in "B" share business for their own account.

    The issuance of "B" shares in Shanghai may be through a public offering or a private placement. A public offering must be conducted on behalf of the issuer by an approved securities institution. The issuance of "B" shares through a distribution syndicate must be managed by a domestic securities institution. The prospectus for an issue of "B" shares must be published in a newspaper or other publication approved by and on dates designated by the PBOC, Shanghai Branch.

    REPORTING REQUIREMENTS. Once securities are approved for listing on the SHSE, the issuer must publish the report on the listing of the securities and certified financial statements showing continuous profits for at least two years preceding the listing. Issuers of listed securities are required to submit interim financial reports to the PBOC, Shanghai Branch in the middle of each fiscal year. Issuers of securities traded on the OTC markets or the SHSE are required to submit certified financial reports at the end of each fiscal year. Such reports are required to be submitted within 45 days after the end of the relevant period.

    Within 15 days after the occurrence of any of the following situations, an issuer of securities must submit a status report to the PBOC, Shanghai Branch, and the SHSE if the securities of such issuer are listed on the SHSE: (i) the conclusion with another party of a contract or agreement that will have a material effect on the assets or liabilities of the enterprise or the rights and interests of its shareholders; (ii) a major change in the business items or forms of business of the enterprise; (iii) the making of a decision on a major or relatively long-term investment; (iv) the incurring of major debts or losses;
(v) major losses of the assets of the enterprise; (vi) a major change in the production or business environment; (vii) a change in the members of the board of directors or senior management personnel; (viii) a change in the share holdings of shareholders who hold 5% or more of the total amount of shares or a change in the share holdings in the company of the members of the board of directors or senior management personnel; (ix) involvement in a major lawsuit;
(x) the making of such major policy decisions as on merger, consolidation, etc.; and (xi) commencement of liquidation or bankruptcy reorganization.

    The trading and registration of transfer of registered shares will be suspended 10 days before each announced date for payment of dividends or bonuses or the issuance of new shares. Under the SHSE Measures, if the transfer registration procedures are not completed within the specified time limits, the dividends, bonuses and newly issued shares will be issued to the persons in whose name the securities were registered at the time of such distribution or issuance.

    INSIDER TRADING RESTRICTIONS. Certain persons involved in the issuance of shares, such as relevant personnel of the PBOC, Shanghai Branch, who are involved in securities administration, management personnel of the SHSE, personnel of a securities house who are directly connected with the issue and trading of shares and other insiders connected with the issue and trading of shares are prohibited from trading, directly or indirectly, for their own account.

TRADING AND REGULATION OF SHARES

    TRADING OF "B" SHARES ON THE SZSE. Trading on the SZSE is conducted in blocks of 2,000 shares. Trading in "B" shares may only be conducted between non-Chinese investors. Investors outside China must trade "B" Shares through approved foreign brokers who in turn instruct approved Shenzhen brokers who actually effect trades on the SZSE. All trades must be transacted on the trading floor; no off-market transactions are allowed. Trading on the SZSE is carried out through a computerized automatic matching system which effects each transaction based on price and time priority. Investors subscribing for or buying "B" shares are required to produce their individual or corporate identification documents, while individual investors must also pay a deposit equal to 60% of the market price of the shares to be bought.

    Commissions for transactions in B shares are fixed at 0.6% of the purchase price. A stamp duty of 0.3% of the purchase price is also payable. In addition, the SZSE imposes a transaction levy of 01% of the actual transaction amount. A share transfer registration fee of 0.3% of the face value of the "B" shares transferred is also payable by the buyer to the Official registrar of the "B" shares. Certain other fees may also be payable to the clearing and settlement bank and foreign brokers for their services.

    Any single investor holding "B" shares amounting to more than 5% of the total share capital of an issuer must rep on such holding to the PBOC, Shenzhen Special Economic Zone Branch. Short selling of "B" shares is prohibited. Newly purchased "B" shares may not be sold before the settlement and registration procedures for their purchase are completed.

    TRADING OF "B" SHARES ON THE SHSE. In Shanghai, "B" shares are traded in blocks having a total face value of RMB 1,000. "B" shares may only be traded between non-Chinese investors. Investors outside of China must trade "B" shares through approved foreign brokers who instruct approved Shanghai brokers who then actually effect trades on the SHSE. All trades must be transacted on the trading floor; no off-market transactions are allowed.

    Brokerage commissions for "B" share transactions are fixed at 0.6% of the total amount of the transaction, with reduced rates of 0.5%, for transactions with a value of RMB 500,000 and 0.4% with a value exceeding RMB 5,000,000. A stamp duty of 0.3% of the amount of the transaction is also charged. The SHSE also levies a transaction fee on securities dealers equal to 0.03% of the amount of the transaction. A transfer fee of 0.1% of the face value of the shares transferred is also payable by the investor. Certain other fees may also be payable to the banks appointed to coordinate primary and secondary clearing and settlement and to foreign brokers for their services. Fees are calculated in renminbi and payable in U.S. dollars.

    Any single investor (individual or institutional) purchasing "B" shares of an amount exceeding 5% of the issuer's total share capital must obtain approval for such purchase from the PBOC. Newly purchased "B" shares cannot be sold before the transfer procedures for their purchase are completed.

    Trading in "B" shares is executed using an automatic book-entry transfer system. Orders are matched automatically by computer by price and time priority. Market and trading information is transmitted through telecommunication links by an international information agency from the SHSE to overseas countries on a real time basis.

    CLEARING AND SETTLEMENT OF "B" SHARES. In both Shenzhen and Shanghai, clearing and settlement of "B" share transactions are effected on the third day after the trade date. All clearing and settlement of "B" shares are effected in a scrip less manner, through a book-entry clearinghouse system. No such certificates are issued to investors. Cash settlement is effected on a broker to broker, transaction by transaction basis.

    All "B" share prices and all dividends, bonuses and other income on "B" shares are calculated in RMB but paid in foreign currency (Hong Kong dollars or U.S. dollars). RMB amounts are converted to Hong Kong dollars or U.S.A. dollars at the weekly weighted average conversion rate as quoted by the Shanghai Foreign Exchange Transaction Center or the Shenzhen Foreign Exchange Adjustment Center (with the exception of share sale prices in Shenzhen which are converted at the prior working day's Conversion rate).

                                   HONG KONG

    Hong Kong became an island colony of Great Britain in 1841. Since that time, Hong Kong remains China's largest trade partner and its leading foreign investor. In 1995, the value of trade between Hong Kong and China exceeded HK$1,239 billion, representing a 15% increase over 1994. In 1994, visible trade between Hong Kong and China exceeded HK$1,077 billion, representing a 15% increase over 1993.

    The structure of Hong Kong's economy has changed significantly over the last two decades as the services sector outpaced manufacturing. Large numbers of Hong Kong based companies have set up factories in the southern province of China, where it is estimated that Hong Kong companies employ up to 3 million resident Chinese workers.

CHINA'S INVESTMENTS IN HONG KONG

    There has been considerable growth in Chinese investment in Hong Kong in the last five years. Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. Most of Hong Kong's manufacturing investment has been in Guangdong Province, and more than 3 million workers are now estimated to be employed in the Province by Hong Kong companies. 1992 figures reflect the extent to which Southeast China, and Guangdong Province in particular, is ahead of the rest of the country in economic performance. Its industrial output grew by over 32% during 1994; exports increased by more than 73% during 1994 following a 46% growth in 1993. In 1994 Guangdong Province accounted for some 39% of total exports and for more than 9.4% of GDP although having only 5.5% of the population.

    In an effort to accommodate the colony's infrastructure to the sustained 15% annual trade growth with southern China, the Hong Kong government in 1989 unveiled PADS, the Port and Airport Development Strategy. The project, initially estimated to cost $21 billion, is designed to allow Hong Kong's cargo handling capacity to increase by four times between 1988 and 2011 and its air traffic handling capacity to increase from 15 million passengers in 1988 to 50 million in 2011. In September 1991, Hong Kong and China concluded the Sino-British Memorandum of Understanding, providing a framework for the PADS project. The project is currently scheduled to be completed by 1999.

FOREIGN INVESTMENT RESTRICTIONS

    There are no regulations governing foreign investment in Hong Kong. There are no exchange control regulations and investors have total flexibility in the movement of capital and the repatriation of profits. Funds invested in Hong Kong can be repatriated at will; dividends and interest are freely remittable.

HONG KONG SECURITIES MARKETS

    Formal trading of investment securities was established in Hong Kong in 1891 when the Association of Stockbrokers in Hong Kong was formed. It was renamed the Hong Kong Stock Exchange in 1914. In 1969, the Far East Exchange was formed, followed by the Kam Ngan Stock Exchange in 1971 and the Kowloon Stock Exchange in 1972. These four exchanges merged to form The Stock Exchange of Hong Kong Ltd. ("Hong Kong Stock Exchange" or "HKSE"), which commenced trading on April 2, 1986.

    The HKSE is now the second largest stock market in Asia, behind only that of Japan. As of December 31, 1995, 542 companies and 1,033 securities (including warrants and other derivative instruments) were listed on the HKSE. Market capitalization as of the same date was approximately HK$2,348,310 million, an increase of approximately 13% from the previous year. Average daily turnover on the HKSE for January 1996 was HK$7,086 million compared with HK$3,424 million from July 1995 to December 1995, and HK$3,268 million from January 1995 to June 1995.

    In addition to an active stock market, Hong Kong has an active foreign exchange market, an interbank money market, a large gold bullion market and a futures exchange. Hong Kong is also one of the major Asian centers to venture capital businesses, many of such businesses having their Asian head office in Hong Kong.

    The table below sets out selected data on the Hong Kong Stock Exchange to each year since 1986, including the value to securities traded during each year, and the number of companies and securities listed and the total market capitalization as of December 31 of each year.

                           SELECTED DATA ON THE HKSE

                                                 VALUE OF SECURITIES TRADED       DECEMBER 31 MARKET CAPITALIZATION
                                            ------------------------------------  ----------------------------------
                                             (H.K. $     (U.S. $      LISTED        LISTED      (H.K. $     (U.S. $
YEAR                                         MILLION)   MILLION)     COMPANIES    SECURITIES    MILLION)   MILLION)
------------------------------------------  ----------  ---------  -------------  -----------  ----------  ---------
1986......................................     123,128     15,786          253           335      419,281     53,754
1987......................................     371,406     47,616          276           412      419,612     53,796
1988......................................     199,481     25,574          304           479      580,378     74,446
1989......................................     299,147     38,352          298           479      605,010     77,565
1990......................................     288,715     37,015          299           520      650,410     83,386
1991......................................     334,104     42,834          357           597    1,052,012    134,873
1992......................................     700,577     90,569          413           749    1,332,184    172,221
1993......................................   1,222,675    156,753          477           891    2,975,379    381,459
1994......................................   1,137,414    145,822          529         1,006    2,085,182    267,331
1995......................................     826,801    106,000          542         1,033    2,348,310    301,065

--------------
Source: HKSE.

    MARKET PERFORMANCE. The Hang Seng Index is the most widely followed indicator of stock price performance in Hong Kong. The Hang Seng Index is an arithmetic index based on the securities of 33 companies, weighted by their respective market capitalizations, and is thus strongly influenced by large capitalization stocks.

    The following table sets out high, low and end of year close for the Hang Seng Index for each year since 1986.

                                HANG SENG INDEX

                                                                                           % CHANGE FROM
                                                                                               PRIOR
YEAR                                                        HIGH        LOW     YEAR-END    PERIOD-END
--------------------------------------------------------  ---------  ---------  ---------  -------------
1986....................................................    2,568.3    1,559.4    2,568.3       --
1987....................................................    3,949.7    1,894.7    2,302.8        (10.3)
1988....................................................    2,772.5    2,223.0    2,687.4         16.7
1989....................................................    3,309.6    2,093.6    2,836.5          5.5
1990....................................................    3,559.9    2,736.6    3,024.6          6.6
1991....................................................    4,297.3    2,984.0    4,297.3         42.1
1992....................................................    6,447.1    4,301.8    5,512.4         28.3
1993....................................................   11,888.4    5,437.0   11,888.4        115.7
1994....................................................   12,201.1    7,702.8    8,191.0        (31.1)
1995....................................................   10,073.4    6,967.9   10,073.4         23.0

--------------
Source: HKSE.

    The Hong Kong stock market can be volatile and is sensitive both to developments in China and to the strength of other world markets. As an example, in 1989, the Hang Seng Index rose to 3,310 in May from its previous year-end level of 2,687, but fell to 2,094 in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed in subsequent months, but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock market, and at the year end closed at a level of 2,837. The Hang Seng Index rose by 116% in 1993 amidst the bull market run in Asia that year, but declined by 31% in 1994.

    TRADING. Trading on the HKSE is conducted through a computerized system to convey bid and asked prices for securities. Trades are then effected on a matched trade basis directly between buyers and sellers. All securities are traded in board lots. The HKSE utilizes the Central Clearing Automated Settlement

System for 90% of the settlement of its executed trades. The remaining 10% of trade settlement is settled by the delivery of physical stock certificates. For most companies a board lot is 1,000 shares, although board lots can vary in size from 100 to 5,000 shares. Odd lots are traded separately, usually at a small discount to the board lot prices. Share certificates in board lots, together with transfer deed, must be delivered on the day following the transaction. Payment is due against delivery. As of June 1995, a brokerage commission of not less than 0.25% (with a minimum of H.K. $50) is standard, and trades are subject to a transaction levy of 0.013% payable equally to the HKSE and the Hong Kong Securities and Futures Commission (the "SFC") and a special levy of 0.03%. The Hong Kong government charges (i) an ad valorum stamp duty of H.K. $1.50 per HK $1,000 value of transaction, and (ii) a transfer deed stamp duty of HK$5, payable by the seller on each new transfer deed issued in connection with securities sold. A transfer fee of HK$2 per board lot of shares is payable by the purchaser of securities for each new certificate issued. Finally, effective July 1, 1994, a trade tariff of HK$0.50 is levied on each HKSE transaction.

    REGULATION AND SUPERVISION. The SFC was established by the Hong Kong government in May 1989 as an autonomous statutory body outside the civil service which provides a general regulatory framework for the securities and futures industries. The SFC administers certain elements of Hong Kong securities law including those ordinances governing the protection of investors, disclosure of interests and insider dealing.

    The governing authority of the Hong Kong Stock Exchange is its Council, which is comprised of 30 members. The Council is responsible for formulating policies and oversees the operations of the HKSE through standing committees. Eighteen Council members are representatives of the brokerage firms in Hong Kong, nine are representatives of investment and merchant banking firms and two are appointed by the Hong Kong government. The chief executive officer of the HKSE serves on the Council on an ex-officio basis.

    The HKSE promulgates its own rules governing share trading and disclosure of information to shareholders and investors. Companies listed on the HKSE enter into a listing agreement with the exchange which includes provisions requiring that listed companies send interim and annual accounts to shareholders. In addition, the Hong Kong Code on Takeovers and Mergers (used by the SFC) provides guidelines for companies and their advisers contemplating, or becoming involved in, takeovers and mergers.

                                     TAIWAN

DEMOGRAPHICS AND GOVERNMENT.

    Taiwan is located approximately 90 miles east of the People's Republic of China (for purposes of this section only, the "PRC"), 340 miles northeast of Hong Kong. The island encompasses an area of approximately 13,900 square miles with a total population estimated at 20.9 million as of December 31, 1993. With an average of approximately 1,498 people per square mile, Taiwan is among the most densely populated countries in the world. The largest cities are Taipei, in the north, with over 2.7 million people, and Kaohsiung, in the south, with over
1.37 million people. Mandarin is the official language.

    The Republic of China ("ROC") was established in 1912 by the Kuomintang (Nationalist Party) (the "KMT") in mainland China and remained there until 1949 when General Chiang Kai-Shek, the elected president at that time, moved the ROC administration to Taiwan. Since that time, the ROC has maintained that it is the sole legitimate government of all of mainland China, Taiwan and Mongolia, while the PRC has also asserted the same claim.

    The KMT is currently headed by Lee Teng-Hui, who was elected President and Chairman in 1988. He was reelected in March 1990 and again in March 1996 for another term as President. Taiwan maintains formal diplomatic relations with 30 countries. Taiwan is not a member of the United Nations and various other international organizations, but is a member of the Asian Development Bank. Taiwan has applied to rejoin the General Agreement of Tariffs and Trade ("GATT"), from which it withdrew in 1950. Taiwan joined the Asia-Pacific Economic Cooperation group ("APEC") in November 1991. In August 1993, disaffected members of the KMT created a new political party called the Chinese New Party which seeks to return Taiwan to full membership in the international community. Opposing political parties whose platforms are consistent with the ROC constitution are officially recognized in Taiwan.

    The United States Congress passed the Taiwan Relations Act in 1979 to establish a new framework for U.S./Taiwan relations and since that time the U.S. remains Taiwan's largest trading partner. Taiwan enjoyed a cumulative trade surplus of US $7.9 billion and US $6.3 billion with the U.S. in 1993 and 1994, respectively.

    ECONOMIC DEVELOPMENT. Taiwan's economic growth has been strong from 1984 to 1994, never falling below 5% during that period. In the 1990's, GNP growth rates were 7.2%, 6.2%, 6.0%, 6.1% and 5.9% in 1991, 1992, 1993, 1994 and 1995,
respectively. Domestic demand has increased in recent years, although Taiwan's exports also continue to grow, reaching 10.3% in 1993 and 8.6% in 1994.

    The following table provides details of the overall economic performance of Taiwan from 1987 to 1995.

                                              EXCHANGE                                                            TSE
                                             RATE AV. US  GDP GROWTH                TRADE SURPLUS              YEAR-END
                                                  $           (%)          CPI      (US $ BILL.)      P/E       CLOSING
                                             -----------  -----------      ---      -------------  ---------  -----------
1987.......................................       31.85         12.7          0.5          18.7         28.7       2,339
1988.......................................       28.57          7.8          1.3          11.0         68.9       5,119
1989.......................................       26.41          8.2          4.4          14.0         92.0       9,624
1990.......................................       26.39          5.4          4.1          12.5         33.0       4,530
1991.......................................       25.50          7.6          3.6          13.3         28.0       4,601
1992.......................................       25.20          6.8          4.5           9.5         30.1       3,377
1993.......................................       26.50          6.3          2.9           7.9         39.7       6,071
1994.......................................       26.45          6.5          4.1          11.9         33.5       7,125
1995.......................................       26.44          6.1          3.7          11.0         19.5       5,159

                                             TSE MARKET
                                             CAPITAL (US
                                              $ BILL.)
                                             -----------
1987.......................................       48.45
1988.......................................      120.1
1989.......................................      240.0
1990.......................................      112.4
1991.......................................      123.7
1992.......................................      100.1
1993.......................................      194.1
1994.......................................      247.0
1995.......................................      192.0

    The major sources of Gross Domestic Product ("GDP") have been manufacturing, commerce, finance, insurance, real estate and business services and government services, which together accounted for roughly 76% of GDP in 1994. During the past decade, the most significant trends in the composition of GDP have been (1) the decline in the agricultural and construction sectors as percentages of the total economy, and (2) the growth until 1989 in the relative importance of manufacturing and services.

    The New Taiwan Dollar ("NT") is the official currency in China. Taiwan's favorable trade balance and increased foreign exchange reserves since 1984 have caused appreciation of the NT. In 1987, the NT appreciated approximately 24.4% against the U.S. Dollar, and further appreciated by 8.1% between 1988 and 1994. Taiwan's exports to the U.S. have continued at high levels during this period, in part because the appreciation of the NT has been at relatively lower levels than the appreciation of the Japanese yen against the U.S. Dollar.

    Unemployment in Taiwan remained low in the 1990's, with an average rate of approximately 1.5%, 1.6% and 1.8% in 1992, 1993, and 1994 respectively.

    In 1994, the Taiwan government began exerting all efforts toward the development of the "Ten Emerging industries": telecommunications, information, consumer electronics, semiconductors, precision machinery and automation, aerospace, advanced materials, fine chemicals and pharmaceutical, health care, and pollution control. The production value of these 10 industries in projected to rise from US $27.3 billion in 1992 to US $94.2 billion in 2000. These 10 industries accounted for 15.5% of all industrial production in 1992 and are projected to reach 29.4% in 2000.

    In 1995, the Taiwan government offered a blueprint for Asia-Pacific Regional Operations Center. Development plans have been set for six specific operations centers, including manufacturing center, sea transportation center, air transportation center, financial center, telecommunications center and media center. The key areas of macroeconomic adjustments to reach these goals include:
(1) liberalizing trade and investment to lower tariffs, remove non-tariff trade barriers, and open up the service industry; (2) reducing entry and exit restrictions on personnel to allow foreign professionals and specialists to engage in short-term stay and work in Taiwan; (3) easing restrictions on capital movement to liberalize foreign exchange control in stages; and (4) establishing a modern legal environment for the information society. This includes allowing free circulation of information and the use of government information, protecting intellectual property rights, and preventing computer crimes.

TAIWAN'S INVESTMENTS IN MAINLAND CHINA AND HONG KONG

    Indirect trade between Taiwan and mainland China has increased significantly during the 1990s, despite Taiwan's policy of no official contact with the PRC. In 1991, trade between Taiwan and PRC (primarily through Hong Kong) increased 44% from the previous year, to US $14.4 billion. In 1992, there was a 19.4% increase over the 1991 figure, and in 1993, trade increased 14.8% to approximately US $20.2 billion. In 1994, trade increased 15.2% over the 1993 figure. In 1991, Taiwan established new procedures pursuant to which Taiwan investors may register proposed investments in the mainland with the Ministry of Economic Affairs, thereby making such Taiwan investments legally recognized in China.

TAIWAN SECURITIES MARKETS

    The TSE, Taiwan's only stock exchange, is a corporation owned 61% by private banks and enterprises and 39% by government-operated banks and enterprises. Selection of the TSE's top management is influenced by Taiwan Securities and Exchange Commission ("Taiwan SEC"), which also monitors the TSE's operations. The TSE commenced operations in 1962 with 18 listed companies. At December 31, 1993, the aggregate market value of listed equity securities was approximately US $223.2 billion with 313 listed companies. Debt securities are traded in the TSE but remain small in terms of trading volume. Currently, there are no foreign companies listed on the TSE.

    Under current regulations applicable to foreign investment funds, the Fund is not permitted to invest directly in any securities listed on the TSE. The Fund intends to invest in Taiwan corporations by obtaining ownership interests in global depository receipts and listed beneficiary certificates representing shares in such corporations.

    NEW SECURITIES INSTRUMENTS. The instruments traded on the Taiwan securities market have primarily been limited to common stock and bonds. However, recent legislative revisions and the present attitude of the Taiwan SEC regarding liberalization of the securities regulations have encouraged some innovation. For example, in February 1988, a TSE-listed company issued bonds exchangeable into shares of another TSE-listed company in which it owned common shares . This was the first offering of a convertible security by a company listed on the TSE. The same company has made an offering of preferred shares which are convertible into common shares. As of June 30, 1995, 28 additional TSE-listed companies have issued similar convertible Eurobonds. The Taiwan SEC is revising the relevant laws to expedite the process for converting Eurodollar bonds into common shares of the issuer in the future. Sixteen TSE-listed companies have issued domestic convertible bonds and the government is now considering revising the relevant laws to expedite the process for converting Eurodollar bonds into shares of the issuer. Another example of innovation is the use of Global Depository Receipts ("GDRs") in raising capital. (For a general discussion of GDRs, see "The Fund's Investment Objectives and Policies--Depository Receipts" in the Prospectus.) The Taiwan SEC has also agreed to permit the listing on the TSE of depositary receipts which would represent shares of foreign issuers. Nine TSE-listed companies had issued GDRs before 1994. Thirteen TSE-listed companies are scheduling to issue GDRs in 1995. In addition, the Taiwan SEC established a domestic futures market in 1994, but the trading volume is relatively small now.

    LISTED BENEFICIARY CERTIFICATES. Listed Beneficiary Certificates ("LBCs") are certificates which represent the shares of closed-end funds which, subject to Taiwan SEC and TSE approval, may be listed on the TSE. LBCs are issued only by 15 securities investment trust companies in Taiwan for purposes of investing in securities listed on the TSE. Two new securities investment trust companies had been approved by the Taiwan SEC in 1995, and two other new securities investment trust companies are applying for approval by the Taiwan SEC now. LBCs are traded on the TSE in the same manner as other TSE-listed securities. As of August 31, 1995, there were 18 closed-end funds for which LBCs are traded. Almost all of the domestic closed-end funds are currently trading at discounts. As of August 31, 1995, 56 open-end funds were issued by the 15 securities investment trust companies.

    OVER-THE-COUNTER MARKET. The Taiwan SEC helped to establish an over-the-counter market in Taiwan in September 1982. The Fund does not intend to invest in this market.

MECHANICS OF TRADING ON THE TSE

    PRICE AND VOLUME LIMITS. In order to reduce market volatility, the TSE has placed limits on large volume transactions and on the range of daily price movements. Complex restrictions are imposed on transactions which include 500 trading lots or more. These restrictions are not expected to have a substantial impact on the Fund. Currently, fluctuations in price are restricted to 7% above and below the previous day's closing price in the case of stocks and 5% in the case of bonds. Over the last few years, the restriction on stock price movements has fluctuated, moving from 5% to 3% following the 1987 market crash, then back to 5% and finally, in September 1989, from 5% to the current level of 7%. Authorities have mentioned that the limits on stock price movements may be further relaxed or abolished entirely.

    Delivery and settlement are handled by the computerized TSE Clearing Department. Sales of stock by brokers and traders are offset by purchases of the same issue on the same day so that only net balances of stock are delivered and only net balances of cash are computed and paid. The TSE has introduced a certificate depositary system, operated by Taiwan Central Depositary Co., Ltd., which was established in November 1989.

    COMMISSIONS AND TRANSACTION TAX. On July 1, 1990, brokerage commissions for stocks were reduced by 0.0075% to 0.1425%. The TSE takes 5% of the commissions earned by brokerage firms on stock transactions. Commissions on bond transactions remain at 0.1%. A securities transaction tax of 0.3% of the transaction price for stocks an 0.1% for bonds and LBCs is levied on the seller.

REGULATORY ENVIRONMENT

    In 1983, the first fund permitting foreigners to invest in Taiwan securities was approved. In 1986, approval was granted to three additional foreign funds which raised a total of approximately US $75 million. At August 31, 1995, there were also 18 closed-end and 56 open-end domestic funds in Taiwan, six of which are dedicated to investment outside Taiwan.

    A major amendment (the "Amendment") of the Securities and Exchange Law was enacted in January 1988 and resulted in significant changes to practices in the securities industry. The Amendment was part of a government effort to make securities supervision in Taiwan similar to that of advanced financial markets and to modernize the securities markets to meet the growing need of investors.

    The securities transactions tax was lowered on February 1, 1993 and securities transactions are now taxed at a rate of 0.3% for stocks and 0.1% for bonds and listed mutual fund shares, in both cases payable by the seller. The Ministry of Finance announced in December 1993 that it was considering the possibility of reimposing the capital gains tax but has not changed its position as of August 31, 1995. Any reimposition is subject to legislative approval and it cannot be predicted when or whether the Legislature will grant such approval.

    On December 28, 1990, the Executive Yuan of Taiwan approved guidelines drafted by the Taiwan SEC which allow direct investment in Taiwan securities by certain qualified foreign institutional investors, subject to certain restrictions. For a discussion of these guidelines, see "The Fund's Investments in the Greater China Region--Taiwan--Foreign Investment Restrictions." At August 31, 1995, QFII had bought over NT$100 billion of Taiwan SEC listed securities.

    In April 1992, the Taiwan SEC promulgated regulations permitting Taiwan listed companies, upon approval by the Taiwan SEC, to sponsor the issue and sale to foreigners of depositary receipts evidencing shares of such companies. The approval by the Taiwan SEC will be granted in respect of a fixed number of depositary receipts which, except in connection with stock dividends and distributions and the exercise of pre-emptive rights by existing depositary receipt holders in the event of capital increases for cash, may not be increased without separate Taiwan SEC approval. The Taiwan SEC has also agreed to permit the listing on the TSE of Taiwan depositary receipts which would represent shares of foreign issuers. No TDR is listed in any Taiwan security market as of August 30, 1995.

FINANCIAL REPORTING

    Since 1983, the Taiwan SEC, which administers the financial reporting system, and the TSE have taken steps to improve the quality of financial reporting and of internal financial controls in Taiwan-based companies.

    The Securities and Exchange Law imposes criminal liability on accountants who are knowingly involved in the preparation of fraudulent financial reports. The Taiwan SEC promulgated regulations in July 1983 requiring that financial reports of listed companies be audited by accounting firms consisting of at least three certified public accountants and be signed by at least two certified public accountants, and establishing standards for audit and budget systems of listed companies.

    The Amendment, in an effort to improve further financial reporting standards, established a new financial reporting system for corporate issuers. Under this system, issuers are subject to more extensive disclosure requirements than they have been in the past. For example, companies listed on the TSE are required to submit audited semi-annual and annual financial reports and first and third quarter financial reports that have significant impact on the financial condition of the issuer.

                                   SINGAPORE

    Singapore had a population of only a few hundred Malays in 1819 when Sir Thomas Stamford Raffles obtained a grant of land from the local Malay chief to establish a new port. In 1826, Singapore was joined with Penang and Malacca to form the Straits Settlements, which were ruled as a part of British India until 1867, when they became a separate colony. The city grew in importance and prosperity and was chosen as the main stronghold of British power in the Far East in 1922. A large naval base was built on the north side of the island, partly to protect Malaya. However, the Japanese invasion of Malaya in 1941 came overland and the surrender of Singapore to the Japanese in February, 1942 was one of the greatest defeats of allied arms during the Second World War. Singapore was occupied by the Japanese until August, 1945.

    Singapore became an island colony of Great Britain in the early 1800s and achieved independence in 1960. Its population of 3 million is comprised of 77.5% Chinese, 14.2% Malay and 8.3% Indian and other groups. With foreign exchange reserves of $66.8 billion (September 1995), Singapore has the highest level of foreign exchange reserves per capita in the world. As the regional trading center for the South East Asian region, Singapore has enjoyed a period of strong growth over the last five years, averaging 8.6% annual compound growth in gross domestic product (GDP), with the result that GDP per capita is estimated to have exceeded $27,000 at the end of 1995, classifying Singapore as an "advanced developing nation" under the OECD classification scheme.

    Singapore has used its large foreign exchange reserves to invest in various regional projects, including a number in China, where its $2 billion in pledged investment in 1995 made it the fifth largest foreign investor. Its Suzhou industrial township near Shanghai has already attracted $1.4 billion of investment.

SECURITIES MARKETS

    Formal trading of investment securities began in the late nineteenth century and the Singapore Stockbrokers' Association was incorporated in 1930. The Stock Exchange of Singapore (SES) was incorporated in 1973. The SES is now the seventh largest stock market in Asia, after Japan, Hong Kong, Malaysia, Thailand, Korea and Taiwan, with a market capitalization at January 31, 1996, of S$226.3 billion, an increase of approximately 10% from the previous year. From January 1, 1995 to December 31, 1995, there were 20 new listings of companies on the SES. Average monthly turnover on the SES for 1995 was S$83,866 million, compared with S$123,520 million in 1994. As of December 31, 1995, 248 companies were listed on the SES (212 Singaporean and 36 foreign), and a total of 495 securities. Another 46 were listed on the second market, known as the Stock Exchange of Singapore Dealing and Automated Quotations Board (SESDAQ), which had a market capitalization of S$4.18 billion at December 31, 1995.

    There is also the Central Limit Order Board International (CLOB), an electronic over-the-counter order matching system which was established after the separation of the Singapore and Kuala Lumpur Stock Exchanges on 2nd January, 1990, primarily to enable Malaysian shares to continue to be traded freely in Singapore. As of December 31, 1995, there were 10 Hong Kong, 112 Malaysian and 7 other international stocks traded on CLOB.

FOREIGN INVESTMENT RESTRICTIONS

    Foreign investors in Singapore are restricted by ministerial limitations from owning more than 49% of any strategic Singaporean company, or more than 40% of any Singaporean bank. This has led to a two tier share holding structure, with domestic and foreign registered shares, trading at different prices, with a premium for foreign registered shares. There are no restrictions on investment and remittances and no foreign exchange controls, although 27% corporate tax is deducted from the gross dividends payable.

SINGAPORE SECURITIES MARKET

    Formal trading of investment securities began in the late nineteenth century and the Singapore Stockbrokers' Association was incorporated in 1930. The Stock Exchange of Singapore (SES) was incorporated on the 24th May, 1973. The SES is now the seventh largest stock market in Asia, after Japan, Hong Kong, Malaysia, Thailand, Korea and Taiwan, with a market capitalization at the 31st January, 1996, of S$226.3 billion, an increase of approximately 10% from the previous year. From January 1st, 1995 to December 31st, 1995, there were 20 new listings of companies on the SES. Average monthly turnover on the SES for 1995 was S$83,866 million, compared with S$123,520 million in 1994. As of 31st December, 1995, 248 companies were listed on the SSE (212 Singaporean and 36 foreign), and a total of 495 securities, and another 46 on the second market, known as the Stock Exchange of Singapore Dealing and Automated Quotations Board (SESDAQ), which had a market capitalization of S$4.18 billion at 31st December, 1995.

    There is also the Central Limit Order Board International (CLOB), an electronic over the counter order matching system which was established after the separation of the Singapore and Kuala Lumpur Stock Exchanges on 2nd January, 1990, primarily to enable Malaysian shares to continue to be traded freely in Singapore. As at 31st December, 1995, there were 10 Hong Kong, 112 Malaysian and 7 other international stocks traded on CLOB.

    The table below sets out selected data on the Singapore Stock Exchange in each year since 1990, including the value of securities traded during each year, and the number of companies listed and the total market capitalization as of December 31st each year and January 31, 1996.

                               SELECT STATISTICS

                                         1990       1991       1992       1993       1994       1995       1996
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------
NO. OF COMPANIES LISTED..............        172        183        188        205        238        248        248
Market Capitalization (S$bn).........       59.8       77.7       80.3      213.4      195.5      209.4      226.3
Turnover Volume (m)..................     18,487     15,557     13,904     66,398     45,540     33,919      5,286
Value (S$m)..........................     36,756     30,549     29,444    127,797    123,520     83,866     12,867
EPS Growth (OCBC)....................       (5.7)       1.2        3.8       21.9       14.8       13.1       16.5

SESDAQ Market Cap (S$m)..............      409.2      528.8    1,032.4    3,833.0    3,228.3    4,178.9    1,167.6
SES Turnover Volume (m)..............      116.9      167.9      526.1    2,304.7    1,704.0    5,323.3      388.8
Value (S$m)..........................      209.4      157.5      359.9    2,405.4    2,145.0    4,763.6      365.3

MARKET PERFORMANCE

    The Straits Times Index (STI) is the most widely followed indicator of stock price performance in Singapore. The STI is an arithmetic index based on 30 companies, weighted by their respective market capitalizations, and is thus strongly influenced by large capitalization stocks.

    The movements of the STI and other indices over the last six years (December 31 for all years through 1995, January 31 for 1996) are as follows:

                               MARKET PERFORMANCE

                                 1990        1991        1992        1993        1994        1995        1996
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
STI Index
  High......................    1,607.12    1,565.58    1,545.92    2,426.85    2,471.90    2,287.58    2,449.15
  Low.......................    1,101.77    1,149.08    1,310.95    1,531.11    2,036.80    1,903.80    2,255.82
  Close.....................    1,154.48    1,490.70    1,524.40    2,425.68    2,239.56    2,266.54    2,449.15

OCBC 30.....................      362.48      464.37      452.56      638.53      552.07      585.17      635.76
DBS 50......................      343.40      432.22      420.26      623.22      534.25      560.98      607.22
SESDAQ Index................       69.36       61.74       53.17      154.15       80.30      100.26       99.99

TRADING

    Trading on the SES is conducted through a computerized book based system to convey bid and offer prices for securities affected by changes in book entries in securities accounts that shareholders maintain with the Central Depositary
Pte Ltd., the SES' automated electronic central depositary. Trades are then effected on a matched basis between buyers and sellers. Payment is against delivery, and must be settled within 5 business days of the transaction. Brokerage commission is on a sliding scale, starting at 1.00% for bargains of less than $250,000, and falling gradually to 0.30% for those above S$1,500,000. Brokerage on the CLOB International is negotiable subject to a minimum of 0.5%. In addition, trades are subject to a transaction levy of 0.5% payable to the SES, subject to a maximum of S$100. Finally, the Singaporean government charges a stamp duty of
 .05% of the transaction price, and there is a Goods and Services Tax (GST) of 3% on brokerage and clearing fees.

    The SES is regulated by the Securities Industry Act of 1986 and supervised through a set of rules and regulations enforced by the 9-member Stock Exchange Committee.

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                       STATEMENT OF ADDITIONAL INFORMATION

                          CVO GREATER CHINA FUND, INC.
                           237 PARK AVENUE, SUITE 910
                            NEW YORK, NEW YORK  10017


                                  MAY 30, 1997






     CVO Greater China Fund, Inc. (the "Fund") is a non-diversified, no-load, open-end, management investment company that has issued two classes of shares:
Class I and Class II. Class I Shares are offered to institutional investors and Class II Shares are offered to non-institutional investors. Under normal market conditions and subject to temporary defensive investments, 65% of the Fund's assets will be invested in equity securities (i) traded in securities markets located in the Greater China Region, or (ii) issued by companies whose business significantly relates to the Greater China Region (as measured by assets, revenues or profit). This Statement of Additional Information sets forth information about the Fund.


     This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's Prospectus dated May 30, 1997 (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Fund at the address and telephone number set forth above.

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                                TABLE OF CONTENTS
                                                                            Page

Additional Information on Portfolio Instruments. . . . . . . . . . . .        2
Hedging and Other Strategic
Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5
Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . .        6
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . .        9
Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Administration, Shareholder Servicing, Custody and Transfer Agency
 Services. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . .       13
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . .       14
Performance Calculations . . . . . . . . . . . . . . . . . . . . . . .       15
Additional Information Concerning Dividends, Distributions and Taxes .       16
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . .       21
General Information. . . . . . . . . . . . . . . . . . . . . . . . . .       22
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .       24
Report of Independent Accountants. . . . . . . . . . . . . . . . . . .       27

--------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

REVERSE REPURCHASE AGREEMENTS

     The Fund may for temporary financing and investment purposes invest up to 5% of its net assets in reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time that the Fund enters into such agreement. Whenever the Fund enters into reverse repurchase agreements as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act of 1940 (the "1940 Act").

LENDING OF PORTFOLIO SECURITIES

     For the purposes of realizing income, the Fund may make secured loans of portfolio securities amounting to not more than one-third of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Fund's board of directors. Any cash or other liquid collateral will be invested only in similar types of liquid securities. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

UNITED STATES GOVERNMENT OBLIGATIONS

     Securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

     In addition to the U.S. Treasury obligations described above, the Fund may invest in other types of securities issued or guaranteed by the U.S. Treasury. Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith, and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Subject to the investment limitations described under "Investment Limitations," bank obligations that may be purchased by the Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.

     Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by the Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by the Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.
The Fund will not purchase such bank securities which the Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

BORROWING

     The Fund is authorized to borrow money from banks for temporary or emergency purposes, denominated in any currency in an amount of up to 10% of its total assets (including the amount borrowed).

EURODOLLAR OBLIGATIONS

     The Fund may make investments in Eurodollar instruments, which are typically U.S. dollar-denominated futures contracts or options on those contracts, that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated Eurodollar instruments may be available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and allow sellers to obtain a fixed rate for borrowings. The Fund may also use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

     As described in the Prospectus under "Special Investment Techniques," the Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as currency exchange rates, interest rates, and broad or specific market movements) to seek to reduce the volatility of the Fund's portfolio or to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). The description in the Prospectus and "Additional Information on Portfolio Instruments" indicates which, if any, of these types of transactions may be used by the Fund.

     As a supplement to the discussion in the Prospectus under "Special Investment Techniques," certain types of Hedging and Other Strategic Transactions are described below. The Fund will not be obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. See "Additional Information Concerning Dividends, Distributions and Taxes" below. See "Risks Associated with the Fund -- Special Risks of Certain Fund Investments" in the Prospectus for a discussion of the risks related to Hedging and Other Strategic Transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. dollar price of the security ("transaction hedge"). The Fund may engage in "cross-hedging" by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. In addition, the Fund may purchase forward contracts for nonhedging purposes when the Fund anticipates that the foreign currency will appreciate in value, but securities denominated in that foreign currency do not present attractive investment opportunities. However, forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into forward foreign currency exchange contracts.

CURRENCY SWAPS

     The Fund may enter into currency swaps on a gross basis, unless the swap contract provides otherwise, for hedging and other purposes (including income generation). Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its Fund investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the net gain of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

     The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON CURRENCIES

     The Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses on the hedge. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's hedge position, the Fund may lose the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call or put options on currency for speculative purposes when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities denominated in that currency do not present attractive investment opportunities. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. See "Risks Associated with the Fund -- Hedging and Other Strategic Transactions" in the Prospectus for a discussion of the liquidity and other risks associated with options transactions.


                             INVESTMENT LIMITATIONS

     In addition to the restrictions described under "The Fund's Investment Objectives and Policies" in the Prospectus, the Fund may not:

     (1) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     (2) Make loans, except that the Fund may (a)(i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations, both in accordance with its investment objectives and policies, (b) make loans of portfolio securities and
          (c) enter into repurchase agreements with respect to portfolio securities;

     (3) Underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (4) Purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (5) Make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without the payment of any additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short;

     (6) Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; the Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

     (7)  Issue senior securities (as defined in the 1940 Act);

     (8) Borrow money, except that the Fund may borrow (i) from banks for temporary or emergency purposes, or (ii) by entering into reverse repurchase agreements; provided that, immediately after any such borrowing, the aggregate amount of all borrowings is not to exceed 10% of its gross assets taken at market value. In the event that asset valuations of the Fund cause all borrowings of the Fund to exceed such 10%, the Fund will not enter into any purchases of securities until the aggregate amount of all borrowings is reduced below 5%. Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence such indebtedness, including reverse repurchase agreements;

     (9) Purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Such purchases shall be made in the open market, with no commission or profit to a sponsor or dealer other than the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization, and in the event of such merger or reorganization, when applicable, the Fund will comply with the NASAA Guidelines for Registration of Master Fund/Feeder Funds;

     (10) Invest for the purpose of exercising control over management of any company, except investment in investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization;

     (11) Invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases, or purchase partnership interests in any such programs or leases;

     (12) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings in accordance with investment restriction (8) above;

     (13) Invest in Hedging and Other Strategic Transactions (as defined in "Special Investment Techniques" in the Prospectus) and warrants (valued at the lower of cost or market) if, as a result of such purchases, more than 35% of the Fund's net assets (taken at current value) would be invested in such instruments. The value of such warrants may not exceed 2% of the Fund's net assets. This restriction does not apply to warrants acquired by the Fund in units or attached to securities, inasmuch as such warrants are deemed to be without value.

          Included within the 35% limitation, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not publicly traded;

     (14) Invest more than 10% of the Fund's net assets (taken at current value) in stock option transactions (including, without limitation, puts, call, straddles or spreads and any combination thereof);

     (15) Purchase or retain securities of an issuer if those officers or Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities; and

     (16) Invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign governments or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operation.

     Percentage restrictions on investment or use of assets as set forth above are at the time a transaction is effected; later changes in percentages (excluding the borrowing limitations) resulting from changing values will not be considered a violation.

     Investment restrictions (1) through (8) described above are fundamental policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's Shares. Restrictions (9) through (16) are nonfundamental policies of the Fund, and may be changed by a vote of the Fund's Board of Directors.

     In connection with investment restrictions (6), (7) and (8), arrangements made by the Fund with respect to its transactions in all types of Hedging and Other Strategic Transactions shall not be considered to be (i) a borrowing of money, (ii) the issuance of securities by the Fund, (iii) a pledge of assets or
(iv) the purchase of a security on margin.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The principal occupations of the directors and executive officers of the Fund (and any positions held with affiliated persons of the Fund) for the past five years are listed below.

                          Position(s) Held           Principal Occupation(s)
Name and Address          With the Fund              Past 5 Years
----------------          -------------              -----------------------


Morris W. Offit*          President, Chief           President and Director,
OFFITBANK                 Executive Officer and      OFFITBANK (1983-present).
520 Madison Avenue        Director
New York, NY  10022
Age: 59 years

Robert A. Theleen*        Director                   Group Chairman, ChinaVest
ChinaVest Limited                                    Partnerships (1980-
19/F, 11 Duddell Street                              present); Director,
Central,  Hong Kong                                  ChinaVest Management
Age: 51 Years                                        Ltd., Wah Ming Hong
                                                     Holdings Ltd., ZIC
                                                     Holdings and Tait
                                                     Holdings Ltd.; Former
                                                     Director, Luks Industrial
                                                     Co. Ltd..

John W. Glynn, Jr.        Director                   President, Glynn Capital
Glynn Capital Management                             Management (1983 -
Building 4, Suite 235                                present).
3000 Sand Hill Road
Menlo Park, Ca  94025
Age: 56 Years

Edward J. Landau          Director                   Member, Lowenthal,
Lowenthal, Landau,                                   Landau, Fischer & Bring,
 Fischer & Bring, P.C.                               P.C. (1960-Present);
250 Park Avenue                                      Director, Revlon Group
New York, NY 10177                                   Inc., Revlon Consumer
Age: 66 Years                                        Products Inc., Pittsburgh
                                                     Annealing Box and Clad
                                                     Metals Inc.


---------------
*    "Interested person" as defined in the 1940 Act.

The Very Reverend James   Director                   Retired; formerly Dean of
Parks Morton                                         Cathedral of St. John the
Cathedral of St. John                                Divine (1972 - 1996).
the Divine
1047 Amsterdam Avenue
New York, NY 10025
Age: 67 Years

Wallace Mathai-Davis*     Secretary and Treasurer    Managing Director,
OFFITBANK                                            OFFITBANK (1986 -
520 Madison Avenue                                   present).
New York, NY  10022
Age: 51 Years


Stephen Brent Wells       Assistant Treasurer        Managing Director,
OFFITBANK                                            OFFITBANK (1994 to
230 Madison Avenue                                   present).
New York, NY  10169
Age: 52 Years

Vincent M. Rella          Assistant Treasurer        Controller, OFFITBANK
OFFITBANK                                            (1986 to present).
230 Madison Avenue
New York, NY  10169
Age: 45 Years

Michael Sakala            Assistant Treasurer        Vice President of BISYS
BISYS Fund Services                                  Fund Services (April 1996
125 West 55th Street                                 to present).
New York, NY  10019
Age: 31 Years

Kristine Kelly            Assistant Secretary        Manager of BISYS Fund
BISYS Fund Services                                  Services (January 1997 to
125 West 55th Street                                 present).  Previously,
New York, NY  10019                                  Associate Director at
Age: 28 Years                                        Furman Selz LLC,
                                                     (December 1994 to
                                                     December 1996); Senior
                                                     Accountant, The Bank of
                                                     New York, (June 1992 to
                                                     December 1994).

Alaina Metz               Assistant Secretary        Chief Administrative
BISYS Fund Services                                  Officer of BISYS Fund
3435 Stelzer Road                                    Services, (June 1995 to
Columbus, OH  43219                                  present).  Previously,
Age: 30 Years                                        Supervisor of Blue Sky
                                                     Department, Alliance
                                                     Capital Management, L.P.
                                                     (May 1989 to June 1995).

Bruce Treff               Assistant Secretary        Counsel of BISYS Fund
BISYS Fund Services                                  Services, (September 1995
3435 Stelzer Road                                    to present).  Previously,
Columbus, OH  43219                                  Manager, Alliance Capital
Age: 30 Years                                        Management, L.P.



*  "Interested person" as defined in the 1940 Act.


     The following table contains information regarding the aggregate remuneration paid from November 19, 1996 (commencemnet of operations) through April 30, 1997 to each of the three most highly compensated officers and all directors of the Fund:


                               COMPENSATION TABLE


                                                                     AGGREGATE
                                                                    COMPENSATION
                   NAME OF PERSON, POSITION                        FROM THE FUND
                   ------------------------                        -------------

Morris W. Offit, President, Chief Executive Officer and Director   $0

Robert A. Theleen, Director                                        $0


John W. Glynn, Jr., Director                                       $1,853.26

Edward J. Landau, Director                                         $2,353.26

The Very Reverend James Parks Morton, Director                     $2,353.26


Wallace Mathai-Davis, Secretary and Treasurer                      $0

John J. Pileggi, Assistant Treasurer                               $0

     The Fund has no pension or retirement plan and pays no pension or retirement benefits to its officers or directors.

     The Fund pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and Directors are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Fund but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.


     Officers and Trustees of the Fund, as a group, own less than 1% of the outstanding shares of the Fund.


INVESTMENT ADVISER

     The Fund has retained CVO Greater China Partners, L.P., a Delaware limited partnership, to act as its investment adviser (the "Adviser"). The Adviser has two general partners, OFFITBANK Greater China, Inc., a New York corporation established in August 1994 as a wholly-owned subsidiary of OFFITBANK, a New York State chartered trust company, and ChinaVest Public Equities, LLC, a California limited liability corporation established in January 1995 as a wholly-owned subsidiary of ChinaVest Financial Services, Ltd., a Cayman Islands corporation. See "Management of the Fund" in the Prospectus.

     The advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser shall manage the operations of the Fund, subject to policy established by the Board of Directors of the Fund. Pursuant to the Advisory Agreement, the Adviser manages the Fund's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Fund's officers and directors regularly. The Adviser also furnishes office space and certain facilities reasonably necessary for the performance of its services under the Advisory Agreement, and provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: Securities and Exchange Commission ("Commission") compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for the Fund. In addition, the Adviser pays the compensation of the Fund's officers, employees and directors affiliated with the Adviser. The Fund bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

     For its services under the Advisory Agreement, the Adviser receives from the Fund an advisory fee. The fee is payable monthly at an annual rate of 1.25% of the Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase the Fund's net investment income available for distribution to shareholders. The Fund will not be required to reimburse the Adviser for any advisory fees waived.


     The Advisory Agreement was approved by the Fund's Board of Directors on October 27, 1994 and by the Fund's initial shareholder, Furman Selz LLC ("FSI"), on June 1, 1995.

The Advisory Agreement will continue in effect with respect to the Fund until December 31, 1997, and from year to year thereafter if such continuance is approved at least annually by the Fund's Board of Directors or by a vote of majority (as defined under "General Information -- Capital Stock") of the outstanding Shares of the Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Fund or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.


                                   DISTRIBUTOR


     OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS"), with its principal office at 3435 Stelzer Road, Columbus, Ohio 43219, distributes the Shares of the Fund. Under a distribution agreement with the Fund (the "Distribution Agreement"), the Distributor, as agent of the Fund, acts as sole distributor of the Fund's Shares. The distribution expenses incurred by the Distributor in activities primarily intended to result in sales of Class I and Class II Shares will be paid by the Adviser out of its own resources.


     Solely for the purpose of reimbursing the Distributor for its expenses incurred in certain activities primarily intended to result in the sale of Class II Shares, the Fund has adopted a Plan of Distribution (the "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Plan and Distribution Agreement, the Fund is authorized to spend for the account of Class II Shares up to 0.25% of its average daily net assets attributable to Class II Shares annually, to reimburse the Distributor for its activities primarily intended to result in the sale of Class II Shares. The Fund will not reimburse the Distributor for such distribution activities for a period of at least one year following the commencement of the Fund's operations, and thereafter until the Board of Directors of the Fund takes further action. During such period, the Adviser will finance from its own resources all distribution activities in connection with the solicitation of new investors in Class I and Class II Shares. Other provisions of the Plan and the Distribution Agreement are summarized in "Management of the Fund -- Distributor" in the Prospectus.

     The Plan, together with the Distribution Agreement, will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Fund's Board of Directors and separately approved by a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Directors") and who are not an "interested person" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Plan and the Distribution Agreement, the Directors (and the Qualified Directors voting separately) must determine that the Plan is in the best interest of the shareholders of the Fund.

     The Plan requires that, at least quarterly, the Board of Directors must review a written report enumerating the amounts expended and purposes therefor under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such Qualified Directors.


     The Plan was approved by the Fund's Board of Directors on December 12,
1996.

               ADMINISTRATION, SHAREHOLDER SERVICING, CUSTODY AND
                            TRANSFER AGENCY SERVICES


     Effective January 1, 1997, BISYS became the successor Administrator to FSI pursuant to an Administration Agreement dated January 1, 1997. BISYS Fund Services, Inc. became the successor Transfer Agent and Fund Accounting Agent to FSI pursuant to separate agreements each dated January 1, 1997, i.e. Fund Accounting Agreement and Transfer Agency Agreement. The services provided by and the fees payable to BISYS and BISYS Fund Services, Inc., respectively, for such services are the same as those of FSI as described in the Prospectus. Pursuant to the Administration Agreement, BISYS performs certain administrative and clerical services. The Administration Agreement continues in effect until December 31, 1997 and from year to year thereafter if such continuance is approved at least annually by the Fund's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act).

     BISYS Fund Services, Inc. serves as the Fund's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Fund. Under the Transfer Agency Agreement, BISYS Fund Services, Inc. has agreed, among other things, to: (i) issue and redeem Shares of the Fund; (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Directors concerning the Fund's operations. Under the Transfer Agency Agreement, BISYS Fund Services, Inc. is entitled to a fee of $15 per account. Pursuant to the Fund Accounting Agreement, BISYS Fund Services, Inc. performs certain accounting services, including calculation of the Fund's net asset value.

     Each of the Transfer Agency Agreement and Fund Accounting Agreement continues in effect until December 31, 1997 and from year to year thereafter if such continuance is approved at least annually by the Fund's Board of Directors and by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any party, and such Agreements may be terminated by either party on 60 days' written notice.

     The fees paid to the Distributor as shareholder servicing agent are based on the Fund's net assets attributable to the Class II Shares, reflecting the higher cost of servicing the holders of said shares. The Distributor receives a monthly shareholder servicing fee computed at an annual rate of 0.25% of the average daily net assets of the Fund attributable to the Class II Shares. This fee is allocated to Class II Shares only.


     Investors Bank & Trust Company (the "Custodian") serves as the Fund's custodian pursuant to a custodian agreement (the "Custodian Agreement") with the Fund. The Custodian is located at 89 South Street, Boston, Massachusetts
02111. Under the Custodian Agreement, the Custodian has agreed to (i) maintain a separate account or accounts in the name of the Fund; (ii) hold and disburse portfolio securities on account of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (iv) respond to correspondence by security brokers and others relating to its duties; and (v) make periodic reports to the Fund's Board of Directors concerning the Fund's operations. The Custodian is authorized under the Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement. The Custodian is entitled to receive a fee under the Custodian Agreement of 0.164% of the aggregate average daily net assets of the Fund.




     Except for the shareholders servicing fee, all of the foregoing fees and expenses are allocated to both classes of Shares on a pro rata basis.

                             PORTFOLIO TRANSACTIONS

     The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Fund's Board of Directors, the Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

     Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transactions involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks the best price in placing the orders, the Fund may not necessarily be paying the lowest price available.

     Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Fund as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

                               PURCHASE OF SHARES

     For information pertaining to the manner in which Shares are offered to the public, see "Purchase of Shares" in the Prospectus. The Fund reserves the right, in its sole discretion, to (i) suspend the offering of Shares, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. THE OFFICERS OF THE FUND IN THEIR SOLE DISCRETION MAY, FROM TIME TO TIME, WAIVE THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT REQUIREMENTS.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price, in whole or in part, by a distribution in kind.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's Prospectus under "Calculation of Net Asset Value" and redeeming shareholders would normally incur brokerage expense if they converted these securities to cash.

     No charge is made by the Fund for redemptions, except for the early redemption charge as set forth in the Fund's Prospectus under "Redemption of Shares." Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                            PERFORMANCE CALCULATIONS

     The Fund may from time to time quote various performance figures which will be calculated separately for Class I and Class II Shares to illustrate the past performance of the Fund. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. An explanation of the Commission methods for computing performance follows.

TOTAL RETURN

     The Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment in Class I or Class II Shares to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the invested amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

            n
     P (1+T)  = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period


     For the period November 19, 1996 (inception date of the Funds) through April 30, 1997 the total non-annualized return for the Class I and Class II Shares of the Fund were 1.30% and 1.30%, respectively.


     The Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

     Aggregate Total Return = ERV - 1
                              ---
                               P

     In addition to total return, the Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the Commission and can be expressed as follows:

                             6
     Yield  =  2 [(a - b + 1)  - 1]
                   -----
                    cd

          Where:

          a =  dividends and interest earned during the period.

          b =  expenses accrued for the period (net of reimbursements).

          c = the average daily number of Shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortizations of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

     The performance of the Fund may be compared to data prepared by independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe.
In addition, the Fund may use performance data reported in independent financial and industry publications.

                       ADDITIONAL INFORMATION CONCERNING
                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following discussion is only a brief summary of certain additional dividend, distribution and tax considerations effecting the Fund, the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state and local tax concerns, and the discussion set forth here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state or local taxes.

TAXATION OF DIVIDENDS AND DISTRIBUTIONS

     Shareholders in the Fund will normally be required to pay federal and state income taxes on the dividends and distributions they receive from the Fund.
Such dividends and distributions, to the extent derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional Shares or in cash. Any dividends declared in the last quarter of any year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

     As discussed in the Prospectus under "Dividend and Distributions," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and the shareholders (i) will include such undistributed gains in determining their taxable income, (ii) will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax, and (iii) will be entitled to a basis adjustment of 65% of the amount of the gain allocated to the Shares.

     Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the Shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Shares immediately prior to a distribution record date. Although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Gain or loss, if any, on the shareholder's sale or other disposition of Shares will generally result in capital gain or loss to shareholders.
Generally, a shareholder's gain or loss will be a long-term gain or loss if the Shares have been held by the shareholder for more than one year. However, distributions of net long-term capital gains by the Fund, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Shares and regardless of whether the distribution is received in additional Shares or in cash. In all other sales or dispositions of Shares, if a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. Currently, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains is limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at the same rates as ordinary income) is 39.6%.

     Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his Shares, and as a capital gain thereafter (if the shareholder held his or her Shares as capital assets).

     Shareholders receiving dividends or distributions in the form of additional Shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the Shares received equal to such amount.

     Any loss realized on the redemption by a shareholder of his Shares will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending
30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code (the "Code") and to continue to so qualify. If so qualified, the Fund will not be subject to federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders, other than any tax resulting from investing in passive foreign investment companies, as discussed below. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax.

     Qualification as a RIC requires, among other things, that the Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: (i) stock or securities, (ii) options, futures, or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer.

CERTAIN SPECIAL INVESTMENT TECHNIQUES

     The Fund's investments in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, the Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the

Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

     Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Portfolio's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund Shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Fund.

     When the Fund holds options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

     As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

     The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

     The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an Internal Revenue Service ("IRS") examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement described in the Prospectus necessary for the Fund to maintain its status as a regulated investment company under the Code. In such event, the Fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made). A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each shareholder not treated as a dividend would be recharacterized as a return of capital and reduce the shareholder's basis in the Shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's Shares.

FOREIGN CURRENCY TRANSACTIONS

      In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund may not be able to make any ordinary dividend distributions and distributions paid during the year may be characterized for tax purposes as a return of capital.

     Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

     The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) may be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerated recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These rules also (a) could require the Fund to mark to market certain types of the positions in its portfolio (i.e., treat them as they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain of the Fund's investments may, for federal income tax purposes, constitute investments in Shares of foreign corporations. In the event the Fund purchases Shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the Shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders with respect to deferred taxes arising from the distributions or gains. If the Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and calendar year distribution requirements described above.

     On March 31, 1992, the IRS released proposed regulations providing a mark-to-market election for regulated investment companies that would allow investment companies investing in PFICS to avoid most, if not all, of the difficulties posed by the PFIC rules. If approved, these regulations would be effective for taxable years ending after promulgation of the regulations as final regulations. The Fund may elect to mark to market stock in PFICs under proposed regulations by the IRS. The Fund will attempt to minimize its holdings in PFICs.

FOREIGN TAXES

     The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to dividends, capital gains and interest income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code.

     If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, the Fund may file with the IRS an election pursuant to which shareholders of the Fund will be required to
(i) include in their respective pro rata portions of such withholding taxes in their U.S. income tax returns as gross income, (ii) treat such respective pro rata portions as taxes paid by them, and (iii) deduct such respective pro rata portions in computing their taxable incomes or alternatively use them as foreign tax credits against their U.S. income taxes. The Fund expects to make this election in the near future. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deductions or credit.

     In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. If the Fund makes this election, a shareholder will be treated as receiving foreign source income in an amount equal to the sum of his proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation may be applied separately to certain categories of income and the related foreign taxes.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number, (ii) the Internal Revenue Service notifies the Fund that the payee has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding.

    INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF OWNERSHIP OF SHARES IN ANY OF THE FUND.

                                 SHAREHOLDER SERVICES

    The following supplements the shareholder services set forth in the Fund's
Prospectus:

TRANSFER OF SHARES

    Shareholders may transfer Shares of the Fund to another person by written request to the Fund at the address noted above. The request should clearly identify the account and number of Shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares" in the Prospectus. As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                                 GENERAL INFORMATION

CAPITAL STOCK

    All Shares of the Fund have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. Class I and Class II Shares of the Fund will vote separately in approving the Fund's distribution plan and any shareholder servicing plan.

    As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from all shareholders of the Fund in connection with general matters affecting the Fund, means the vote of the lesser of (i) 67% of the Fund's Shares represented at a meeting if the holders of more than 50% of the outstanding Shares are present in person or by proxy or
(ii) more than 50% of the Fund's outstanding Shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund or any other single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% of the Shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding Shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional Shares held.

    Class I Shares of the Fund are entitled to such dividends and distributions out of the income earned on the assets attributable to Class I Shares as are declared in the discretion of the Fund's Board of Directors. Class II Shares of the Fund are entitled to such dividends and distributions out of the income earned on the assets attributable to Class II Shares as are declared in the discretion of the Fund's Board of Directors. In the event of the liquidation or dissolution of the Fund, each class of Shares of the Fund is entitled to receive the assets allocable to such class of Shares which are available for distribution. Dividends declared by the Fund for each class of Shares will be the same, except that dividends to

Class II Shares will be less than dividends to Class I Shares due to the effect of higher fees and expenses that will be assessed to Class II Shares.

    Shareholders of the Fund are not entitled to any preemptive rights. All Shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.


    As of May 15, 1997, no person owned of record, or to the knowledge of management, beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below:


Cvo Greater China Fund - Class I      Shares Owned             Percentage Owned
--------------------------------      ------------             ----------------

David I. Margolis                      74,299.949                   9.196%
147 E. 48th Street
New York, NY  10017-1223

Greenberg Family Fund LLC             125,000.000                  15.471%
P.O. Box 2902
Southampton, NY  11969

Laureine Knight Greenbaum              43,816.943                   5.423%
C/o David R. Greenbaum
330 Madison Avenue
New York, NY  10017-5001

Marvin H. Schein                       50,505.051                   6.251%
Cobble Court Crescent Beach Road
Glen Cove, NY  11542

Sheldon H. Solow                      100,502.513                  12.439%
9 West 57th Street
New York, NY  10019-2602

Mall Investment LP                    100,000.000                  12.377%
215 Keo Way
Des Moines, IA  50309-1726

Ulrich E. Meyer TTEE                   50,000.000                   6.188%
Ulrich R. Meyer Revocable Trust
4950 Chicago Beach Drive
Chicago, IL  60615-3207


    As of the date of this Statement of Additional information, BISYS Fund Services was the sole record and beneficial owner of all of the outstanding Class II of Shares of the Fund's common stock and thus was deemed to "control" the Class II Shares as that term is defined in the 1940 Act. The Shares held by BISYS Fund Services are intended to enable the Fund to meet an initial capitalization requirement imposed under the 1940 act. BISYS Fund Services has represented that the Shares were purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act of 1933, as amended, or an applicable exemption from the registration requirements thereof.


The Fund does not know the extent to which other holders of record were beneficial owners of shares indicated.


INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the independent accountants for the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on the last day of October. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Directors.

COUNSEL


    McCutchen, Doyle, Brown & Enersen, L.L.P., 3 Embarcadero Center, San Francisco, California 94111, serves as counsel to the Fund.


EXPERTS

    The Statement of Assets and Liabilities of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus has been so included and incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

    The Prospectus and this Statement of Additional Information do not contain all of the information included in the Registration Statement filed with the Commission under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

    Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


                                 FINANCIAL STATEMENTS

The financial statements for the period ended April 30, 1997 set forth below are unaudited.

                             CVO GREATER CHINA FUND, INC.

                         STATEMENT OF ASSETS AND LIABILITIES

                                     MAY 15, 1996


ASSETS:

  Cash . . . . . . . . . . . . . . . . . . . . . . . .          $100,000

  Deferred organizational expenses
   (Note 1). . . . . . . . . . . . . . . . . . . . . .          $221,000
                                                              ------------

Total Assets . . . . . . . . . . . . . . . . . . . . .          $321,000
                                                              ------------

LIABILITIES:

  Organizational expenses payable to
    Adviser (Note 1) . . . . . . . . . . . . . . . . .          $221,000
                                                              ------------

Total Liabilities. . . . . . . . . . . . . . . . . . .          $221,000
                                                              ------------

COMMITMENTS (Notes 1 and 2). . . . . . . . . . . . . .             --

NET ASSETS:                                                     $100,000
                                                              ------------
                                                              ------------

  CVO Greater China Fund, Inc. - 5,000 shares
  Class I, par value $.001 per share issued and
  outstanding; 5 billion shares                                  $50,000
authorized. . . . . . .
                                                              ------------
                                                              ------------

  CVO Greater China Fund, Inc. - 5,000 shares
  Class II, par value $.001 per share issued and
  outstanding; 5 billion shares                                  $50,000
authorized. . . . . . .
                                                              ------------
                                                              ------------

Net Asset Value Per Share (Class I and Class II) . . .            $10.00
                                                                  ------
                                                                  ------



See accompanying Notes to Financial Statement

                             NOTES TO FINANCIAL STATEMENT
NOTE 1

  CVO Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on September 2, 1994. The Fund has had no operations other than those relating to organizational matters and the issuance of 5,000 Class I and 5,000 Class II Common Shares to Furman Selz LLC ("FSI"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and consists of two classes of Shares, Class I and Class II. The Fund operates as a non-diversified, open-end, management investment company. In the event that, at any time during the five year period beginning with the effective date of the Registration Statement, the initial shares acquired by FSI prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of initial shares outstanding at the time of such redemption) of the then unamortized organizational expenses as of the date of such redemption. In the event that the Fund liquidates before the deferred organizational expenses are fully amortized, FSI shall bear such unamortized deferred organizational expenses.

NOTE 2

  The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with CVO Greater China Partners, L.P., a Delaware limited partnership (the "Adviser"). The Investment Advisory Agreement provides for the Fund to pay the Adviser an investment advisory fee calculated and accrued daily and paid quarterly at the annual rate of 1.25% of the Fund's average daily net assets. The Adviser will provide portfolio management and certain administrative, clerical and bookkeeping services for the Fund.

  The Fund has entered into a fund administration agreement (the
"Administration Agreement") with FSI in order to provide the Fund with administrative, fund accounting, dividend disbursing and transfer agency services. The services under the Administration Agreement are subject to the supervision of the Fund's Board of Directors and officers and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangement with its custodian and assistance in the preparation of the Fund's Registration Statements under federal and state laws. Pursuant to the Administration Agreement, the Fund will pay FSI the following fees for its services: (i) a monthly administrator's fee computed at an annual rate of 0.15% of the average daily net assets of the Fund, (ii) an annual fund accounting fee of $30,000, and (iii) a 0.25% shareholder servicing fee based on the Fund's assets attributable to Class II Shares. The shareholder servicing fee will be paid by Class II shareholders only. Certain officers and/or directors of the Fund are officers and/or directors of the Administrator. The Fund has retained the Administrator to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Fund Administration Agreement, the Administrator also maintains certain of the Fund's books and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and legal services as the Fund may reasonably require in the operation of its business.

  The Fund has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of Furman Selz Holding Corporation. Under the Distribution Agreement, the Distributor, as agent of the Fund, has agreed to use its best efforts as sole distributor of the Fund's Shares. Under the Plan of Distribution, the Fund is authorized to spend up to 0.25% of the average daily net assets of the Fund solely attributable to Class II shares to reimburse the Distributor for its services.

    The Distribution Agreement provides that the Fund will bear the costs of the registration of its Shares with the Securities and Exchange Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

NOTE 3

    The Fund's Articles of Amendment and Restatement authorize the issuance of two classes of common Shares. The Fund's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing Shares in the same or additional investment portfolios.

                          REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and Board of Directors of CVO Greater China Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of CVO Greater China Fund, Inc. (the "Fund") at May 15, 1996 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

May 17, 1996

                             CVO GREATER CHINA FUND, INC.

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                    APRIL 30, 1997


                                                                      MARKET
                                                        SHARES         VALUE
--------------------------------------------------------------------------------
EQUITY SECURITIES (81.49%)
AUTOMOTIVE (1.60%)
  HONG KONG
    Qingling Motors Co.............................  240,000   (a)   $ 131,672

                                                                     ---------
BANKING & FINANCIAL SERVICES (6.68%)
  HONG KONG
    Dao Heng Bank Group Ltd........................   26,000   (a)     123,514
    JCG Holdings Ltd...............................  128,000   (a)     102,446
    Manhattan Card Company, Ltd....................  244,000   (a)      75,595
  SINGAPORE
    Oversea Chinese Banking Corp...................   11,000   (b)     128,533
    Overseas Union Bank Ltd........................   18,000   (b)     118,231
                                                                     ---------
                                                                       548,319
                                                                     ---------
BUILDING MATERIALS (1.68%)
  TAIWAN
    Pacific Construction Co........................  130,000   (c)     137,708
                                                                     ---------
COMMERCIAL SERVICES (1.16%)
  HONG KONG
    Cosco Pacific Ltd..............................   68,000   (a)      95,243
                                                                     ---------

COMPUTERS (9.47%)
  HONG KONG
    ASM Pacific Technology Ltd.....................  144,000   (a)     102,240
    Founder Hong Kong Ltd..........................  296,000   (a)     189,143
  SINGAPORE
    Acer Computer International Ltd................   70,000           120,400
    CSA Holding Ltd................................  168,000   (b)     160,296
    Elec & Eltek International Company, Ltd........   36,000           205,200
                                                                     ---------
                                                                       777,279
                                                                     ---------
CONTAINERS & PACKING (2.67%)
  HONG KONG
    Sinocan Holdings Ltd...........................  552,000   (a)     219,118
                                                                     ---------

DISTRIBUTION (5.18%)
  HONG KONG
    China Hong Kong Photo Products Holdings, Ltd...  320,000   (a)     100,174
    Guangnan Holdings Ltd..........................  124,000   (a)     178,480
    Guangnan Holdings Ltd. - Warrant
     (expiration 08/31/98).........................   17,714   (a)       9,833
    Li & Fung Ltd..................................  136,000   (a)     136,939
                                                                     ---------
                                                                       425,426
                                                                     ---------





       The accompanying notes are an integral part of the financial statements.

                             CVO GREATER CHINA FUND, INC.


--------------------------------------------------------------------------------
                   PORTFOLIO OF INVESTMENTS (UNAUDITED)(CONTINUED)
                                    APRIL 30, 1997


                                                                        MARKET
                                                      SHARES             VALUE
-------------------------------------------------------------------------------

EQUITY SECURITIES (CONTINUED)
DIVERSIFIED (12.65%)
  HONG KONG
    Cheung Kong (Holdings) Ltd.....................   12,000   (a)   $ 105,338
    China Resources Enterprises Ltd................   60,000   (a)     165,752
    Citic Pacific Ltd..............................   20,000   (a)     108,178
    First Pacific Company Ltd......................  133,000   (a)     158,813
    Guangdong Investment Co........................  170,000   (a)     159,104
    Hutchison Whampoa Ltd..........................   15,000   (a)     111,340
    Jardine Matheson Holdings Ltd..................   18,000            99,000
    Swire Pacific Ltd..............................   17,000   (a)     131,123
                                                                     ---------
                                                                     1,038,648
                                                                     ---------
ELECTRICAL EQUIPMENT (3.47%)
  SINGAPORE
    Clipsal Industries Ltd.........................   41,000           160,720
    GP Batteries International Ltd.................   42,000           123,900
                                                                     ---------
                                                                       284,620
                                                                     ---------
ELECTRONICS (4.57%)
  HONG KONG
    Varitronix International Ltd...................   68,000   (a)      94,804
    VTech Holdings Ltd.............................   75,000   (a)     125,863
  SINGAPORE
    Thakral Corporation Ltd........................  165,000           154,275
                                                                     ---------
                                                                       374,942
                                                                     ---------
FOOD (6.25%)
  HONG KONG
    Tingyi (Cayman Islands) Holdings Co............  720,000   (a)     175,666
  SINGAPORE
    Delifrance Asia Ltd............................  164,000   (b)(3)  170,087
    Want Want Holdings Ltd.........................   50,000   (3)     167,000
                                                                     ---------
                                                                       512,753
                                                                     ---------
GAS (2.00%)
  HONG KONG
    Hong Kong & China Gas Company Ltd..............  103,400   (a)     164,180
                                                                     ---------

HOME FURNISHINGS (1.38%)
   SINGAPORE
    Roly International Holdings Ltd................  261,000           113,535
                                                                     ---------

IRON/STEEL (1.96%)
  TAIWAN
    China Steel ADS (144A).........................    7,000   (1)(2)  161,000
                                                                     ---------

MEDICAL SUPPLIES (0.69%)
  HONG KONG
    China Pharmaceutical Enterprises &
    Investment Corp................................  291,000   (a)      56,348
                                                                     ---------


       The accompanying notes are an integral part of the financial statements.

                             CVO GREATER CHINA FUND, INC.

--------------------------------------------------------------------------------
                   PORTFOLIO OF INVESTMENTS (UNAUDITED)(CONTINUED)
                                    APRIL 30, 1997


                                                    SHARES/
                                                   PRINCIPAL            MARKET
                                                    AMOUNT               VALUE
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONTINUED)
PAPER PRODUCTS (1.46%)
  HONG KONG
    Climax International Co........................  900,000   (a)   $ 119,667
                                                                     ---------

PLASTICS (1.62%)
  TAIWAN
    China Synthetic Rubber Co......................   75,000   (c)     132,863
                                                                     ---------

POWER ELECTRIC & UTILITIES (1.96%)
  USA
    Shandong Huaneng Power Co., Ltd. ADS...........   14,000   (2)     161,000
                                                                     ---------

REAL ESTATE (1.60%)
  SINGAPORE
    Keppel Land Ltd................................   51,000   (b)(3)  131,174
                                                                     ---------

RETAIL (7.67%)
  HONG KONG
    Esprit Asia Holdings Ltd.......................  330,000   (a)     151,229
    Giordano International Ltd.....................  132,000   (a)      71,568
    Glorious Sun Enterprises.......................  300,000   (a)(3)  149,099
    Goldlion Holdings Ltd..........................  192,000   (a)     113,393
    Jusco Stores (HK) Co...........................  580,000   (a)     144,504
                                                                     ---------
                                                                       629,793
                                                                     ---------
TRANSPORTATION (5.77%)
  HONG KONG
    Guangshen Railway Co. Ltd......................  338,000   (a)     161,440
    New World Infrastructure Ltd...................   63,000   (a)(3)  178,106
    Shenzhen Expressway Co.........................  406,000   (a)(3)  133,647
                                                                     ---------
                                                                       473,193
                                                                     ---------
TOTAL EQUITY SECURITIES.............................                 6,688,481
                                                                     ---------

CORPORATE BONDS (4.43%)
INDUSTRIAL GOODS & SERVICES (3.05%)
  TAIWAN
    Compal Electronics Convertible Bonds 1.00%,
    11/21/03 (144A)................................ $100,000   (1)     140,500
    Formosa Chemical & Fibre Corp. Convertible
    Bonds 1.75%, 07/19/01 (144A)...................  100,000   (1)     109,500
                                                                     ---------
                                                                       250,000
                                                                     ---------
TRANSPORTATION (1.38%)
  TAIWAN
    Yang Ming Marine Transport Convertible Bonds
    2.00%, 10/06/01 (144A).........................  100,000   (1)     113,250
                                                                     ---------
TOTAL CORPORATE BONDS...............................                   363,250
                                                                     ---------



       The accompanying notes are an integral part of the financial statements.

                             CVO GREATER CHINA FUND, INC.

--------------------------------------------------------------------------------
                   PORTFOLIO OF INVESTMENTS (UNAUDITED)(CONTINUED)
                                    APRIL 30, 1997


                                                      PRINCIPAL      MARKET
                                                        AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS (10.83%)


Investors Bank & Trust Co. Repurchase Agreement, 4.93%, 05/01/97 (dated 04/30/97, proceeds $889,194, collateralized by $931,049 Federal Home Loan Mortgage
     Corp. Pool# C00209, 7.50%, due 02/01/23, valued at $933,760). . . . . . . . . .     $889,072            $  889,072
                                                                                                             ----------



TOTAL INVESTMENTS ($7,859,586) (96.75%) . . . . . . . . . . . . . . . . . . . . . . .                         7,940,803

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (3.25%). . . . . . . . . . . . . . . .                           266,886
                                                                                                             ----------

TOTAL NET ASSETS (100.00%). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $8,207,689
                                                                                                             ----------
                                                                                                             ----------




---------------------------------------------------
Principal denominated in the following currencies:
(a) Hong Kong Dollar     (b) Singapore Dollar     (c) Taiwan Dollar
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) American Depository Shares.
(3) Non-Income Producing.

       The accompanying notes are an integral part of the financial statements.

                             CVO GREATER CHINA FUND, INC.
                   STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                    APRIL 30, 1997


---------------------------------------------------------------------------------------------------------------------------------

ASSETS:

  Investments, at market value (cost $7,859,586) (Note 1a) . . . . . . . . . . . . . . . . . . . .      $7,940,803
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         257,668
  Receivable from Adviser (Note 2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          51,652
  Dividend and interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16,624
  Deferred organization expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         158,209
  Prepaid insurance expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7,333
                                                                                                        ----------
       Total Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $8,432,289



LIABILITIES:
  Organization expense payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         173,715
  Other payables and accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          50,885
                                                                                                        ----------
       Total Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        224,600
                                                                                                                       ----------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $8,207,689
                                                                                                                       ----------
                                                                                                                       ----------

NET ASSETS CONSIST OF:
  Shares of capital stock, $0.001 par value per share, 810,569 issued and outstanding
   (Note 4). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $      811
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8,128,830
  Accumulated net investment loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (3,846)
  Undistributed net realized gain on investments and foreign currency transactions . . . . . . . .             677
  Net unrealized appreciation on investments . . . . . . . . . . . . . . . . . . . . . . . . . . .          81,217
                                                                                                        ----------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $8,207,689
                                                                                                                       ----------
                                                                                                                       ----------

CLASS I SHARES:
     NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $8,157,111
                                                                                                                       ----------
                                                                                                                       ----------
     SHARES OF CAPITAL STOCK OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        805,569
                                                                                                                       ----------
                                                                                                                       ----------
     NET ASSET VALUE PER SHARE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $    10.13
                                                                                                                       ----------
                                                                                                                       ----------

CLASS II SHARES:
     NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $   50,578
                                                                                                                       ----------
                                                                                                                       ----------
     SHARES OF CAPITAL STOCK OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          5,000
                                                                                                                       ----------
                                                                                                                       ----------
     NET ASSET VALUE PER SHARE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $    10.12
                                                                                                                       ----------
                                                                                                                       ----------



       The accompanying notes are an integral part of the financial statements.

                             CVO GREATER CHINA FUND, INC.
                         STATEMENT OF OPERATIONS (UNAUDITED)
            FOR THE PERIOD FROM NOVEMBER 19, 1996* THROUGH APRIL 30, 1997


---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:

  Interest income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $25,350
  Dividend income (net of foreign tax withholding of $1,282) . . . . . . . . . . . . . . . . . . .          24,726
                                                                                                           -------
  Total income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $ 50,076



EXPENSES:
 Advisory (Note 2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          33,196
 Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22,174
 Registration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          18,290
 Amortization of organization expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15,506
 Fund accounting (Note 2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15,335
 Professional. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          12,000
 Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8,060
 Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,917
 Administrative services (Note 2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4,010
 Printing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,235
 Transfer and shareholder servicing agent (Note 2) . . . . . . . . . . . . . . . . . . . . . . . .           2,817
 Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,240
                                                                                                           -------
  Total expenses before waivers/reimbursements . . . . . . . . . . . . . . . . . . . . . . . . . .                        142,780
  Less expenses waived/reimbursed (Note 2) . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        (88,858)
                                                                                                                         --------
  Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         53,922
                                                                                                                         --------
NET INVESTMENT LOSS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         (3,846)
                                                                                                                         --------

REALIZED AND UNREALIZED GAIN:
 Net realized gain on investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             823
 Net realized loss on foreign currency transactions. . . . . . . . . . . . . . . . . . . . . . . .            (146)
 Net unrealized appreciation on investments. . . . . . . . . . . . . . . . . . . . . . . . . . . .          81,217
                                                                                                           -------
  Net realized and unrealized gain on investments and foreign currency transactions. . . . . . . .                         81,894
                                                                                                                         --------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . .                       $ 78,048
                                                                                                                         --------
                                                                                                                         --------



* Commencement of operations.


       The accompanying notes are an integral part of the financial statements.

                             CVO GREATER CHINA FUND, INC.
                   STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
            FOR THE PERIOD FROM NOVEMBER 19, 1996* THROUGH APRIL 30, 1997


----------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   (3,846)
  Net realized gain on investments and foreign currency transactions . . . . .             677
  Net unrealized appreciation on investments . . . . . . . . . . . . . . . . .          81,217
                                                                                    ----------
  Net increase in net assets resulting from operations . . . . . . . . . . . .          78,048
                                                                                    ----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
  Net increase in net assets from capital share transactions . . . . . . . . .       8,029,611
                                                                                    ----------

  Total increase in net assets . . . . . . . . . . . . . . . . . . . . . . . .       8,107,659

NET ASSETS
  Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         100,030
                                                                                    ----------
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $8,207,689
                                                                                    ----------
                                                                                    ----------




* Commencement of operations.


       The accompanying notes are an integral part of the financial statements.

                             CVO GREATER CHINA FUND, INC.
                           FINANCIAL HIGHLIGHTS (UNAUDITED)
            FOR THE PERIOD FROM NOVEMBER 19, 1996* THROUGH APRIL 30, 1997

SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK
OUTSTANDING THROUGH THE PERIOD:


------------------------------------------------------------------------------------

CLASS I SHARES:
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . .         $10.00
                                                               ------
  Net investment incomeq . . . . . . . . . . . . . . .           0.00
  Net realized and unrealized gains. . . . . . . . . .           0.13
                                                               ------
  Total from investment operations . . . . . . . . . .           0.13
                                                               ------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . .         $10.13
                                                               ------
                                                               ------

TOTAL INVESTMENT RETURN**. . . . . . . . . . . . . . .          1.30%
RATIOS/ SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) . . . . . .         $8,157
Ratios to average net assets:
  Expenses . . . . . . . . . . . . . . . . . . . . . .          2.00%        (1) (2)
  Net investment income. . . . . . . . . . . . . . . .          (0.14)%        (1)
PORTFOLIO TURNOVER RATE. . . . . . . . . . . . . . . .          0.04%
AVERAGE COMMISSION RATE +. . . . . . . . . . . . . . .         $0.004

CLASS II SHARES:
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . .         $10.00
                                                               ------
  Net investment income. . . . . . . . . . . . . . . .           0.00
  Net realized and unrealized gains. . . . . . . . . .           0.12
                                                               ------
  Total from investment operations . . . . . . . . . .           0.12
                                                               ------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . .         $10.12
                                                               ------
                                                               ------



TOTAL INVESTMENT RETURN**. . . . . . . . . . . . . . .          1.30%
RATIOS/ SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) . . . . . .            $51
Ratios to average net assets:
  Expenses . . . . . . . . . . . . . . . . . . . . . .          2.00%        (1) (2)
  Net investment income. . . . . . . . . . . . . . . .          (0.14)%        (1)
PORTFOLIO TURNOVER RATE. . . . . . . . . . . . . . . .          0.04%
AVERAGE COMMISSION RATE +. . . . . . . . . . . . . . .         $0.004






---------------------
*Commencement of operations.
** Not annualized. Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(1)  Annualized.
(2) If the Fund had borne all expenses that were assumed or waived by the Adviser and Administrator, the above expense ratio would have been 5.33% (annualized).
+ A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.



       The accompanying notes are an integral part of the financial statements.

                             CVO GREATER CHINA FUND, INC.
                      NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. CVO Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on September 2, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund operates as a non-diversified, no-load, open-end, management investment company and offers two classes of shares: Class I Shares, which are offered to institutional investors, and Class II Shares, which are offered to non-institutional investors. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that Class II Shares are expected to bear additional shareholder servicing expenses.

The following are significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF SECURITIES. Equity securities for which the primary market is outside the U.S. are valued using the closing price or the last sale price. Equity securities for which the primary market is the U.S. are valued at the last sale price. Short-term obligations having maturities of 60 days or less are valued at amortized cost as reflecting fair value, and if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Fund's Board of Directors. Securities quoted in foreign currencies initially are valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b. FOREIGN EXCHANGE TRANSACTIONS. The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated as follows:

    i. market value of investment securities and other assets and liabilities - at the exchange rate on the valuation date;

    ii. purchases and sales of investment securities, income and expenses - at the exchange rate prevailing on the respective date of such transactions.

The resultant foreign exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

c. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations.

d. DETERMINATION OF NET ASSET VALUE AND ALLOCATION OF EXPENSES. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Shareholder servicing fees are solely borne by Class II Shares.

e. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

f. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions of net realized gains are declared and paid at least annually by the Fund. The Fund records dividends and distributions to shareholders on the ex dividend date.

                             CVO GREATER CHINA FUND, INC.
                 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

--------------------------------------------------------------------------------

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature, and to the extent such differences are permanent in nature, these amounts are reclassified within the capital acounts based on their federal tax-basis treatment; temporary differences do not require a reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

g. FEDERAL INCOME TAXES. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distributes all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

h. USE OF ESTIMATES. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared in accordance with generally accepted accounting principles. Actual results could differ from these amounts.

2. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS. The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with CVO Greater China Partners, L.P. (the "Adviser"). The Investment Advisory Agreement provides that the Fund pays the Adviser an investment advisory fee that is calculated daily and paid monthly on the average daily net assets of the Fund at the annual rate of 1.25%. The Adviser provides portfolio management and certain administrative, clerical and bookkeeping services for the Fund. For the period ended April 30, 1997, the Adviser earned and waived fees of $33,196.

Prior to January 1, 1997, Furman Selz LLC ("Furman Selz") provided the Fund with administrative, fund accounting, shareholder servicing, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement were subject to the supervision of the Fund's Board of Directors and officers and included the day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian and assistance in the preparation of the Fund's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Fund paid Furman Selz a monthly fee for its services which on an annualized basis did not exceed 0.15% of the average daily net assets of the Fund. From November 19, 1996 to December 31, 1996, Furman Selz earned and waived fees of $798.

As Administrator, Furman Selz provided the Fund with fund accounting and related services. For these services Furman Selz was paid a fee of $2,500 per month. From November 19, 1996 to December 31, 1996, Furman Selz earned fees, including reimbursement of out of pocket expenses, of $3,939.

Furman Selz served as Shareholder Servicing Agent for the Fund. The fees paid to Furman Selz were based on the Fund's net assets attributable to the Class II Shares, reflecting the higher cost of servicing the holders of said shares. Furman Selz received a monthly shareholder servicing fee computed at an annual rate of 0.25% of the average daily net assets of the Fund attributable to the Class II Shares. This fee was allocated to Class II Shares only, as payment for answering inquiries and requests for Fund information by Class II shareholders. From November 19, 1996 to December 31, 1996, no shareholder servicing fees were incurred.

Furman Selz acted as Transfer Agent for the Fund and received reimbursement of certain expenses plus a per account fee of $15 per year. From November 19, 1996 to December 31, 1996, Furman Selz earned fees of $2,146.

                             CVO GREATER CHINA FUND, INC.
                 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

--------------------------------------------------------------------------------

The Fund has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. Under the Plan of Distribution, the Fund is authorized to spend up to 0.25% of its average daily net assets of the Fund solely attributable to Class II Shares for the purpose of compensating the Distributor for activities primarily intended to result in the sales of Class II Shares. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. For the period ended April 30, 1997, no distribution costs were incurred.

On October 1, 1996, the Fund entered into agreements with BISYS Fund Services ("BISYS") pursuant to which BISYS performs the administrative, accounting, shareholder servicing and transfer agency services described above on substantially similar terms. BISYS also acquired from Furman Selz its interest in OFFIT Funds Distributor, Inc. The agreements became effective on January 1, 1997.

From January 1, 1997 to April 30, 1997, BISYS earned administrative services fees, fund accounting fees and transfer agent fees, amounting to $3,212, $11,396 and $671, respectively. During the same period, BISYS waived the administrative services fees for the Fund. No shareholder servicing fees were incurred.

The Adviser has voluntarily agreed to limit the expense ratio for the Fund at 2.00%. In order to maintain this ratio, the Adviser has waived its advisory fee and has agreed to reimburse the Fund $51,652.

3. INVESTMENTS. Purchase and sales of securities for the period ended April 30, 1997, other than short-term securities, amounted to $6,970,606 and $1,715, respectively for the Fund. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                                                   FUND
                                                  ------

    Aggregate cost . . . . . . . . . . . . . . . $7,859,586
                                                 ----------
                                                 ----------

    Gross unrealized appreciation                  $593,464
    Gross unrealized depreciation                  (512,247)
                                                 ----------

    Net unrealized appreciation                     $81,217
                                                 ----------
                                                 ----------

The Fund may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

                             CVO GREATER CHINA FUND, INC.
                 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

--------------------------------------------------------------------------------

4. CAPITAL STOCK TRANSACTIONS. The Fund's Articles of Incorporation permit the Fund to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the period ended April 30, 1997, were as follows:

                                                   CLASS I SHARES
                                            ------------------------------
                                              SHARES              AMOUNT
                                            ----------          ----------
    Shares sold. . . . . . . . . . . . . .     800,837          $8,032,337
    Shares issued in
     reinvestment of  dividends
     and distributions . . . . . . . . . .           0                   0
    Shares redeemed. . . . . . . . . . . .        (271)             (2,726)
                                               -------          -----------

    Net increase . . . . . . . . . . . . .     800,566          $8,029,611
                                               -------          -----------
                                               -------          -----------

5. OTHER MATTERS. The Fund invests primarily in the Greater China Region which consists of the People's Republic of China, Hong Kong, Taiwan and Singapore. Investments are made in obligations of foreign entities and securities denominated in foreign currencies involve risk not typically involved in domestic investments. Such risks include fluctuations in the foreign exchange rates, ability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investments restrictions, less publically available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign markets and issuers.

                           PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

          (a)  Financial Statements:


          Financial Statements included in Part A of this Registration
          Statement:

               1. Financial Highlights for the Period Ended April 30, 1997 (unaudited)

          Financial Statements included in Part B of this Registration
          Statement:

               1.  Schedule of Portfolio Investments (unaudited)

               2. Statement of Changes in Net Assets for the Period Ended April 30, 1997 (unaudited)

               3. Statement of Assets and Liabilities dated April 30, 1997 (unaudited)

               4. Statement of Operations for the Period ended April 30, 1997 (unaudited)

               5. Financial Highlights for the Period ended April 30, 1997 (unaudited)

               6.  Notes to Financial Statements dated April 30, 1997
          (unaudited)

               7. Statement of Assets and Liabilities and Notes Thereto as of May 15, 1996

               8.  Report of Independent Accountants


          (b)  Exhibits


 Exhibit                                 Description
 Number                                  -----------
 -------

     1                 --   Registrant's Articles of Amendment and Restatement.*

     2                 --   Registrant's By-Laws.*

     3                 --   None.

     4(a)              --   Form of Stock Certificate for shares of Class I
                            Stock.*

     4(b)              --   Form of Stock Certificate for shares of Class II
                            Stock.*

     5                 --   Form of Advisory Agreement between Registrant and
                            CVO Greater China Partners, L.P.*

     6                 --   Distribution Agreement between Registrant and OFFIT
                            Funds Distributor, Inc.**


     7                 --   None.

     8                 --   Form of Custodian Agreement between Registrant and
                            Investors Bank & Trust Company.*


     9(a)              --   Administration Agreement between Registrant and
                            BISYS Fund Services.**

     9(b)              --   Transfer Agency Agreement between Registrant and
                            BISYS Fund Services.**

     9(c)              --   Form of Dealer and Selling Group Agreement.**

     9(d)              --   Fund Accounting Agreement between Registrant and
                            BISYS Fund Services.**


     10                --   Opinion and Consent of Piper and Marbury.*

     11(a)             --   Consent of Price Waterhouse LLP.**

     12                --   None.

     13                --   Form of Share Purchase Agreement between Registrant
                            and OFFIT Funds Distributor, Inc.*

     14                --   None.

     15                --   Form of Rule 12b-1Plan of Distribution.*


     16                --   Schedule of Computation of Performance
                            Calculation**.

     17                --   Financial Data Schedule**.


     18                --   None.


__________________
* Previously filed on April 17, 1996 as part of Pre-Effective Amendment Number Two and incorporated by reference herein.

**   Filed with this Post Effective Amendment Number One on May 30, 1997.


Item 25.  PERSONS CONTROLLED BY OR UNDER
          COMMON CONTROL WITH REGISTRANT.

          Registrant is controlled by its Board of Directors.

Item 26.  NUMBER OF HOLDERS OF SECURITIES.



      Title of Class                                  Number of Record
      --------------                              Holders at April 30, 1997
      CVO Greater China Fund, Inc. - Class I
      par value $.001 per share. . . . .                     30

      CVO Greater China Fund, Inc. - Class II,
      par value $.001 per share. . . . .                      1


Item 27.  INDEMNIFICATION.

      Reference is made to Article VI of Registrant's Articles of Amendment and Restatement (Exhibit 1 hereto), Article IV of Registrant's By-laws (Exhibit 2 hereto) and Section 4 of the Form of Distribution Agreement between Registrant and OFFIT Funds Distributor, Inc. (Exhibit 6 hereto).

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      The Adviser provides asset management services solely to the Fund. The general partners of the Adviser provide investment management services to individuals, institutions and retirement benefits plans.

      To the knowledge of Registrant, none of the directors or executive officers of the general partners of the Adviser except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature.

                             Position with
                             OFFITBANK        Principal Occupation or Other
                             Greater          Employment of a Substantial
 Name                        China, Inc..     Nature During the Past Two Years
 ----                        ------------     --------------------------------

 Morris W. Offit             President and    President and Director, OFFITBANK
                             Chairman         (1983 - present)
                             of the Board


 Wallace Mathai-Davis        Secretary,       Managing Director, OFFITBANK
                             Treasurer        (1986 - present)
                             and Director


                             Position with
                             ChinaVest        Principal Occupation or Other
                             Public           Employment of a Substantial Nature
 Name                        Equities, LLC    During the Past Two Years
 ----                        -------------    ------------------

 Edward C. Collins           Manager          Attorney, McCutchen, Doyle, Brown
                                              & Enersen (1988 - January 1995):
                                              Managing Director, ChinaVest,
                                              Inc., a California corporation
                                              (January 1995 - present)

 Jenny H. Theleen            Manager          Managing Director, ChinaVest
                                              Ltd. (1985 - present); Secretary-
                                              Treasurer, ChinaVest, Inc.
                                              (January 1995 - present)

Item 29.  PRINCIPAL UNDERWRITER.

     (a) In addition to the Registrant, OFFIT Funds Distributor, Inc. (a wholly-owned subsidiary of BISYS Fund Services) currently acts as distributor to CVO Greater China Fund, Inc. OFFIT Funds Distributor, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc..

     (b) The information required by this Item 29(b) with respect to each director, officer or partner of OFFIT Funds Distributor, Inc. is incorporated by reference to Schedule A of Form BD filed by OFFIT Funds Distributor, Inc. pursuant to the Securities and Exchange Act of 1934, as amended (SEC File No. 801-12425).

     (c)  Not applicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.


      All accounts, books and other records relating to the Fund that are required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of the Fund's administrator, BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219.


Item 31.  MANAGEMENT SERVICES.

          Not applicable.

Item 32.  UNDERTAKINGS.

      (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the 1940 Act.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 30th day of May, 1997.


                                             CVO GREATER CHINA FUND, INC.


                                             By:  /s/ Morris W. Offit
                                                -------------------------------
                                                  Morris W. Offit, President


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of May, 1997.


      Signature                                    Title
      ---------                                    -----

 /s/ MORRIS W. OFFIT
 ------------------------------------
 Morris W. Offit                              President, Chief Executive
                                              Officer and Director (Principal
                                              Executive Officer)

 /s/ ROBERT A. THELEEN
 ------------------------------------
 Robert A. Theleen                            Director

 /s/ EDWARD J. LANDAU
 ------------------------------------
 Edward J. Landau                             Director

 /s/ JAMES PARKS MORTON
 ------------------------------------
 The Very Reverend James Parks Morton         Director

 /s/ JOHN W. GLYNN, JR.
 ------------------------------------
 John W. Glynn, Jr.                           Director

 /s/ WALLACE MATHAI-DAVIS
 ------------------------------------
 Wallace Mathai-Davis                         Secretary and Treasurer
                                              (Principal Financial and
                                              Accounting Officer)

 1        --   Registrant's Articles of Amendment and Restatement.*

 2        --   Registrant's By-Laws.*

 4(a)     --   Form of Stock Certificate for shares of Class I Stock.*

 4(b)     --   Form of Stock Certificate for shares of Class II Stock.*

 5        --   Form of Advisory Agreement between Registrant and CVO Greater
               China Partners, L.P.*

 6        --   Distribution Agreement between Registrant and  OFFIT Funds
               Distributor, Inc.**

 8        --   Form of Custodian Agreement between Registrant and Investors
               Bank & Trust Company.*

 9(a)     --   Fund Administration Agreement between Registrant and BISYS Fund
               Services, Inc.**

 9(b)     --   Transfer Agency Agreement between Registrant and BISYS Fund
               Services, Inc.**

 9(c)     --   Form of Dealer and Selling Group Agreement.**

 9(d)     --   Fund Accounting Agreement between Registrant and BISYS Fund
               Services, Inc.**

 10       --   Opinion and Consent of Piper and Marbury.*

 11(a)    --   Consent of Price Waterhouse LLP.**

 13       --   Form of Share Purchase Agreement between Registrant and OFFIT
               Funds Distributor, Inc.*

 15       --   Form of Rule 12b-1 Plan of Distribution.*

 16       --   Schedule of Computation of Performance Calculation.**

 17       --   Financial Data Schedules.**

 _________________
 *  Previously filed on April 17, 1996 as part of Pre-Effective
 Amendment Number Two.


 **  Filed on May 30, 1997 as part of Post Effective Amendment Number
 One.